    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1997


                                                       REGISTRATION NOS. 33-8122
                                                                        811-4805
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]
               Post-Effective Amendment No.  28                          [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]
               Amendment No.  29                                         [X]


                    VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST

   (Exact Name of Registrant as Specified in the Agreement and Declaration of
                                     Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181

              (Address of Principal Executive Offices) (Zip Code)


                                 (630) 684-6000

               Registrant's Telephone Number, including Area Code



                             RONALD A. NYBERG, ESQ.

            Executive Vice President, General Counsel and Secretary,
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                            ------------------------


                                   Copies to:



                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.

                      Skadden, Arps, Slate, Meagher & Flom
                              333 W. Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:



          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


     IF APPROPRIATE CHECK THE FOLLOWING BOX:

          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.

================================================================================

                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 28 to the Registration Statement contains six Prospectuses and six Statements of Additional Information describing the six series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page

     Cross Reference Sheet with respect to the Applicable Series

     Prospectuses relating to the Applicable Series, in the following order:

      Van Kampen American Capital Utility Fund

      Van Kampen American Capital Growth Fund

      Van Kampen American Capital Value Fund
      Van Kampen American Capital Great American Companies Fund
      Van Kampen American Capital Prospector Fund
      Van Kampen American Capital Aggressive Growth Fund

     Statements of Additional Information relating to the Applicable Series, in the following order:

      Van Kampen American Capital Utility Fund

      Van Kampen American Capital Growth Fund

      Van Kampen American Capital Value Fund
      Van Kampen American Capital Great American Companies Fund
      Van Kampen American Capital Prospector Fund
      Van Kampen American Capital Aggressive Growth Fund

     Part C Information

     Exhibits

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND
           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND
                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND
               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND

                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

                                ITEM NUMBER OF                              LOCATION OR CAPTION
                                  FORM N-1A                                    IN PROSPECTUS
                                --------------                              -------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS
Item  1.                 Cover Page..................    Cover Page
Item  2.                 Synopsis....................    PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION EXPENSES;
                                                         ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
Item  3.                 Condensed Financial
                           Information...............    SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                                         EXPENSES AND EXAMPLE; FUND PERFORMANCE; ADDITIONAL
                                                         INFORMATION
Item  4.                 General Description of
                           Registrant................    PROSPECTUS SUMMARY; THE FUND; INVESTMENT OBJECTIVE AND
                                                         POLICIES; INVESTMENT PRACTICES; DESCRIPTION OF SHARES OF
                                                         THE FUND
Item  5.                 Management of the
                           Fund......................    ANNUAL FUND OPERATING EXPENSES AND EXAMPLE; INVESTMENT
                                                         PRACTICES; INVESTMENT ADVISORY SERVICES; SHAREHOLDER
                                                         SERVICES
Item  6.                 Capital Stock and Other
                           Securities................    DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES; THE
                                                         DISTRIBUTION AND SERVICE PLANS; TAX STATUS; SHAREHOLDER
                                                         SERVICES;
                                                         DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL INFORMATION
Item  7.                 Purchase of Securities
                           Being Offered.............    SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                                         ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION AND
                                                         SERVICE PLANS; SHAREHOLDER SERVICES; FUND PERFORMANCE
Item  8.                 Redemption or
                           Repurchase................    PURCHASE OF SHARES; REDEMPTION OF SHARES; SHAREHOLDER
                                                         SERVICES
Item  9.                 Pending Legal
                           Proceedings...............    Not Applicable

                                ITEM NUMBER OF                              LOCATION OR CAPTION
                                  FORM N-1A                                    IN PROSPECTUS
                                --------------                              -------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.                 Cover Page..................    Cover Page
Item 11.                 Table of Contents...........    Table of Contents
Item 12.                 General Information
                           and History...............    The Fund and the Trust
Item 13.                 Investment Objectives
                           and Policies..............    Investment Policies and Restrictions
Item 14.                 Management of the
                           Fund......................    Officers and Trustees
Item 15.                 Control Persons and
                           Principal Holders of
                           Securities................    Officers and Trustees
Item 16.                 Investment Advisory and
                           Other Services............    Contained in Prospectus under captions: PURCHASE OF
                                                         SHARES; INVESTMENT ADVISORY SERVICES, THE DISTRIBUTION AND
                                                         SERVICE PLANS; Investment Advisory and Other Services;
                                                         Legal Counsel; Officers and Trustees; The Distributor
Item 17.                 Brokerage Allocation and
                           Other Practices...........    Portfolio Transactions and Brokerage Allocation
Item 18.                 Capital Stock and
                           Other Securities..........    Contained in the Prospectus under the caption: DESCRIPTION
                                                         OF SHARES OF THE FUND
Item 19.                 Purchase, Redemption
                           and Pricing of
                           Securities Being
                           Offered...................    Contained in the Prospectus under captions: ALTERNATIVE
                                                         SALES ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                                         SERVICES; REDEMPTION OF SHARES
Item 20.                 Tax Status..................    Contained in Prospectus under captions: TAX STATUS;
                                                         PURCHASE OF SHARES; Tax Status of the Fund
Item 21.                 Underwriters................    The Distributor
Item 22.                 Calculation of Performance
                           Data......................    Contained in the Prospectus under the caption: FUND
                                                         PERFORMANCE; Performance Information
Item 23.                 Financial Statements........    Not Applicable


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                  UTILITY FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Utility Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities (as described in the Prospectus) issued by companies engaged in the utilities industry ("Utility Securities"). Companies engaged in the utilities industry include those involved in the production, transmission or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods or services. Under normal market conditions, at least 80% of the Fund's assets will be invested in Utility Securities. The Fund may invest up to 35% of its assets in securities issued by non-U.S. issuers. There can be no assurance that the Fund will achieve its investment objective. The Fund is organized as a separate series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Investment Practices........................................     15
Investment Advisory Services................................     21
Alternative Sales Arrangements..............................     23
Purchase of Shares..........................................     24
Shareholder Services........................................     34
Redemption of Shares........................................     38
Distribution and Service Plans..............................     41
Distributions from the Fund.................................     43
Tax Status..................................................     44
Fund Performance............................................     48
Description of Shares of the Fund...........................     49
Additional Information......................................     50


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTORS TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Utility Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The Fund's investment objective is to provide its shareholders with capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY AND RISKS. The Fund seeks to achieve its investment objective by investing primarily in the securities summarized below.

  Utility Securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities (as described herein) issued by companies engaged in the utilities industry ("Utility Securities"). Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods or services. Under normal market conditions, at least 80% of the Fund's assets are invested in Utility Securities. Because of the Fund's policy of concentrating its investments in Utility Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry. Under normal market conditions, the Fund may invest up to 20% of its assets in securities other than Utility Securities, including common stocks and income securities of issuers not engaged in the utilities industry, cash and money market instruments.

  Income Securities and Lower Grade Income Securities. The Fund's investments in income securities are rated, at the time of investment, at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization; provided, however, the Fund may invest up to 20% of its assets in income securities that are rated BB or B by S&P or Ba or B by Moody's (or comparably rated by any other nationally recognized statistical rating service) or in unrated income securities considered by the Fund's investment adviser to be of comparable or higher quality. Such lower rated or unrated income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. The Fund does not invest in securities rated below B by S&P and below B by Moody's. While offering opportunities for higher yields, lower-grade securities are considered below "investment grade" and involve a greater degree of credit risk than investment grade income securities; although the lower-grade income securities of an issuer generally involve a lower degree of credit risk than its common stock. For a discussion of lower grade securities, please see the section of the prospectus captioned "Investment Objective and Policies -- Portfolio Securities -- Income Securities and Risks of Lower Grade Income Securities."

  Foreign Securities. The Fund may invest up to 35% of its assets in securities issued by non-U.S. issuers. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, confiscatory taxation and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

  The Fund's net asset value per share will fluctuate depending on market conditions and other factors. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund also may use various investment techniques including engaging in Strategic Transactions, as herein defined, entering into when-issued or delayed delivery transactions, lending portfolio securities, repurchase agreements and reverse repurchase agreements. Such transactions entail certain risks. See "Investment Practices."


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."



PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."



INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income are declared and paid quarterly; net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES          SHARES          SHARES
                                  -------        -------         -------
Maximum sales charge imposed on
  purchases (as a percentage of
  the offering price)...........  5.75%(1)         None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of the offering
  price)........................    None         None(3)         None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price or
  redemption proceeds)..........  None(2)          Year            Year
                                                 1--4.00%        1--1.00%
                                                   Year        After--None
                                                 2--3.75%
                                                   Year
                                                 3--3.50%
                                                   Year
                                                 4--2.50%
                                                   Year
                                                 5--1.50%
                                                   Year
                                                 6--1.00%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None           None            None
Exchange fees...................    None           None            None

------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                               CLASS A    CLASS B       CLASS C
                                               SHARES     SHARES        SHARES
                                               -------    -------       -------
Management Fees (as a percentage of average
  daily net assets)..........................   0.65%      0.65%         0.65%

12b-1 Fees(1) (as a percentage of average
  daily net assets)..........................   0.25%      1.00%(3)      1.00%(3)

Other Expenses(2) (as a percentage of average
  daily net assets, after expense
  reimbursement).............................   0.51%      0.52%         0.52%

Total Expenses(2) (as a percentage of average
  daily net assets, after expense
  reimbursement).............................   1.41%      2.17%         2.17%


----------------


(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(2) Absent the Adviser's expense reimbursement for the fiscal year ending June 30, 1997, "Other Expenses" would have been 0.52% for Class A Shares, 0.52% for Class B Shares and 0.53% for Class C Shares and "Total Expenses" would have been 1.42% for Class A Shares, 2.17% for Class B Shares and 2.18% for Class C Shares.



(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

EXAMPLE:


                                               ONE     THREE    FIVE      TEN
                                               YEAR    YEARS    YEARS    YEARS
                                               ----    -----    -----    -----
    You would pay the following expenses on a
      $1,000 investment, assuming (i) an
      operating expense ratio of 1.41% for
      Class A Shares, 2.17% for Class B
      Shares and 2.17% for Class C Shares,
      (ii) 5.00% annual return and (iii)
      redemption at the end of each time
      period:
      Class A Shares.........................  $71     $100     $130     $217
      Class B Shares.........................  $62     $103     $131     $231*
      Class C Shares.........................  $32     $ 68     $116     $250
    An investor would pay the following
      expenses on the same $1,000 investment
      assuming no redemption at the end of
      each period:
      Class A Shares.........................  $71     $100     $130     $217
      Class B Shares.........................  $22     $ 68     $116     $231*
      Class C Shares.........................  $22     $ 68     $116     $250


------------------------------------------------------------------------------
* Based on conversion to Class A Shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares", "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the period)
--------------------------------------------------------------------------------


  The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                                    CLASS A SHARES                                 CLASS B SHARES
                                     --------------------------------------------   --------------------------------------------
                                                                        FROM                                           FROM
                                                                   JULY 28, 1993                                  JULY 28, 1993
                                                                   (COMMENCEMENT                                  (COMMENCEMENT
                                         YEAR ENDED JUNE 30,       OF INVESTMENT        YEAR ENDED JUNE 30,       OF INVESTMENT
                                     ---------------------------   OPERATIONS) TO   ---------------------------   OPERATIONS) TO
                                      1997      1996      1995     JUNE 30, 1994     1997      1996      1995     JUNE 30, 1994
                                     -------   -------   -------   --------------   -------   -------   -------   --------------
Net Asset Value, Beginning of the
 Period............................  $15.298   $13.386   $12.906       $14.300      $15.296   $13.356   $12.880       $14.300
                                     -------   -------   -------       -------      -------   -------   -------       -------
 Net Investment Income.............     .637      .538      .595          .479         .519      .426      .507          .394
 Net Realized and Unrealized
   Gain/Loss.......................    1.317     2.077      .485        (1.513)       1.314     2.080      .461        (1.519)
                                     -------   -------   -------       -------      -------   -------   -------       -------
Total from Investment Operations...    1.954     2.615     1.080        (1.034)       1.833     2.506      .968        (1.125)
                                     -------   -------   -------       -------      -------   -------   -------       -------
Less:
 Distributions from Net Investment
   Income..........................     .610      .703      .600          .323         .494      .566      .492          .258
 Distributions from Net Realized
   Gain............................     .201     --0--     --0--          .037         .201     --0--     --0--          .037
                                     -------   -------   -------       -------      -------   -------   -------       -------
Total Distributions................     .811      .703      .600          .360         .695      .566      .492          .295
                                     -------   -------   -------       -------      -------   -------   -------       -------
Net Asset Value, End of the
 Period............................  $16.441   $15.298   $13.386       $12.906      $16.434   $15.296   $13.356       $12.880
                                     =======   =======   =======       =======      =======   =======   =======       =======
Total Return(a)....................   13.20%    19.93%     8.70%        (7.38%)*     12.30%    19.08%     7.80%        (8.02%)*
Net Assets at End of the Period (in
 millions).........................    $52.5     $57.7     $50.4          $51.5       $83.3     $92.9     $81.0          $83.7
Ratio of Expenses to Average Net
 Assets(b).........................    1.41%     1.38%     1.34%         1.34%        2.17%     2.13%     2.05%         2.06%
Ratio of Net Investment Income to
 Average Net Assets(b).............    4.03%     3.61%     4.55%         4.10%        3.27%     2.86%     3.84%         3.36%
Portfolio Turnover.................     102%      121%      109%          102%*        102%      121%      109%          102%*
Average Commission Paid Per Equity
 Share Traded(c)...................   $.0601    $.0590       N/A            N/A      $.0601    $.0590       N/A            N/A
---------------
*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.
N/A = Not Applicable

                                                     CLASS C SHARES
                                     ----------------------------------------------
                                                                         FROM
                                                                   AUGUST 13, 1993
                                         YEAR ENDED JUNE 30,       (COMMENCEMENT OF
                                     ---------------------------   DISTRIBUTION) TO
                                      1997      1996      1995      JUNE 30, 1994
                                     -------   -------   -------   ----------------
Net Asset Value, Beginning of the
 Period............................  $15.290   $13.356   $12.868       $14.460
                                     -------   -------   -------        ------
 Net Investment Income.............     .503      .470      .482          .330
 Net Realized and Unrealized
   Gain/Loss.......................    1.328     2.030      .498        (1.627)
                                     -------   -------   -------        ------
Total from Investment Operations...    1.831     2.500      .980        (1.297)
                                     -------   -------   -------        ------
Less:
 Distributions from Net Investment
   Income..........................     .494      .566      .492          .258
 Distributions from Net Realized
   Gain............................     .201     --0--     --0--          .037
                                     -------   -------   -------        ------
Total Distributions................     .695      .566      .492          .295
                                     -------   -------   -------        ------
Net Asset Value, End of the
 Period............................  $16.426   $15.290   $13.356       $12.868
                                     =======   =======   =======        ======
Total Return(a)....................   12.37%    19.00%     7.88%        (9.11%)*
Net Assets at End of the Period (in
 millions).........................     $4.9      $5.0      $1.3         $1.1
Ratio of Expenses to Average Net
 Assets(b).........................    2.17%     2.13%     2.09%         2.05%
Ratio of Net Investment Income to
 Average Net Assets(b).............    3.23%     2.78%     3.80%         3.38%
Portfolio Turnover.................     102%      121%      109%          102%*
Average Commission Paid Per Equity
 Share Traded(c)...................   $.0601    $.0590       N/A           N/A
---------------
*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.
N/A = Not Applicable


                  See Financial Statements and Notes Thereto.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Utility Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company, organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------


  The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stock and income securities issued by companies engaged in the utilities industry ("Utility Securities"). Companies engaged in the utilities industry include those engaged in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods or services. Under normal market conditions, at least 80% of the Fund's assets will be invested in Utility Securities. Under normal market conditions, the Fund may invest up to 20% of its assets in other than Utility Securities, including common stock and income securities of issuers not engaged in the utilities industry, cash and money market instruments. Income securities include preferred stock and debt securities of various maturities. The Fund's investments in income securities will be rated, at the time of investment, at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"); provided, however, the Fund may invest up to 20% of its assets in income securities that are rated BB or B by S&P or Ba or B by Moody's (or comparably rated by any other NRSRO) or unrated income securities determined by the Fund's investment adviser to be of comparable or higher quality. Such lower rated or unrated income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. While offering opportunities for higher yields, lower-grade securities are considered below "investment grade" and involve a greater degree of credit risk than investment grade income securities; although the lower-grade income securities of an issuer generally involve a lower degree of credit risk than its common stock. Such securities are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation; assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. The Fund may invest up to 35% of its assets in securities issued by non-U.S. issuers. The foregoing policies are fundamental and cannot be changed without approval of the shareholders. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  The Adviser believes that the historical performance of Utility Securities, together with ongoing developments in the utilities industry, indicate the potential for achieving both capital appreciation and current income from investment in a diversified portfolio of Utility Securities. The Adviser believes that the historical characteristics of Utility Securities which are common stocks indicate potential for capital appreciation. The Adviser also believes that many companies engaged in the utilities industry have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time, despite fluctuations in interest rates over time. The annual dividends per share of the Utility Securities comprising the S&P Utilities Index, for the four year period 1993 through 1997, have increased while interest rates during such period, as measured by the six month U.S. Treasury rate, have fluctuated widely. The Adviser believes that the historical characteristics of Utility Securities which are income securities indicate the potential for current income.



  In evaluating particular issuers of Utility Securities, the Adviser will consider a number of factors, including historical growth rates, rates of return on capital, financial condition and resources, geographic location and service area, management skills and such utilities industry factors as regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric energy utilities, the extent and nature of their involvement with nuclear powers. The Adviser will place special emphasis on the potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and risk. The Adviser believes that Utility Securities provide above-average dividend returns and below-average price or earnings ratios which in the view of the Adviser are factors that not only provide current income but also generally tend to moderate risk. The Adviser will buy and sell securities for the Fund's portfolio with a view toward seeking capital appreciation together with current income and will select securities which the Adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Utility Securities permitted by the investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. Other than for tax purposes, frequency of portfolio turnover generally will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the Fund and its shareholders. A high portfolio turnover rate may result in the realization of more short-term capital gain than if the Fund had a lower portfolio turnover rate. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


PORTFOLIO SECURITIES

  UTILITY SECURITIES. Utility Securities are common stocks and income securities of companies engaged in the utilities industry. Companies engaged in the utilities industry include a variety of entities involved in (i) production, transmission or distribution of electric energy, (ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility related goods or services, including entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

  The public utilities industry has experienced significant changes in recent years. Many issuers of Utility Securities have been favorably effected by lower fuel and financing costs, deregulation, the full or near completion of major construction programs and an increasing customer base. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories.

  The rate of return of issuers of Utility Securities generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on Utility Securities depending upon whether such rates and costs are declining or rising.

  Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. In addition, because of the Fund's policy of concentrating its investments in Utility Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Fund's investment in that industry.

  TELECOMMUNICATIONS UTILITIES. The telecommunications industry is experiencing significant changes as local and long distance telephone companies, wireless communications companies and cable television providers begin to compete to provide telecommunications services and as new technologies develop. The Adviser anticipates that new telecommunications legislation also will have a significant impact on the telecommunications industry. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, competition and technological advances may over time provide better-positioned utility companies with opportunities for enhanced profitability.

  GAS AND ELECTRIC UTILITIES. Convergence of gas utilities and electric utilities continues, as electric utilities begin to deregulate and customers begin to use a single energy provider instead of multiple energy providers. Gas companies have been deregulated to a greater extent than electric utilities and have developed more of the business practices necessary to operate in a non-monopoly environment. Electric utilities generally are just beginning to deregulate and may be more likely to experience significant changes than gas companies, which changes may increase the risk of investing in securities of electric utilities. In addition, gas and electric utility companies will continue to be affected by changes in fuel prices and interest rates.

  OTHER UTILITIES. Other issuers of Utility Securities are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus both on the security's potential for appreciation and on its dividend paying capacity.


  The average dividend yield of Utility Securities which are common stocks historically has exceeded the average dividend yield of common stocks of industrial issuers by a significant amount. For example, the common stocks comprising the S&P Utilities Index for calendar 1997 had an average dividend yield of 4.81%, or more than twice the 1.49% average dividend yield for the common stocks comprising the S&P 400 Industrials Index. However, the Fund's portfolio will not necessarily reflect the securities which comprise the S&P Utilities Index and there can be no assurance that the historical investment performance for any industry (including the public utilities industry) is indicative of future performance.



  INCOME SECURITIES AND RISKS OF LOWER GRADE INCOME SECURITIES. The Fund may invest its assets in income securities, which include preferred stocks, debt securities of various maturities and securities convertible into, or ultimately exchangeable for, common stocks. The Fund's investments in income securities will be rated, at the time of investment, at least BBB by S&P, or at least Baa by Moody's or comparably rated by any other NRSRO; provided, however, the Fund may invest up to 20% of its assets in income securities that are rated BB or B by S&P or Ba or B by Moody's (or comparably rated by any other NRSRO) or unrated income securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower grade income securities in which the Fund may invest are rated between BB and B by S&P or between Ba and B by Moody's. Income securities with such ratings from S&P and Moody's are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest and/or repay principal in accordance with their terms. Investment in lower grade securities involves special risks as compared with investment in higher grade securities. The market for lower grade securities is considered to be less liquid than the market for investment grade securities which may adversely affect the ability of the Fund to dispose of such securities in a timely manner at a price which reflects the value of such security in the Adviser's judgment. Because issuers of lower grade securities frequently choose not to seek a rating of their securities, the Fund will rely more heavily on the Adviser's ability to determine the relative investment quality of such securities than if the Fund invested exclusively in higher grade securities. For a description of the ratings assigned to income securities, including lower grade income securities, please see "Description of Securities Ratings" in the Statement of Additional Information.


  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, in addition to the factors described above, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.


  FOREIGN SECURITIES. The Fund may invest up to 35% of its assets in securities issued by non-U.S. issuers of similar quality as the securities described above as determined by the Adviser. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status."


  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Adviser believes that many foreign issuers of Utility Securities have yet to experience the growth that certain issuers of Utility Securities located in the United States have experienced and that as such foreign issuers develop their domestic markets, they may become attractive investments. In addition, the Adviser believes that certain foreign governments may engage in programs of privatization of issuers of Utility Securities and that the Utility Securities issued by privatized companies may offer attractive investment opportunities with the potential for long-term growth. However it is not possible to predict the terms of offerings by privatized companies or the effect of privatizations in the domestic securities market of such privatized companies. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Fund.


  DEFENSIVE STRATEGIES. At times, conditions in the markets for Utility Securities may, in the Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's (or comparably rated by any other NRSRO); commercial paper rated in the highest grade by either rating service (or comparably rated by any other NRSRO); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  In connection with the investment policies described above, the Fund may engage in strategic transactions, enter into currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase and reverse repurchase agreements and lend its portfolio securities in each case, subject to the limitations set forth below. These investments entail risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid and are subject to the Fund's limitation on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.



  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.


  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers, up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price which is greater than the sales price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of the Fund's investment restriction on borrowings.

  The Fund is authorized to borrow money from banks or enter into reverse repurchase agreements with banks in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount includes no more than 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. The Fund has no current intention to borrow money other than for such temporary purposes. Accordingly, the Fund will not acquire additional Utility Securities during any period in which its borrowings exceed 5% of the Fund's total assets. The Fund will borrow only when the Adviser believes that such borrowings will benefit the Fund.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.


  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The fixed-income securities in which the Fund may invest are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to average daily net assets of the Fund as follows:


                                          % PER ANNUM
AVERAGE DAILY NET ASSETS                 --------------
First $500 million.....................  0.65% of 1.00%
Next $500 million......................  0.60% of 1.00%
Over $1 billion........................  0.55% of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.


  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflict of interest.



  PORTFOLIO MANAGEMENT. James Behrmann has been primarily responsible for the day-to-day management of the Fund's portfolio since August of 1997, with the assistance of Christine Drusch, since August of 1997. Since 1984, Mr. Behrmann has been primarily responsible for managing the Van Kampen American Capital Harbor Fund. He has been Vice President of Van Kampen American Capital Asset Management, Inc. since August 1985 and Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995. Since July of 1991, Ms. Drusch has assisted with the management of Van Kampen American Capital Harbor Fund and Van Kampen American Capital Convertible Securities Fund. Prior to joining Van Kampen American Capital, she was an assistant Portfolio Manager with Variable Annuity Life Insurance Co.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Shares accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts of $1 million or more, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of share have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."



  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.



  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminar of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                          DEALER
                                                                        CONCESSION
                                                                         OR AGENCY
                                              TOTAL SALES CHARGE        COMMISSION
                                          --------------------------    -----------
                                          PERCENTAGE     PERCENTAGE     PERCENTAGE
          SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
           AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
-----------------------------------------------------------------------------------
Less than $50,000.......................     5.75%          6.10%           5.00%
$50,000 but less than $100,000..........     4.75           4.99            4.00
$100,000 but less than $250,000.........     3.75           3.90            3.00
$250,000 but less than $500,000.........     2.75           2.83            2.25
$500,000 but less than $1,000,000.......     2.00           2.04            1.75
$1,000,000 or more*.....................     *              *              *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset valve with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.


  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen

      American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.



  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to shares of the respective CDSC class. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.



  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                                 CONTINGENT DEFERRED SALES CHARGE
                                                        AS A PERCENTAGE OF
YEAR SINCE PURCHASE                              DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------                              --------------------------------
      First.....................................               4.00%
      Second....................................               3.75%
      Third.....................................               3.50%
      Fourth....................................               2.50%
      Fifth.....................................               1.50%
      Sixth.....................................               1.00%
      Seventh and after.........................               0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.



  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.


  In cases of disability, the CDSCs on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privi-leges") next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor, and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were $3,194,046 and $1,719 of unreimbursed distribution-related expenses attributable to Class B Shares and Class C Shares respectively, representing 3.83% and less than 0.04% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.



  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.
------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare and pay quarterly to holders of each class of shares distributions of all or substantially all net investment income of the Fund attributable to the respective class. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each quarterly distribution may vary.


  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature, will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.



  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, investors' shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit dividend distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The following discussion reflects applicable federal income tax laws, as of the date of this Prospectus.


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable of the Fund beginning on July 1, 1998.



  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the Taxpayer Relief Act of 1997 (the "1997 Tax Act") generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date. Shareholders receiving distributions in the form of additional Shares purchased by the Plan Agent under the Fund's Dividend Reinvestment Plan will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf. In general, the basis of such Shares will equal the price paid by the Plan Agent for such Shares.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


  SALE OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the 1997 Tax Act, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with the Fund's Declaration of Trust.



  Each class of shares represent an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trusts' Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE

NUMBER (800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER (800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833.


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 847-2424.

VAN KAMPEN AMERICAN CAPITAL
  UTILITY FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
      Utility Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
      Utility Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------
                                  UTILITY FUND
 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                  GROWTH FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Growth Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer investors above average potential for capital growth. Any income received on such securities is incidental to the objective of capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund is organized as a series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Estimated Annual Fund Operating Expenses and Example........      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Portfolio Securities........................................     10
Investment Practices........................................     13
Investment Advisory Services................................     19
Alternative Sales Arrangements..............................     20
Purchase of Shares..........................................     22
Shareholder Services........................................     32
Redemption of Shares........................................     35
Distribution and Service Plans..............................     38
Distributions from the Fund.................................     40
Tax Status..................................................     41
Fund Performance............................................     45
Description of Shares of the Fund...........................     46
Additional Information......................................     47


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital growth. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."



INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer investors above average potential for capital growth. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."



INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."



INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights." The Fund's investment results are based on historical performance and are not intended to indicate future performance. The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. As discussed herein, the Fund may, from time to time, reopen and close the offering of its shares to new investors as market conditions permit. The Fund's Adviser believes that the Fund's portfolio prior to February 3, 1997 was managed in a manner substantially the same as if the Fund had been open for a broader distribution to public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during such period if the Fund had been broadly distributed.



PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



Investment opportunities for growth company securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may, from time to time, reopen and close the offering of its shares to new investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."



INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                CLASS A        CLASS B           CLASS C
                                SHARES          SHARES            SHARES
                                -------        -------           -------
Maximum sales charge imposed
  on purchases (as a
  percentage
  of the offering price)......   5.75%(1)        None              None
Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............    None         None(3)           None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....    None(2)()      Year              Year
                                               1--5.00%          1--1.00%
                                                 Year          After--None
                                               2--4.00%
                                                 Year
                                               3--3.00%
                                                 Year
                                               4--2.50%
                                                 Year
                                               5--1.50%
                                             After--None
Redemption fees (as a
  percentage of amount
  redeemed)...................    None           None              None
Exchange fees.................    None           None              None


------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------

ESTIMATED(1) ANNUAL FUND OPERATING EXPENSES AND EXAMPLE

------------------------------------------------------------------------------


                                             CLASS A      CLASS B      CLASS C
                                             SHARES       SHARES       SHARES
                                             -------      -------      -------
Management Fees(2) (as a percentage of
  average daily net assets; after expense
  reimbursement)...........................   0.00%        0.00%        0.00%
12b-1 Fees(3) (as a percentage of average
  daily net assets)........................   0.25%        1.00%(4)     1.00%(4)
Other Expenses(2) (as a percentage of
  average daily net assets; after expense
  reimbursement)...........................   1.05%        1.05%        1.05%
Total Expenses(2) (as a percentage of
  average daily net assets; after expense
  reimbursement)...........................   1.30%        2.05%        2.05%


------------------------------------------------------------------------------

(1) The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. Thus, actual expenses for the fiscal year ended June 30, 1997 are not considered representative for future periods. The fees and expenses shown in the table are estimates. Actual expenses may be more or less than those shown.



(2) The Adviser has agreed to waive management fees or reimburse other expenses of the Fund through June 30, 1998 so that total estimated annual Fund operating expenses for such period do not exceed 1.30%, 2.05% and 2.05% for Class A Shares, Class B Shares and Class C Shares, respectively. Absent the Adviser's waiver or reimbursement, "Management Fees" are 0.75% for each class of shares, "Other Expenses" are estimated to be 0.85% for Class A Shares, 0.85% for Class B Shares and 0.85% for Class C Shares and "Total Expenses" are estimated to be 1.85% for Class A Shares, 2.60% for Class B Shares and 2.60% for Class C Shares. Actual expenses may be more or less than those shown. For the fiscal year ended June 30, 1997, absent the Adviser's waiver or reimbursement, actual "Total Expenses" were 2.31% for Class A Shares, 3.04% for Class B Shares and 3.04% for Class C Shares.



(3) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of average daily net assets) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

EXAMPLE:



                                                   ONE    THREE   FIVE     TEN
                                                   YEAR   YEARS   YEARS   YEARS
                                                   ----   -----   -----   -----
    You would pay the following expenses on a
    $1,000 investment, assuming (i) an operating
    expense ratio of 1.30% for Class A Shares,
    2.05% for Class B Shares and 2.05% for Class
    C Shares, (ii) 5.00% annual return and (iii)
    redemption at the end of each time period:
      Class A Shares.............................  $70     $96    $125    $205
      Class B Shares.............................  $71     $94    $125    $219*
      Class C Shares.............................  $31     $64    $110    $238
    An investor would pay the following expenses
    on the same $1,000 investment assuming no
    redemption at the end of each period:
      Class A Shares.............................  $70     $96    $125    $205
      Class B Shares.............................  $21     $64    $110    $219*
      Class C Shares.............................  $21     $64    $110    $238


---------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. As the Fund's assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expenses" table. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------


  The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for the periods indicated and their report thereon appears in the Fund's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                               CLASS A SHARES                        CLASS B SHARES
                                     -----------------------------------   -----------------------------------
                                                    DECEMBER 27, 1995                     DECEMBER 27, 1995
                                     YEAR ENDED      (COMMENCEMENT OF      YEAR ENDED      (COMMENCEMENT OF
                                      JUNE 30,    INVESTMENT OPERATIONS)    JUNE 30,    INVESTMENT OPERATIONS)
                                      1997(A)        TO JUNE 30, 1996       1997(A)        TO JUNE 30, 1996
                                     ----------   ----------------------   ----------   ----------------------
Net Asset Value, Beginning of the
 Period............................   $13.696            $10.000            $13.695            $10.000
                                      -------              -----            -------              -----
 Net Investment Income/Loss........     0.031             (0.044)            (0.093)            (0.045)
 Net Realized and Unrealized
   Gain............................     4.810              3.740              4.853              3.740
                                      -------              -----            -------              -----
Total from Investment Operations...     4.841              3.696              4.760              3.695
                                      -------              -----            -------              -----
Less:
 Distributions from and in Excess
   of Net Realized Gain............     0.353                  0              0.353                  0
 Return of Capital Distribution....     0.306                  0              0.306                  0
                                      -------              -----            -------              -----
Total Distributions................     0.659                  0              0.659                  0
                                      -------              -----            -------              -----
Net Asset Value, End of the
 Period............................   $17.878            $13.696            $17.796            $13.695
                                      =======              =====            =======              =====
Total Return*(b)...................     36.00%             37.00%**           35.32%             37.00%**
Net Assets at End of the Period (In
 millions).........................   $  53.1            $   0.1            $  55.0            $   0.1
Ratio of Expenses to Average Net
 Assets*(c)........................      1.32%              1.46%              2.07%              1.46%
Ratio of Net Investment Income to
 Average Net Assets*...............      0.19%             (0.79%)            (0.56%)            (0.74%)
Portfolio Turnover.................       139%                94%**             139%                94%**
Average Commission Paid Per Equity
 Share Traded(d)...................   $0.0507            $0.0280            $0.0507            $0.0280
----------------
 *  If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
   Assets(c).......................      2.31%             15.69%              3.04%             15.70%
   Ratio of Net Investment Income
   to Average Net Assets...........      (.80%)           (15.02%)            (1.53%)           (14.97%)

                                               CLASS C SHARES
                                     -----------------------------------
                                                    DECEMBER 27, 1995
                                     YEAR ENDED      (COMMENCEMENT OF
                                      JUNE 30,    INVESTMENT OPERATIONS)
                                      1997(A)        TO JUNE 30, 1996
                                     ----------   ----------------------
Net Asset Value, Beginning of the
 Period............................   $13.695            $10.000
                                      -------              -----
 Net Investment Income/Loss........    (0.096)            (0.045)
 Net Realized and Unrealized
   Gain............................     4.853              3.740
                                      -------              -----
Total from Investment Operations...     4.757              3.695
                                      -------              -----
Less:
 Distributions from and in Excess
   of Net Realized Gain............     0.353                  0
 Return of Capital Distribution....     0.306                  0
                                      -------              -----
Total Distributions................     0.659                  0
                                      -------              -----
Net Asset Value, End of the
 Period............................   $17.793            $13.695
                                      =======              =====
Total Return*(b)...................     35.32%             37.00%**
Net Assets at End of the Period (In
 millions).........................   $   8.3            $   0.1
Ratio of Expenses to Average Net
 Assets*(c)........................      2.07%              1.46%
Ratio of Net Investment Income to
 Average Net Assets*...............     (0.57%)            (0.74%)
Portfolio Turnover.................       139%                94%**
Average Commission Paid Per Equity
 Share Traded(d)...................   $0.0507            $0.0280
----------------
 *  If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
   Assets(c).......................      3.04%             15.70%
   Ratio of Net Investment Income
   to Average Net Assets...........     (1.55%)           (14.97%)



** Non-Annualized


(a)  Based on average shares outstanding.


(b) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% and 0.16% for the periods ended on June 30, 1997 and 1996, respectively.


(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.



                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek capital growth. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on such securities is incidental to the objective of capital growth. There can be no assurance that the Fund will achieve its investment objective.


  The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of growth companies. Growth companies generally include companies with established records of growth in sales or earnings and companies with new products, services or processes that the Adviser believes offer investors above average potential for capital growth. The Fund may also invest in companies in cyclical industries during periods when the Adviser believes that such investments offer an above average potential for capital growth. The Fund may also invest in investment grade income securities for purposes of capital growth and cash management or as a temporary defensive measure. See "Portfolio Securities --Income Securities." The Fund may also invest in shares of other investment companies that pursue investment objectives consistent with that of the Fund to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers.



  The Fund's primary approach is to seek what the Adviser believes to be above average growth opportunities on an individual company basis. Such growth company securities may have above average price volatility. The Fund may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in special situations and less seasoned companies often involve much greater risks than are inherent in more conservative investments. The Fund attempts to reduce overall exposure to risk from declines in individual security prices by spreading its investments over many different companies in a variety of industries.

  An investment in the Fund may not be appropriate for all investors. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  DEFENSIVE STRATEGIES. When, in the judgment of the Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------


  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.



  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities or preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


  WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than most other types of equity investment. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may retain in its portfolio any securities received upon the exercise of a warrant.

  INVESTMENTS IN SPECIAL SITUATIONS AND LESS SEASONED COMPANIES. Investments in special situations and securities of less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Special situations and securities of less seasoned companies may be subject to more abrupt or erratic market movements than more established companies. Additionally, these companies may have limited product lines, markets or financial resources, may be dependent upon a limited management group, may be subject to a greater degree of change in earnings and business prospects and may be subject to greater uncertainties generally than more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies.


  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.


  INCOME SECURITIES. The Fund may invest in income securities, which include primarily debt securities of various maturities. The Fund will only invest in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any nationally recognized statistical rating organization, or, if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Income securities rated A or higher by S&P or A or higher by Moody's generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e., securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information.



  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.



  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.


  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid securities and are subject to the Fund's limitation on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemption order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations, the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the

Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the account of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis early with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.



  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes up to 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchase and payment of dividends and distributions. If the Fund is otherwise fully invested and the Adviser believes market conditions exist with additional investment opportunities for capital growth, the Fund may use borrowings to acquire additional portfolio securities. Utilization of such investment leverage may result in higher returns but may also increase the volatility of the Fund's net asset value and the effects of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund has no current intention to borrow money other than for temporary purposes. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.


  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in one or more investment companies advised by the Adviser and its affiliates, including Van

Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain investment companies advised by the Adviser and its affiliates. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund or the Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of their shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Fund and other funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund and Foreign Securities Fund will result in cost savings for the Fund and other funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately for the Fund and other funds. The Fund's investments in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.



  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. Risks associated with investing in foreign securities are described under "Portfolio Securities -- Foreign Securities."



  For purposes of reviewing the Fund's portfolio diversification, the Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund and the Foreign Securities Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.



  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. If it is believed in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide research or other services, even if the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of such services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services and this will be done only when, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services to the Fund.



  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.



  The Fund purchases securities which are believed by the Adviser to have potential for capital growth. Common stocks are disposed of in situations where it is believed that potential for such capital growth has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." The rate may exceed 100% in any given year, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had low portfolio activity. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:


      AVERAGE DAILY NET ASSETS         PERCENTAGE PER ANNUM
      ------------------------         --------------------
First $500 million...................     0.75 of 1.00%
Next $500 million....................     0.70 of 1.00%
Over $1 billion......................     0.65 of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent

(ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital) or dividend disbursing agent, and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.


  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Jeff New has been the portfolio manager responsible for the day-to-day management of the Fund's investment portfolio since its inception. Mr. New has been a Vice President of the Adviser since June 1995 and a Vice President of Van Kampen American Capital Asset Management, Inc. since 1994. Prior to that time, Mr. New was an associate portfolio manager with Van Kampen American Capital Asset Management, Inc.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries").


  Investment opportunities for growth company securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may, from time to time, reopen and close the offering of its shares to new investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.



  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers or agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive

90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                         DEALER
                                                                       CONCESSION
                                                                        OR AGENCY
                                             TOTAL SALES CHARGE        COMMISSION
                                         --------------------------    -----------
                                         PERCENTAGE     PERCENTAGE     PERCENTAGE
         SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
          AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
----------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%           5.00%
$50,000 but less than $100,000.......       4.75           4.99            4.00
$100,000 but less than $250,000......       3.75           3.90            3.00
$250,000 but less than $500,000......       2.75           2.83            2.25
$500,000 but less than $1,000,000....       2.00           2.04            1.75
$1,000,000 or more*..................       *              *              *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the

Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity

      Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.


  (5)Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and

      Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organization nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.



  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.



  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).



  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.


  CLASS B SHARES. Class B Shares redeemed within five years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
             YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
             -------------------               --------------------------------
First........................................               5.00%
Second.......................................               4.00%
Third........................................               3.00%
Fourth.......................................               2.50%
Fifth........................................               1.50%
Sixth and after..............................               0.00%


  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------


  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.


  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.



  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the

Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997 there were $1,672,196 and $62,549 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.04% and 0.76% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through the CDSC.



  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.


------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare annually dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will recognize gain or loss in an amount equal to the difference between their basis in such sold shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see discussion regarding the sale of shares above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on July 1, 1998.



  Income from investments in foreign securities may be subject to foreign income, withholding or other taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.



  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the 1997 Tax Act generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. Such calculations are based on historical information and are not intended to indicate future performance. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.



  The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. As discussed herein, the Fund may, from time to time, reopen and close the offering of its shares to new investors as market conditions permit. The Fund's Adviser believes that the Fund's portfolio prior to February 3, 1997 was managed in a manner substantially the same as if the Fund had been open for a broader distribution to public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during such period if the Fund had been broadly distributed. The Fund's investment results are based on historical performance and are not intended to indicate future performance.



  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER (800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER (800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833


FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL

GROWTH FUND

One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL

INVESTMENT ADVISORY CORP.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL

DISTRIBUTORS, INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Growth Fund

Custodian

STATE STREET BANK AND

TRUST COMPANY


225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Growth Fund

Legal Counsel

SKADDEN, ARPS, SLATE,

MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                  GROWTH FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                   VALUE FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Value Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that the Fund's investment adviser believes are selling below their intrinsic value and offer the opportunity for significant growth of capital. Any income received on such securities is incidental to the objective of long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The fund is organized as a series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Portfolio Securities........................................     10
Investment Practices........................................     12
Investment Advisory Services................................     18
Alternative Sales Arrangements..............................     20
Purchase of Shares..........................................     22
Shareholder Services........................................     31
Redemption of Shares........................................     35
Distribution and Service Plans..............................     38
Distributions from the Fund.................................     40
Tax Status..................................................     41
Fund Performance............................................     45
Description of Shares of the Fund...........................     45
Additional Information......................................     46


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Value Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company which is a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."



INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that the Fund's investment adviser believes are selling below their intrinsic value and offer the opportunity for significant growth of capital. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."


INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The

Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."


INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                                CLASS A        CLASS B           CLASS C
                                SHARES          SHARES            SHARES
                                -------        -------           -------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)......................   5.75%(1)        None              None
Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............    None         None(3)           None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....    None(2)        Year              Year
                                               1--5.00%          1--1.00%
                                                 Year          After--None
                                               2--4.00%
                                                 Year
                                               3--3.00%
                                                 Year
                                               4--2.50%
                                                 Year
                                               5--1.50%
                                             Year 6--None
                                             After--None
Redemption fees (as a
  percentage of amount
  redeemed)...................    None           None              None
Exchange fees.................    None           None              None


------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                          CLASS A       CLASS B      CLASS C
                                          SHARES        SHARES       SHARES
                                          -------       -------      -------
Management Fees(1) (as a percentage of
  average daily net assets; after fee
  waiver)...............................   0.00%         0.00%        0.00%
12b-1 Fees(2) (as a percentage of
  average daily net assets).............   0.00%         0.00%(3)     0.00%(3)
Other Expenses (as a percentage of
  average daily net assets; after
  expense reimbursement)................   1.48%         1.48%        1.48%
Total Expenses(1) (as a percentage of
  average daily net assets; after fee
  waiver and expense reimbursement).....   1.48%         1.48%        1.48%


------------------------------------------------------------------------------

(1) Absent the Adviser's waiver of its fee or reimbursement of expenses, "Management Fees" would have been 0.75% for each of the class of shares, "Other Expenses" would have been 16.26% for each class of shares and "Total Expenses" would have been 17.01% for each class of shares.



(2) No 12b-1 or service fees were accrued by the Fund for the period ended June 30, 1997 because the Fund was not actively distributing its shares during such period. If the Fund had been actively distributing its shares during the period ended June 30, 1997, 12b-1 and service fees would have been 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. Such amounts include a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charges with resect to Class C Shares includes 0.75% (as a percentage of net assets) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

EXAMPLE:


                                                 ONE    THREE   FIVE     TEN
                                                 YEAR   YEARS   YEARS   YEARS
                                                 ----   -----   -----   -----
    You would pay the following expenses on a
      $1,000 investment, assuming (i) an
      operating expense ratio of 1.48% for
      Class A Shares, 1.48% for Class B Shares
      and 1.48% for Class C Shares, (ii) 5.00%
      annual return and (iii) redemption at the
      end of each time period:
      Class A Shares...........................  $ 72   $102    $134    $224
      Class B Shares...........................  $ 65   $ 77    $ 96    $177*
      Class C Shares...........................  $ 25   $ 47    $ 81    $177
    An investor would pay the following
      expenses on the same $1,000 investment
      assuming no redemption at the end of each
      period:
      Class A Shares...........................  $ 72   $102    $134    $224
      Class B Shares...........................  $ 15   $ 47    $ 81    $177*
      Class C Shares...........................  $ 15   $ 47    $ 81    $177


-------------------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares reflects the lower aggregate 12b-1 and service fee applicable to such shares after conversion to Class A Shares. As the Fund's assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expense" table. Class B Shares acquired through the exchange privileges are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table of the investors' Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services," and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the audited financial statements and related notes thereto included in the Statement of Additional Information.


                                                      CLASS A SHARES                    CLASS B SHARES
                                                      --------------                    --------------
                                                       DECEMBER 27,                      DECEMBER 27,
                                                           1995                              1995
                                                      (COMMENCEMENT                     (COMMENCEMENT
                                     CLASS A SHARES   OF INVESTMENT    CLASS B SHARES   OF INVESTMENT    CLASS C SHARES
                                     --------------   OPERATIONS) TO   --------------   OPERATIONS) TO   --------------
                                       YEAR ENDED        JUNE 30,        YEAR ENDED        JUNE 30,        YEAR ENDED
                                     JUNE 30, 1997         1996        JUNE 30, 1997         1996        JUNE 30, 1997
                                     --------------   --------------   --------------   --------------   --------------
Net Asset Value, Beginning of the
 Period............................     $ 11.409          $10.000         $11.410           $10.000         $11.410
                                        --------          -------         -------           -------         -------
 Net Investment Income/Loss........       (0.014)           0.018          (0.017)            0.024          (0.017)
 Net Realized and Unrealized
   Gain............................        3.559            1.391           3.567             1.386           3.567
                                        --------          -------         -------           -------         -------
Total from Investment Operations...        3.545            1.409           3.550             1.410           3.550
                                        --------          -------         -------           -------         -------
Less:
 Distributions from Net Investment
   Income..........................        0.017              -0-           0.017               -0-           0.017
 Distributions from Net Realized
   Gain............................        0.616              -0-           0.616               -0-           0.616
                                        --------                          -------                           -------
Total Distributions................        0.633              -0-           0.633               -0-           0.633
                                        --------                          -------                           -------
Net Asset Value, End of the
 Period............................     $ 14.321          $11.409         $14.327           $11.410         $14.327
                                        ========          =======         =======           =======         =======
Total Return*(a)...................        32.39%           14.00%**        32.48%            14.00%**        32.48%
Net Assets at End of the Period (In
 thousands)........................     $1,315.0          $ 117.2         $  93.1           $  74.2         $  93.1
Ratio of Expenses to Average Net
 Assets*(b)........................         1.48%            1.38%           1.48%             1.38%           1.48%
Ratio of Net Investment Income/Loss
 to Average Net Assets*............         (.31)%           0.38%           (.14)%            0.44%           (.14)%
Portfolio Turnover.................          85%               41%**          85%                41%**          85%
Average Commission Paid Per Equity
 Share Traded(c)...................     $ 0.0369          $0.0250         $0.0369           $0.0250         $0.0369
----------------
 * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).......................        17.01%           17.57%          17.01%            17.57%          17.01%
  Ratio of Net Investment
   Income/Loss to Average Net
   Assets*.........................       (16.01)%         (15.81)%        (15.79)%          (15.75)%        (15.79)%
** Non-annualized.
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.18% and 0.08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.
(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.

                                     CLASS C SHARES
                                     --------------
                                      DECEMBER 27,
                                          1995
                                     (COMMENCEMENT
                                     OF INVESTMENT
                                     OPERATIONS) TO
                                        JUNE 30,
                                          1996
                                     --------------
Net Asset Value, Beginning of the
 Period............................      $10.000
                                         -------
 Net Investment Income/Loss........        0.024
 Net Realized and Unrealized
   Gain............................        1.386
                                         -------
Total from Investment Operations...        1.410
                                         -------
Less:
 Distributions from Net Investment
   Income..........................          -0-
 Distributions from Net Realized
   Gain............................          -0-
Total Distributions................          -0-
Net Asset Value, End of the
 Period............................      $11.410
                                         =======
Total Return*(a)...................        14.00%**
Net Assets at End of the Period (In
 thousands)........................      $  74.2
Ratio of Expenses to Average Net
 Assets*(b)........................         1.38%
Ratio of Net Investment Income/Loss
 to Average Net Assets*............         0.44%
Portfolio Turnover.................           41%**
Average Commission Paid Per Equity
 Share Traded(c)...................      $0.0250
----------------
 * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).......................        17.57%
  Ratio of Net Investment
   Income/Loss to Average Net
   Assets*.........................       (15.75)%
** Non-annualized.
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.18% and 0.08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.
(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.



                       See Notes to Financial Statements

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Value Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Fund is an open-end management investment company, organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek long-term growth of capital. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received by the Fund is incidental to the objective of long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.


  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that the Fund's Adviser believes are selling below their intrinsic value and offer the opportunity for significant growth of capital. Medium and larger capitalization companies are those companies that at the time of investment have a market capitalization at least as large as that of the company having the smallest market capitalization of those companies then included in the S&P MidCap 400 Index. The Adviser believes that a company's equity securities have unrecognized intrinsic value when they sell at a substantial discount to liquidation value, private market value, or going concern value. Liquidation value is based on the sum of the company's assets, less the present value of all liabilities. Private market value is determined by the price at which comparable securities have been sold in arms length transactions. Going concern value is determined by the present value of all cash inflows and outflows, discounted at a rate that reflects the expected interest rate environment and risk profile of the firm. In determining the intrinsic value and investment suitability of particular issuers, the Adviser may consider factors such as historical and expected growth rates of earnings, economic earnings, expected levels of free cash flow, evidence of financial strength, predictability of future prospects, and quality of management.


  The Fund may also invest in investment grade income securities for purposes of long-term growth of capital, cash management or as a temporary defensive measure. See "Portfolio Securities -- Income Securities." The Fund may also invest in other investment companies that pursue investment objectives consistent with that of the Fund, to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers. See "Portfolio Securities -- Foreign Securities."



  An investment in the Fund may not be appropriate for all investors. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------


  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.


  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities or preferred stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


  INCOME SECURITIES. The Fund may invest in income securities, which include primarily debt securities of various maturities. The Fund will invest only in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any other nationally recognized rating organization, or, if unrated, considered by the Adviser to be of comparable quality to securities so rated. Income securities rated A or higher by S&P or A or higher by Moody's generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e., securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information.


  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.


  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid and are subject to the Fund's limitation on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.


  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes up to 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. If the Fund is otherwise fully invested and the Adviser believes market conditions exist with additional investment opportunities for long-term growth of capital, the Fund may use borrowings to acquire additional portfolio securities. Utilization of such investment leverage may result in higher returns but also may increase the volatility of the Fund's net asset value and the effects of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund has no current intention to borrow money other than for such temporary purposes. The Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.


  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency future contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include the element of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specific currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Foreign Securities Fund are available only to certain investment companies advised by the Adviser and its affiliates. The Adviser believes that use of the Foreign Securities Fund may, from time to time, provide the Fund with the most effective exposure to the performance of foreign securities while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Foreign Securities Fund are borne by them, and thus indirectly by those funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Foreign Securities Fund will result in cost savings for the Fund and other funds that will fully or partially offset such expenses. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each fund held its own portfolio of foreign stocks will need to be performed only once. The Adviser expects that the Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if foreign stocks were purchased separately for the Fund and other participating funds. The Fund's investments in the Foreign Securities Fund are subject to the terms and conditions set forth in SEC exemptive orders authorizing such investments. Risks associated with investing in foreign securities are described under "Portfolio Securities --Foreign Securities."



  The Fund will be deemed to own a pro rata portion of each investment of the Foreign Securities Fund. For example, if the Fund's investment in the Foreign Securities Fund were $10 million, and the Foreign Securities Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.


  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. If it is believed in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide research or other services, even if the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of such services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services and this will be done only when, in the opinion of the Adviser, the amount of additional commission or increased costs is reasonable in relation to the value of such services to the Fund.



  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.



  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for long-term growth of capital. Securities are disposed of in situations where it is believed that potential for such growth has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had low portfolio turnover. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodi-ties, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:


      AVERAGE DAILY NET ASSETS        PERCENTAGE PER ANNUM
      ------------------------        --------------------
First $500 million..................     0.75 of 1.00%
Next $500 million...................     0.70 of 1.00%
Over $1 billion.....................     0.65 of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.


  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. James Gilligan and Bret Stanley are co-managers of the Fund and have been primarily responsible for the day-to-day management of the Fund's investment portfolio since its inception. Mr. Gilligan is currently a Senior Vice President of the Adviser and has been Vice President -- Portfolio Manager of

Van Kampen American Capital Asset Management, Inc. since March 1990. Prior to that time, he was a securities analyst with Van Kampen American Capital Asset Management, Inc. Mr. Stanley is currently an Assistant Vice President of the Adviser and has been an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since January 1995. Prior to that time, he was a securities analyst and portfolio manager with Gulf Investment Management. Prior to that, he was an analyst at Lovett Underwood Neuhaus & Webb, and Rotan Mosle. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Shares accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."



  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers or agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.


SALES CHARGE TABLE

                                                                         DEALER
                                                                       CONCESSION
                                                                        OR AGENCY
                                             TOTAL SALES CHARGE        COMMISSION
                                         --------------------------    -----------
                                         PERCENTAGE     PERCENTAGE     PERCENTAGE
         SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
          AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
----------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%           5.00%
$50,000 but less than $100,000.......       4.75           4.99            4.00
$100,000 but less than $250,000......       3.75           3.90            3.00
$250,000 but less than $500,000......       2.75           2.83            2.25
$500,000 but less than $1,000,000....       2.00           2.04            1.75
$1,000,000 or more*..................       *              *              *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


 (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



 (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



 (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



 (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



 (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


 (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


 (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows:
     1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



 (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.


  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired

10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).



  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Funds, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.


  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                                DOLLAR AMOUNT
                    YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
                    -------------------                      -------------------
First......................................................              5.00%
Second.....................................................              4.00%
Third......................................................              3.00%
Fourth.....................................................              2.50%
Fifth......................................................              1.50%
Sixth and after............................................              0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.


  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.


  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholders upon redemption of shares is a taxable event.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.


  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were no unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare annually dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.


  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.



  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will recognize gain or loss in an amount equal to the difference between their basis in such sold shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see the discussion regarding the sale of shares above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable of the Fund beginning on July 1, 1998.



  Income from investments in foreign securities may be subject to foreign income, withholding or other taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.



  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes.

In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the 1997 Tax Act generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. Such calculations are based on historical information and are not intended to indicate future performance. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.



  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-2833 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution and Service Plans." Except as described herein. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE

NUMBER (800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER (800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 847-2424

VAN KAMPEN AMERICAN CAPITAL
  VALUE FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Value Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Value Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                   VALUE FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                         VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                         GREAT AMERICAN COMPANIES FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Great American Companies Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. Any income received on such securities is incidental to the objective of long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund is organized as a series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITALSM

                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

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                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Portfolio Securities........................................     10
Investment Practices........................................     11
Investment Advisory Services................................     17
Alternative Sales Arrangements..............................     19
Purchase of Shares..........................................     21
Shareholder Services........................................     31
Redemption of Shares........................................     34
Distribution and Service Plans..............................     37
Distributions from the Fund.................................     39
Tax Status..................................................     40
Fund Performance............................................     43
Description of Shares of the Fund...........................     44
Additional Information......................................     45


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

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                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term growth of capital. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc. (the
"Distributors") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                             CLASS A         CLASS B            CLASS C
                             SHARES           SHARES             SHARES
                             -------         -------            -------
Maximum sales charge
  imposed on purchases (as
  a percentage
  of the offering price)...   5.75%(1)         None               None
Maximum sales charge
  imposed on reinvested
  dividends
  (as a percentage of the
  offering price)..........    None          None(3)            None(3)
Deferred sales charge (as a
  percentage of the lesser
  of the original purchase
  price or redemption
  proceeds)................    None(2)    Year 1--5.00%           Year
                                          Year 2--4.00%         1--1.00%
                                          Year 3--3.00%       After--None
                                          Year 4--2.50%
                                          Year 5--1.50%
                                           After--None
Redemption fees (as a
  percentage of amount
  redeemed)................    None            None               None
Exchange fees..............    None            None               None


------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                          CLASS A       CLASS B      CLASS C
                                          SHARES        SHARES       SHARES
                                          -------       -------      -------
Management Fees(1) (as a percentage of
  average daily net assets; after fee
  waiver)...............................   0.00%         0.00%        0.00%
12b-1 Fees(2) (as a percentage of
  average daily net assets).............   0.00%         0.00%(3)     0.00%(3)
Other Expenses (as a percentage of
  average daily net assets; after
  expense reimbursement)................   1.59%         1.59%        1.59%
Total Expenses(1) (as a percentage of
  average daily net assets; after fee
  waiver and expense reimbursement).....   1.59%         1.59%        1.59%


------------------------------------------------------------------------------


(1) Absent the Adviser's waiver of fees or reimbursement of expenses, "Management Fees" would have been 0.70% for each class of shares, "Other Expenses" would have been 16.78% for each class of shares and "Total Expenses" would have been 17.48% for each class of shares.



(2) No 12b-1 or service fees were accrued by the Fund for the period ended June 30, 1997 because the Fund was not actively distributing its shares during such period. If the Fund had been actively distributing its shares during the period ended June 30, 1997, 12b-1 and service fees would have been 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. Such amounts include a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net assets) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

EXAMPLE:



                                                 ONE    THREE   FIVE     TEN
                                                 YEAR   YEARS   YEARS   YEARS
                                                 ----   -----   -----   -----
    You would pay the following expenses on a
      $1,000 investment, assuming (i) an
      operating expense ratio of 1.59% for
      Class A Shares, 1.59% for Class B Shares
      and 1.59% for Class C Shares, (ii) 5.00%
      annual return and (iii) redemption at the
      end of each time period:
      Class A Shares...........................  $73    $105    $140    $236
      Class B Shares...........................  $66    $ 80    $102    $189*
      Class C Shares...........................  $26    $ 50    $ 87    $189
    An investor would pay the following
      expenses on the same $1,000 investment
      assuming no redemption at the end of each
      period:
      Class A Shares...........................  $73    $105    $140    $236
      Class B Shares...........................  $16    $ 50    $ 87    $189*
      Class C Shares...........................  $16    $ 50    $ 87    $189


---------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. As the Fund's assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expense" table. Class B Shares acquired through the exchange privileges are subject to the CDSC schedule relating to the Class B Shares of the Fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services," and "Distribution and Service Plans".

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the audited financial statements and related notes thereto included in the Statement of Additional Information.


                                                         CLASS A SHARES                           CLASS B SHARES
                                                     ----------------------                   ----------------------
                                                       DECEMBER 27, 1995                        DECEMBER 27, 1995
                                                        (COMMENCEMENT OF                         (COMMENCEMENT OF
                                      YEAR ENDED     INVESTMENT OPERATIONS)    YEAR ENDED     INVESTMENT OPERATIONS)
                                     JUNE 30, 1997      TO JUNE 30, 1996      JUNE 30, 1997      TO JUNE 30, 1996
                                     -------------   ----------------------   -------------   ----------------------
Net Asset Value, Beginning of the
 Period............................    $ 11.622              $10.000             $11.622              $10.000
                                       --------               ------             -------               ------
 Net Investment Income/Loss........     (0.003)                0.019             (0.007)                0.019
 Net Realized and Unrealized
   Gain............................       3.535                1.603               3.541                1.603
                                       --------               ------             -------               ------
Total from Investment Operations...       3.532                1.622               3.534                1.622
                                       --------               ------             -------               ------
Less:
 Distributions from and in Excess
   of Net Investment Income........       0.019                   --               0.019                   --
 Distributions from Net Realized
   Gain............................       0.900                   --               0.900                   --
                                       --------               ------             -------               ------
Total Distributions................       0.919                   --               0.919                   --
                                       --------               ------             -------               ------
Net Asset Value, End of the
 Period............................    $ 14.235              $11.622             $14.237              $11.622
                                       ========               ======             =======               ======
Total Return* (a)..................      32.29%               16.10%**            32.29%               16.10%**
Net Assets at End of the Period (In
 thousands)........................    $1,260.8              $  81.4             $  92.5              $  75.5
Ratio of Expenses to Average Net
 Assets* (b).......................       1.59%                1.37%               1.59%                1.37%
Ratio of Net Investment Income to
 Average Net Assets*...............     (0.08)%                0.33%             (0.05)%                0.33%
Portfolio Turnover.................        100%                  48%**              100%                  48%**
Average Commission Paid per Equity
 Share Traded(c)...................    $ 0.0320              $ 0.025             $0.0320              $ 0.025
----------------
 * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).......................      17.48%               18.46%              17.48%               18.46%
  Ratio of Net Investment Income to
   Average Net Assets..............     (16.31)%            (16.76)%             (16.28)%              (16.76)%

                                                         CLASS C SHARES
                                                     ----------------------
                                                       DECEMBER 27, 1995
                                                        (COMMENCEMENT OF
                                      YEAR ENDED     INVESTMENT OPERATIONS)
                                     JUNE 30, 1997      TO JUNE 30, 1996
                                     -------------   ----------------------
Net Asset Value, Beginning of the
 Period............................     $11.622              $10.000
                                        -------               ------
 Net Investment Income/Loss........     (0.007)                0.019
 Net Realized and Unrealized
   Gain............................       3.541                1.603
                                        -------               ------
Total from Investment Operations...       3.534                1.622
                                        -------               ------
Less:
 Distributions from and in Excess
   of Net Investment Income........       0.019                   --
 Distributions from Net Realized
   Gain............................       0.900                   --
                                        -------               ------
Total Distributions................       0.919                   --
                                        -------               ------
Net Asset Value, End of the
 Period............................     $14.237              $11.622
                                        =======               ======
Total Return* (a)..................      32.29%               16.10%**
Net Assets at End of the Period (In
 thousands)........................     $  98.2              $  75.5
Ratio of Expenses to Average Net
 Assets* (b).......................       1.59%                1.37%
Ratio of Net Investment Income to
 Average Net Assets*...............     (0.05)%                0.33%
Portfolio Turnover.................        100%                  48%**
Average Commission Paid per Equity
 Share Traded(c)...................     $0.0320              $ 0.025
----------------
 * If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).......................      17.48%               18.46%
  Ratio of Net Investment Income to
   Average Net Assets..............     (16.28)%                   (16.76)%


** Non-annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.34% and 0.13% for the periods ended June 30, 1997 and 1996, respectively.


(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.



                       See Notes to Financial Statements

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek long-term growth of capital. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on such securities is incidental to the objective of long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.


  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the Adviser's view, have achieved leading and sustainable market positions within their U.S. industrial sectors. The Adviser believes that leading U.S. companies are those companies who exhibit competitive and financial superiority. Competitive superiority may be based on factors such as manufacturing excellence, product innovation, marketing strength, or other factors. Financial superiority may be seen in superior returns on equity and other return measures, or in superior balance sheet measures, and other financial flexibility measures. There ordinarily is more than one leading company in an industrial sector. In selecting portfolio investments, the Adviser will employ traditional valuation measures, such as price or earnings and price or cash flow ratios to determine whether the common stock or other equity securities of those companies with competitive and financial strength have reasonable valuations relative to the overall market. The Fund ordinarily will not invest in common stocks or other equity securities that the Adviser believes are overvalued.


  The Fund may also invest in investment grade income securities for purposes of growth of capital and cash management or as a temporary defensive measure. See "Portfolio Securities -- Income Securities". The Fund may invest up to 5% of its total assets in securities of foreign issuers. See "Additional Investment Considerations" in the Statement of Additional Information.

  An investment in the Fund may not be appropriate for all investors. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.



  DEFENSIVE STRATEGIES. When, in the judgment of the Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.


------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------


  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for appreciation.


  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities or preferred stock. A convertible security is a bond debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest in income securities, which include primarily debt securities of various maturities. The Fund will invest only in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any other nationally recognized rating organization, or, if unrated, considered by the Adviser to be of comparable quality to securities so rated. Income securities rated A or higher by S&P or A or higher by Moody's generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e., securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information.


  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These purchases entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.


  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid and are subject to Fund's limitation on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.



  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes up to 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. If the Fund is otherwise fully invested and the Adviser believes market conditions exist with additional investment opportunities for long-term growth of capital, the Fund may use borrowings to acquire additional portfolio securities. Utilization of such investment leverage may result in higher returns but also may increase the volatility of the Fund's net asset value and the effects of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund has no current intention to borrow money other than for such temporary purposes. The Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.


  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and the Foreign Securities Fund are available only to investment companies advised by the Adviser or an affiliate. The Adviser believes that the use of the Small Cap Fund and the Foreign Securities Fund may, from time to time, provide the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities, while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund or the Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of their shares. Other expenses incurred by the Small Cap Fund and the Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of such funds will result in cost savings for the Fund and other Van Kampen American Capital funds that will fully or partially offset such expenses. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign stocks will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign stocks were purchased separately for the Fund and other Van Kampen American Capital funds. The Fund's investments in the Small Cap Fund and Foreign Securities Fund are subject to the terms and conditions set forth in SEC exemptive orders authorizing such investments.



  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. Risks associated with investing in foreign securities are described under "Investment Practices -- Securities of Foreign Issuers."



  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund and the Foreign Securities Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.



  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.


  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. If it is believed in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide research or other services, even if the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of such services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services and this will be done only when, in the opinion of the Adviser, the amount of additional commission or increased costs is reasonable in relation to the value of such services to the Fund.



  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.



  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for long-term growth of capital. Securities are disposed of in situations where it is believed that potential for such capital growth has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions and may result in the realization of more short-term capital gains than if the Fund had low portfolio turnover. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."


------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:


     AVERAGE DAILY NET ASSETS       PERCENTAGE PER ANNUM
     ------------------------       --------------------
First $500 million................      0.70 of 1.00%
Next $500 million.................      0.65 of 1.00%
Over $1 billion...................      0.60 of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital), dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Stephen Boyd and Evan Harrel are co-managers of the Fund and have been primarily responsible for the day-to-day management of the Fund's investment portfolio since its inception. Mr. Boyd is currently Senior Vice President of the Adviser and has been Senior Vice President -- Portfolio Manager of Van Kampen American Capital Asset Management, Inc. since May 1989. Mr. Harrel is currently an Assistant Vice President of the Adviser and has been associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since May 1994. Prior to that time, he was a vice president with Fayez Sarofim & Co.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Shares accounts under $1 million) or (b) on a contingent deferred basis (Class A Share purchases over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charges and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."



  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.


  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers or agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.


SALES CHARGE TABLE

                                                                         DEALER
                                                                       CONCESSION
                                                                        OR AGENCY
                                             TOTAL SALES CHARGE        COMMISSION
                                         --------------------------    -----------
                                         PERCENTAGE     PERCENTAGE     PERCENTAGE
         SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
          AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
----------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%           5.00%
$50,000 but less than $100,000.......       4.75           4.99            4.00
$100,000 but less than $250,000......       3.75           3.90            3.00
$250,000 but less than $500,000......       2.75           2.83            2.25
$500,000 but less than $1,000,000....       2.00           2.04            1.75
$1,000,000 or more*..................       *              *              *

------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the

Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchases of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.



  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).



  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                                DOLLAR AMOUNT
                    YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
                    -------------------                      -------------------
First......................................................              5.00%
Second.....................................................              4.00%
Third......................................................              3.00%
Fourth.....................................................              2.50%
Fifth......................................................              1.50%
Sixth and after............................................              0.00%


  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be the same type of retirement plan (e.g. IRA, 403(b)(7),401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.


  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.


  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.


  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.


  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privileges") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were no unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare annually dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services--Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.


  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will recognize gain or loss in an amount equal to the difference between their basis in such sold shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains.

Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see the discussion regarding the sale of shares above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable of the Fund beginning on July 1, 1998.

  Income from investments in foreign securities may be subject to foreign income, withholding or other taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.


  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. Such calculations are based on historical information and are not intended to indicate future performance. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., or nationally recognized financial publications.



  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution and Service Plans." Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER (800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER (800) 421-5666.


FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833



FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424


VAN KAMPEN AMERICAN CAPITAL
  GREAT AMERICAN COMPANIES
  FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
      Great American Companies Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
      Great American Companies Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                 GREAT AMERICAN
                                 COMPANIES FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                         VAN KAMPEN AMERICAN CAPITAL
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Prospector Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek capital growth and income. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stocks. There is no assurance that the Fund will achieve its investment objective. The Fund is organized as a separate series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference into this prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


                               ------------------
                       VAN KAMPEN AMERICAN CAPITAL(SM)

                               ------------------

                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Portfolio Securities........................................     10
Investment Practices........................................     12
Investment Advisory Services................................     18
Alternative Sales Arrangements..............................     20
Purchase of Shares..........................................     22
Shareholder Services........................................     32
Redemption of Shares........................................     35
Distribution and Service Plans..............................     38
Distributions from the Fund.................................     40
Tax Status..................................................     41
Fund Performance............................................     45
Description of Shares of the Fund...........................     46
Additional Information......................................     47


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Prospector Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital growth and income. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed quarterly. Realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares and may cause the distributions relating to the different classes of shares to differ. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------


                           CLASS A           CLASS B             CLASS C
                           SHARES            SHARES               SHARES
                           -------           -------             -------
Maximum sales charge
  imposed on purchases
  (as a percentage of the
  offering price)........   5.75%(1)          None                 None
Maximum sales charge
  imposed on reinvested
  dividends (as a
  percentage of the
  offering price)........    None            None(3)             None(3)
Deferred sales charge (as
  a percentage of the
  lesser of the original
  purchase price or
  redemption proceeds)...    None(2)      Year 1--5.00%            Year
                                          Year 2--4.00%          1--1.00%
                                          Year 3--3.00%        After--None
                                          Year 4--2.50%
                                          Year 5--1.50%
                                           After--None
Redemption fees (as a
  percentage of amount
  redeemed)..............    None             None                 None
Exchange fees............    None             None                 None


------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                          CLASS A       CLASS B      CLASS C
                                          SHARES        SHARES       SHARES
                                          -------       -------      -------
Management Fees(1) (as a percentage of
  average daily net assets; after fee
  waiver)...............................   0.00%         0.00%        0.00%
12b-1 Fees(2) (as a percentage of
  average daily net assets).............   0.00%         0.00%(3)     0.00%(3)
Other Expenses(1) (as a percentage of
  average daily net assets; after
  expense reimbursement)................   1.55%         1.55%        1.55%
Total Expenses(1) (as a percentage of
  average daily net assets; after fee
  waiver and expense reimbursement).....   1.55%         1.55%        1.55%


------------------------------------------------------------------------------

(1) If the Adviser did not waive its fees for the period ended June 30, 1997, "Management Fees" would have been 0.70% for each class of shares, "Other Expenses" would have been 17.71% for each class of shares and "Total Expenses" would have been 18.41% for each class of shares.



(2) No 12b-1 fees or service fees were accrued by the Fund for the period ended June 30, 1997 because the Fund was not actively distributing its shares during such period. If the Fund had been actively distributing its shares during the period ended June 30, 1997, 12b-1 and service fees would have been 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. Such amounts include a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charges for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net assets) paid to investors' brokers-dealers as sales compensation. See "Distribution and Service Plans."



(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

EXAMPLE:


                                                 ONE    THREE   FIVE     TEN
                                                 YEAR   YEARS   YEARS   YEARS
                                                 ----   -----   -----   -----
    You would pay the following expenses on a
      $1,000 investment, assuming (i) an
      operating expense ratio of 1.55% for
      Class A Shares, 1.55% for Class B Shares
      and 1.55% for Class C Shares, (ii) 5.00%
      annual return and (iii) redemption at the
      end of each time period:
      Class A Shares...........................  $72    $104    $137    $231
      Class B Shares...........................  $56    $ 84    $ 99    $185*
      Class C Shares...........................  $26    $ 49    $ 84    $185
    An investor would pay the following
      expenses on the same $1,000 investment
      assuming no redemption at the end of each
      period:
      Class A Shares...........................  $72    $104    $137    $231
      Class B Shares...........................  $16    $ 49    $ 84    $185*
      Class C Shares...........................  $16    $ 49    $ 84    $185



* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. As the Fund's assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expense" table. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Distribution and Service Plans" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.


                                                   CLASS A SHARES                                 CLASS B SHARES
                                    --------------------------------------------   --------------------------------------------
                                                           DECEMBER 27, 1995                              DECEMBER 27, 1995
                                                           (COMMENCEMENT OF                               (COMMENCEMENT OF
                                       YEAR ENDED      INVESTMENT OPERATIONS) TO      YEAR ENDED      INVESTMENT OPERATIONS) TO
                                    JUNE 30, 1997(A)         JUNE 30, 1996         JUNE 30, 1997(A)         JUNE 30, 1996
                                    ----------------   -------------------------   ----------------   -------------------------
Net Asset Value, Beginning of the
 Period...........................      $11.285                 $10.000                $11.285                 $10.000
 Net Investment Income............        0.115                   0.072                  0.113                   0.072
 Net Realized and Unrealized
   Gain...........................        2.996                   1.239                  3.020                   1.239
                                         ------                  ------                 ------                  ------
Total from Investment
 Operations.......................        3.111                   1.311                  3.133                   1.311
                                         ------                  ------                 ------                  ------
Less:
 Distributions from Net Investment
   Income.........................        0.143                   0.026                  0.165                   0.026
 Distributions from Net Realized
   Gain...........................        0.780                   0.000                  0.780                   0.000
                                         ------                  ------                 ------                  ------
Total Distributions...............        0.923                   0.026                  0.945                   0.026
                                         ------                  ------                 ------                  ------
Net Asset Value, End of the
 Period...........................      $13.473                 $11.285                $13.473                 $11.285
                                         ======                  ======                 ======                  ======
Total Return*(b)..................        29.11%                  13.10%**               29.11%                  13.19%**
Net Assets at End of the Period
 (In millions)....................      $   1.2                 $   0.1                $  88.0                 $  73.4
Ratio of Expenses to Average Net
 Assets*(c).......................         1.55%                   1.33%                  1.55%                   1.33%
Ratio of Net Investment Income to
 Average Net Assets*..............         1.19%                   1.34%                  0.86%                   1.34%
Portfolio Turnover................          104%                     69%**                 104%                     69%**
Average Commission Paid Per Equity
 Share Traded(d)..................      $0.0388                 $0.0319                $0.0388                 $0.0319
----------------
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
 Ratio of Expenses to Average Net
  Assets..........................        18.41%                  20.75%                 18.41%                  20.75%
 Ratio of Net Investment Income to
  Average Net Assets..............       (15.97)%                (18.07)%               (16.30)%                (18.07)%
**Non-Annualized

                                                   CLASS C SHARES
                                    --------------------------------------------
                                                           DECEMBER 27, 1995
                                                           (COMMENCEMENT OF
                                       YEAR ENDED      INVESTMENT OPERATIONS) TO
                                    JUNE 30, 1997(A)         JUNE 30, 1996
                                    ----------------   -------------------------
Net Asset Value, Beginning of the
 Period...........................      $11.285                 $10.000
 Net Investment Income............        0.113                   0.072
 Net Realized and Unrealized
   Gain...........................        3.020                   1.239
                                         ------                  ------
Total from Investment
 Operations.......................        3.133                   1.311
                                         ------                  ------
Less:
 Distributions from Net Investment
   Income.........................        0.165                   0.026
 Distributions from Net Realized
   Gain...........................        0.780                   0.000
                                         ------                  ------
Total Distributions...............        0.945                   0.026
                                         ------                  ------
Net Asset Value, End of the
 Period...........................      $13.473                 $11.285
                                         ======                  ======
Total Return*(b)..................        29.11%                  13.19%**
Net Assets at End of the Period
 (In millions)....................      $  88.0                 $  73.4
Ratio of Expenses to Average Net
 Assets*(c).......................         1.55%                   1.33%
Ratio of Net Investment Income to
 Average Net Assets*..............         0.86%                   1.34%
Portfolio Turnover................          104%                     69%**
Average Commission Paid Per Equity
 Share Traded(d)..................      $0.0388                 $0.0319
----------------
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
 Ratio of Expenses to Average Net
  Assets..........................        18.41%                  20.75%
 Ratio of Net Investment Income to
  Average Net Assets..............       (16.30)%                (18.07)%
**Non-Annualized


----------------

(a) Based on average shares outstanding.


(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.30% and 0.04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.


(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Prospector Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek capital growth and income. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. There can be no assurance that the Fund will achieve its investment objective.

  The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. The Fund generally invests in dividend paying equity securities of larger capitalization companies that are believed by the Adviser to be selling at low valuations relative to historical norms and to future earnings prospects. Larger capitalization companies generally are those companies consisting of the approximately 500 largest capitalization companies listed on national securities exchanges and automated trading systems.

  The Fund may invest in investment grade income securities for purposes of growth or income, cash management or as a temporary defensive measure. The Fund may invest in shares of other investment companies that pursue investment objectives consistent with that of the Fund, to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers.


  An investment in the Fund may not be appropriate for all investors. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  DEFENSIVE STRATEGIES. When, in the judgment of the Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------


  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for appreciation and on its dividend paying capacity.


  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities and preferred stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest in fixed-income securities which, at the time of purchase, are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by a nationally recognized statistical rating organization, or if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Income securities rated A by S&P or A by Moody's or higher generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e., securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings, see the Statement of Additional Information.


  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.


  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status."

  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers, up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.


  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid and are subject to Fund's limitation on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation, the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.



  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes up to 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. If the Fund is otherwise fully invested and the Adviser believes market conditions exist with additional investment opportunities for long-term growth of capital, the Fund may use borrowings to acquire additional portfolio securities. Utilization of such investment leverage may result in higher returns but also may increase the volatility of the Fund's net asset value and the effects of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund has no current intention to borrow money other than for such temporary purposes. The

Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.


  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options or currencies or currencies futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the form of which include the elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes to protect against changes in currency or exchange rates for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver a specific currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available only to certain investment companies advised by the Adviser or its affiliates. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities, while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund or the Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of their shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of such funds will result in cost savings for the Fund and other funds that will fully or partially offset such expenses. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each fund held its own portfolio of small capitalization or foreign stocks will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign stocks were purchased separately for the Fund and other participating funds. The Fund's investments in the Small Cap Fund and Foreign

Securities Fund are subject to the terms and conditions set forth in SEC exemptive orders authorizing such investments.


  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. Risks associated with investing in foreign securities are described under "Portfolio Securities -- Foreign Securities."


  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund and the Foreign Securities Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.


  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. If it is believed in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide research or other services, even if the Fund will have to pay a higher commission than would be the case if no weight were given to the brokers furnishing of such services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services and this will be done only when, in the opinion of the Adviser, the amount of additional commission or increased costs is reasonable in relation to the value of such services to the Fund.



  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.



  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for capital growth and income. Securities are disposed of in situations where it is believed that potential for such capital growth has lessened or that other securities have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions and may result in the realization of more short-term capital gains than if the Fund had low portfolio turnover. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:


      AVERAGE DAILY NET ASSETS        PERCENTAGE PER ANNUM
      ------------------------        --------------------
First $500 million..................       0.70 of 1%
Next $500 million...................       0.65 of 1%
Over $1 billion.....................       0.60 of 1%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital), dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value; costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.


  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. B. Robert Baker and Jason Leder are co-managers to the Fund and are primarily responsible for the day-to-day management of the

Fund's investment portfolio. Messrs. Baker and Leder have been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Baker has been portfolio manager of Van Kampen American Capital Asset Management, Inc. since 1994. From 1991 to 1994, Mr. Baker was an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. Mr. Leder has been an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since April 1995. Prior to that time, he was a securities analyst with Salomon Brothers, Inc., Fidelity Management and Research, Gabelli and Company, and Austin, Calvert and Flavin. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Shares accounts under $1 million) or (b) on a contingent deferred basis (Class A Share purchases over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution fee and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."



  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.



  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers or agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.


SALES CHARGE TABLE

                                                                         DEALER
                                                                       CONCESSION
                                                                        OR AGENCY
                                             TOTAL SALES CHARGE        COMMISSION
                                         --------------------------    -----------
                                         PERCENTAGE     PERCENTAGE     PERCENTAGE
         SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
          AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
----------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%           5.00%
$50,000 but less than $100,000.......       4.75           4.99            4.00
$100,000 but less than $250,000......       3.75           3.90            3.00
$250,000 but less than $500,000......       2.75           2.83            2.25
$500,000 but less than $1,000,000....       2.00           2.04            1.75
$1,000,000 or more*..................       *              *              *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organization nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.



  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such Share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it is assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).



  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


----------------------------------------------------------------------------
                                            CONTINGENT DEFERRED SALES CHARGE
                                                   AS A PERCENTAGE OF
                                            DOLLAR AMOUNT SUBJECT TO CHARGE
           YEAR SINCE PURCHASE              --------------------------------
----------------------------------------------------------------------------
First.....................................                5.00%
Second....................................                4.00%
Third.....................................                3.00%
Fourth....................................                2.50%
Fifth.....................................                1.50%
Sixth and after...........................                0.00%
----------------------------------------------------------------------------


  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares exists for such shareholder. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.


  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the Shareholder upon redemption of shares is a taxable event.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.
------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS,

P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.


  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption

Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privileges") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were no unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare dividends quarterly to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.


  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). See the discussion below for a summary of the tax rates applicable to capital gains (including capital gain dividends). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will recognize gain or loss in an amount equal to the difference between their basis in such sold shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. See the discussion below for a summary of the tax rates applicable to capital gains.

Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other noncorporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchange of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see the discussion regarding the sale of shares above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on July 1, 1998.

  Income from investments in foreign securities may be subject to foreign income, withholding or other taxes. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.



  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the 1997 Tax Act generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.


  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. Such calculations are based on historical information and are not intended to indicate future performance. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or other nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.


  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.


  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution and Service Plans". Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER (800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER (800) 421-5666.


FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833



FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424



VAN KAMPEN AMERICAN CAPITAL
PROSPECTOR FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
  DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Prospector Fund

Custodian
STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Prospector Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                PROSPECTOR FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                         VAN KAMPEN AMERICAN CAPITAL
 ------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                             AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------


    Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund expects to often have a substantial portion of its assets invested in small and medium sized companies. There can be no assurance that the Fund will achieve its investment objective. The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").


    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated October 28, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------


                   THIS PROSPECTUS IS DATED OCTOBER 28, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Portfolio Securities........................................     10
Investment Practices........................................     13
Investment Advisory Services................................     19
Alternative Sales Arrangements..............................     21
Purchase of Shares..........................................     23
Shareholder Services........................................     32
Redemption of Shares........................................     36
Distribution and Service Plans..............................     39
Distributions from the Fund.................................     41
Tax Status..................................................     42
Fund Performance............................................     46
Description of Shares of the Fund...........................     46
Additional Information......................................     47


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.



MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVE. The Fund's investment objective is to seek capital growth. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."



INVESTMENT POLICIES AND RISKS. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks and, when viewed appropriate, in other securities such as debt securities, preferred stocks, convertible securities and warrants. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock or other equity securities believed by the Adviser at the time of investment to have an above average potential for capital growth. The Fund expects that it often will have a substantial portion of its assets invested in equity securities of small and medium size companies, although the Fund is free to invest any portion of its assets in securities of larger companies that the Adviser believes have an above average potential for capital growth. Small and medium size companies are companies that have a total market capitalization not greater than that of any of the 500 largest companies whose securities are listed or admitted for trading on a national securities exchange or market system.


  The Fund's primary approach is to seek what the Adviser believes to be unusually attractive growth opportunities on an individual company basis. The Adviser will utilize a bottom-up, disciplined approach in selecting companies for investment. The Fund generally will seek companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing market or industry conditions. The Adviser expects that many of the companies in the Fund's portfolio will at the time of investment be experiencing high rates of earnings growth. Investments in such companies may offer greater opportunities for growth of capital than do companies having more established products, services or markets or in later stages of the growth cycle, but also involve special risks.

  Such companies often have limited or cyclical product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. Common stock of such companies may trade at high price to earnings ratios relative to more established companies, and rates of earnings growth may be volatile. The securities of such companies may be subject to more abrupt or erratic market movements than securities of more established companies or the market averages in general.

  Although the Fund will not make any investment if as a result more than 25% of its total assets will be invested in any single industry, a significant portion of the Fund's assets may from time to time be invested in securities of companies in the same sector of the market. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

  The Fund's net asset value per share will fluctuate depending on market conditions and other factors. See "Investment Objective and Policies."

INVESTMENT PRACTICES AND RISKS. The Fund may invest up to 20% of its assets in securities issued by non-U.S. issuers. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, confiscatory taxation and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

  Subject to certain limitations, the Fund also may use various investment techniques including options, futures and other derivatives, entering into when-issued or delayed delivery transactions, lending portfolio securities and entering into repurchase agreements. Such transactions entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."



REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge, subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."



INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                               CLASS A         CLASS B           CLASS C
                               SHARES           SHARES            SHARES
                               -------         -------           -------
Maximum sales charge
  imposed on purchases (as
  a percentage of the
  offering price)..........    5.75%(1)          None              None
Maximum sales charge
  imposed on reinvested
  dividends (as a
  percentage of the
  offering price)..........      None          None(3)           None(3)
Deferred sales charge (as a
  percentage of the lesser
  of the original purchase
  price or redemption
  proceeds)................    None(2)      Year 1--5.00%     Year 1--1.00%
                                            Year 2--4.00%      After--None
                                            Year 3--3.00%
                                            Year 4--2.50%
                                            Year 5--1.50%
                                             After--None
Redemption fees (as a
  percentage of amount
  redeemed)................      None            None              None
Exchange fees..............      None            None              None

------------------------------------------------------------------------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares--Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                                CLASS A      CLASS B      CLASS C
                                                SHARES       SHARES       SHARES
                                                -------      -------      -------
Management Fees(1) (as a percentage of
  average daily net assets; after fee
  waiver)...................................     0.44%        0.44%        0.44%
12b-1 Fees(2) (as a percentage of average
  daily net assets).........................     0.25%        1.00%(3)     1.00%(3)
Other Expenses(1) (as a percentage of
  average daily net assets; after expense
  reimbursement)............................     0.61%        0.61%        0.61%
Total Expenses(1) (as a percentage of
  average daily net assets; after fee
  waiver and expense reimbursement).........     1.30%        2.05%        2.05%


------------------------------------------------------------------------------

(1) Absent the Adviser's waiver of a portion of its fees and assumption of a portion of the expenses of the Fund, "Management Fees" would be 0.75% for each class of shares, and "Total Expenses" would be 1.61%, 2.35% and 2.35% for Class A Shares, Class B Shares and Class C Shares, respectively.



(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."



(3) Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

EXAMPLE:


                                                  ONE    THREE   FIVE     TEN
                                                  YEAR   YEARS   YEARS   YEARS
                                                  ----   -----   -----   -----
You would pay the following expenses on a $1,000
  investment, assuming (i) an operating expense
  ratio of 1.30% for Class A Shares, 2.05% for
  Class B Shares and 2.05% for Class C Shares,
  (ii) 5.00% annual return and (iii) redemption
  at the end of each time period:
  Class A Shares................................  $70     $96    $125    $206
  Class B Shares................................  $71     $94    $125    $219*
  Class C Shares................................  $31     $64    $110    $238
You would pay the following expenses on the same
  $1,000 investment assuming no redemption at
  the end of each period:
  Class A Shares................................  $70     $96    $125    $206
  Class B Shares................................  $21     $64    $110    $219*
  Class C Shares................................  $21     $64    $110    $238


------------------------------------------------------------------------------


* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. As Fund assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the "Annual Fund Operating Expenses" table. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the Fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
--------------------------------------------------------------------------------


The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for the periods indicated, and their report thereon appears in the Fund's Statement of Additional Information. This information should be read in conjunction with the audited financial statements and related notes thereto included in the Statement of Additional Information.



                                           CLASS A SHARES                  CLASS B SHARES                      CLASS C
                                    -----------------------------   -----------------------------   -----------------------------
                                                   MAY 29, 1996                    MAY 29, 1996                    MAY 29, 1996
                                                 (COMMENCEMENT OF                (COMMENCEMENT OF                (COMMENCEMENT OF
                                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                    YEAR ENDED     OPERATIONS)      YEAR ENDED     OPERATIONS)      YEAR ENDED     OPERATIONS)
                                     JUNE 30,      TO JUNE 30,       JUNE 30,      TO JUNE 30,       JUNE 30,      TO JUNE 30,
                                       1997            1996            1997            1996            1997            1995
                                    ----------   ----------------   ----------   ----------------   ----------   ----------------
Net Asset Value, Beginning of the
 Period...........................    $9.118          $9.430          $9.112          $9.430          $9.113          $9.430
                                      ------           -----          ------           -----          ------           -----
 Net Investment Loss..............     (.065)          (.002)          (.105)          (.006)          (.103)          (.006)
 Net Realized and Unrealized
   Gain/Loss......................      .895           (.310)           .860           (.312)           .859           (.311)
                                      ------           -----          ------           -----          ------           -----
Total from Investment
 Operations.......................      .830           (.312)           .755           (.318)           .756           (.317)
                                      ------           -----          ------           -----          ------           -----
Net Asset Value, End of the
 Period...........................    $9.948          $9.118          $9.867          $9.112          $9.869          $9.113
                                      ------           -----          ------           -----          ------           -----
Total Return(a)...................      9.10%          (3.29)%**        8.34%          (3.39)%**        8.34%          (3.39)%**
                                      ======           =====          ======           =====          ======           =====
Net Assets at End of the Period
 (In millions)....................    $ 84.0          $ 30.3          $ 94.2          $ 25.5          $ 10.8          $  3.9
Ratio of Expenses to Average Net
 Assets*..........................      1.30%           1.29%           2.05%           2.06%           2.05%           2.05%
Ratio of Net Investment Loss to
 Average Net Assets*..............      (.81)%          (.50)%         (1.55)%         (1.28)%         (1.54)%         (1.28)%
Portfolio Turnover................       186%              4%**          186%              4%**          186%              4%**
Average Commission Paid Per Equity
 Share Traded(b)..................    $.0568          $.0310          $.0568          $.0310          $.0568          $.0310
----------------
  * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (Annualized).....      1.61%           2.05%           2.35%           2.81%
   Ratio of Net Investment Income to Average Net Assets
     (Annualized)...........................................     (1.12)%         (1.25)%         (1.86)%         (2.04)%
   Ratio of Expenses to Average Net Assets (Annualized).....      2.35%           2.81%
   Ratio of Net Investment Income to Average Net Assets
     (Annualized)...........................................     (1.85)%         (2.04)%
** Non-Annualized.
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.



                       See Notes to Financial Statements.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund's investment objective is to seek capital growth. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on investments is incidental to the objective of capital growth. There can be no assurance that the Fund will achieve its investment objective and full consideration should be given to the risks inherent in the investment techniques that the Fund may use.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock or other equity securities believed by the Adviser at the time of investment to have an above average potential for capital growth. The Fund expects that it often will have a substantial portion of its assets invested in equity securities of small and medium size companies, although the Fund is free to invest any portion of its assets in securities of larger companies that the Adviser believes have an above average potential for capital growth. Small and medium size companies are companies that have a total market capitalization not greater than that of any of the 500 largest companies whose securities are listed or admitted for trading on a national securities exchange or market system. The Fund may invest up to 20% of its total assets (measured at the time of investment) in securities of foreign issuers. While the Fund will invest primarily in common stocks, it also may invest in other securities such as debt securities, preferred stocks, convertible securities and warrants.

  The Fund's primary approach is to seek what the Adviser believes to be unusually attractive growth opportunities on an individual company basis. The Adviser will utilize a bottom-up, disciplined approach in selecting companies for investment. The Fund generally will seek companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing market or industry conditions. The Adviser expects that many of the companies in the Fund's portfolio will at the time of investment be experiencing high rates of earnings growth. Investments in such companies may offer greater opportunities for growth of capital than do companies having more established products, services or markets or in later stages of the growth cycle, but also involve special risks. Such companies often have limited or cyclical product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. Common stock of such companies may trade at high price to earnings ratios relative to more established companies, and rates of earnings growth may be volatile. The securities of such companies may be subject to more abrupt or erratic market movements than securities of more established companies or the market averages in general. In addition, securities of small capitalization companies generally are traded in lower volume than those issued by larger companies.


  The companies and industries in which the Fund invests will change over time depending on the Adviser's analyses of growth opportunities. Although the Fund will not make any investment if as a result more than 25% of its total assets will be invested in any single industry, a significant portion of the Fund's assets may from time to time be invested in securities of companies in the same sector of the market. This may occur, for example, when the Adviser believes that several companies in the same sector each offer unusually attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.


  The Fund may also invest in special situations. Special situations typically involve new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price. There is no direct limitation on the Fund's ability to invest in special situations as a class. The Fund's investments in special situations will be subject to the Fund's investment policies and restrictions, including its fundamental investment restrictions. These policies and restrictions may restrict the Fund's ability to make particular special situation investments. See "Investment Policies and Restrictions" in the Statement of Additional Information. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.


  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.
------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other security holder or class of shareholders, including holders of such entity's debt securities, preferred stock and other senior equity security. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities or preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The Fund may invest in equity or fixed income securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Fund may engage. See "Investment Practices --Strategic Transactions." Such investments may include structured securities, the principal value of or income from which may fluctuate in whole or in part in relation to the value of another security or an index of securities.


  INCOME SECURITIES. The Fund may invest in income securities, which include primarily debt securities of various maturities. The Fund will only invest in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated as least BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any nationally recognized rating organization, or, if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Income securities A or higher by S&P or A or higher by Moody's generally are regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (i.e. securities rated BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of the portfolio securities. The values of income securities may change as interest rate levels fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  WARRANTS. The Fund may invest up to 5% of its assets in warrants (measured at the time of investment), which are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than most other types of equity investment. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may retain in its portfolio any securities received upon the exercise of a warrant.

  FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in securities of foreign issuers (measured at the time of investment). Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic develop-ments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status."


  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions, enter into currency transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase and reverse repurchase agreements and lend its portfolio securities in each case, subject to the limitations set forth below. These investments entail risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.


  If the Adviser forecasts a market decline, the Fund may take a defensive position, reducing its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sale of futures contracts could frequently be accomplished more rapidly and at less cost than the sale of actual securities in the Fund's portfolio. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.


  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Certain Strategic Transactions may provide the opportunity for increased income, but may have characteristics similar to leverage. As a result, increases and decreases in the net asset value of the Fund may be larger than comparable changes in the net asset value of the Fund if the Fund did not engage in such Strategic Transactions. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."


  REPURCHASE AGREEMENTS. The Fund may use up to 25% of its assets to enter into repurchase agreements with selected banks and broker-dealers under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid securities and are subject to the Fund's limitations on "illiquid" securities.



  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation, the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.


  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted or illiquid securities by the Fund for purposes of the investment limitations set forth above.


  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or liquid securities, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  BORROWINGS. The Fund is authorized to borrow money (including entering into reverse repurchase agreements) to the full extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), although it has no intention to do so in an amount exceeding 5% of the Fund's total assets or for other than temporary purposes, such as clearances of portfolio transactions, share repurchase and payment of dividends and distributions. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.


  SHORT-TERM TRADING. Under certain market conditions, the Fund may seek profits by engaging in short-term trading. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities owned by the Fund is known as "portfolio turnover." The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio may exceed 100% but should generally be less than 200%. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent short-term trading strategies are used, the Fund's portfolio turnover rate and expenses may be higher than that of other mutual funds. Such transactions may also result in realization of taxable capital gains. See "Tax Status."



  SHORT SALES. The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.


  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.


  RISKS. The Fund's investment in certain portfolio securities and other investment practices entail certain risks. Please see the discussion of such risks contained under "Investment Objective and Policies", "Portfolio Securities" and "Investment Practices."


  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is also responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.


  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor or with firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the Commission are comparable to that available from other qualified firms. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.


------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The address of the Adviser is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate applied to the average daily net assets of the Fund as follows:


        AVERAGE DAILY NET ASSETS           % PER ANNUM
        ------------------------           -----------
First $500 million......................  0.75 of 1.00%
Next $500 million.......................  0.70 of 1.00%
Over $1 billion.........................  0.65 of 1.00%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent (ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to charge all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.


  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Gary M. Lewis is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lewis has been Senior Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc., an affiliate of the Adviser, since October 31, 1995, and Senior Vice President and Portfolio Manager with the Adviser since December, 1995. From December, 1987 to December, 1995, Mr. Lewis was a Vice President and

Portfolio Manager of Van Kampen American Capital Asset Management, Inc. Mr. Lewis has been primarily responsible for managing the Fund's investment portfolio since its inception.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and the aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.



  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."


  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC (and a higher aggregate distribution and service fee). However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C

Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."



  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; and (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.


  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary, must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.



  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.


SALES CHARGE TABLE

                                                                          DEALER
                                                                        CONCESSION
                                                                         OR AGENCY
                                              TOTAL SALES CHARGE        COMMISSION
                                          --------------------------    -----------
                                          PERCENTAGE     PERCENTAGE     PERCENTAGE
          SIZE OF TRANSACTION             OF OFFERING      OF NET       OF OFFERING
           AT OFFERING PRICE                 PRICE       ASSET VALUE       PRICE
-----------------------------------------------------------------------------------
Less than $50,000.......................     5.75%          6.10%           5.00%
$50,000 but less than $100,000..........     4.75           4.99            4.00
$100,000 but less than $250,000.........     3.75           3.90            3.00
$250,000 but less than $500,000.........     2.75           2.83            2.25
$500,000 but less than $1,000,000.......     2.00           2.04            1.75
$1,000,000 or more*.....................        *              *               *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers and financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives".


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser of Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley, Dean Witter, Discover & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.


  (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organization nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.



  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).


  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. The Distributor compensates brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation does not change the price an investor pays for CDSC Shares or the amount that the Fund receives from such sale.



  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.


  CLASS B SHARES. Class B Shares redeemed within five years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                              CONTINGENT DEFERRED
                                                               SALES CHARGE AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                                            SUBJECT TO CHARGE
-------------------                                           -------------------
    First...................................................         5.00%
    Second..................................................         4.00%
    Third...................................................         3.00%
    Fourth..................................................         2.50%
    Fifth...................................................         1.50%
    Sixth and after.........................................         0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a CDSC share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. Such computation is made by using prices as of the close of trading on the New York Stock Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees of the Fund. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.
------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.



  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund.

A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.


  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus of such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversifica-tion options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.


  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order.


  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.


  In cases of disability, the CDSC on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. An involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such brokers, dealers or financial intermediary's customers. The Fund pays the Distribu-tor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1997, there were $3,574,082 and $117,808 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.79% and 1.09% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------


  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare annually dividends to holders of each class of shares of all or substantially all net investment income attributable to the respective class. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders annually. Distributions cannot be assured, and the amount of each distribution may vary.


  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment or redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on July 1, 1998.


  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  Under provisions of the Taxpayer Relief Act of 1997 (the "1997 Tax Act") generally effective for taxable years ending after 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt Shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value on the distribution date.

  The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


  SALE OF SHARES. The sale of Shares (including transfers in connection with a redemption or repurchase of Shares) will be a taxable transaction for federal income tax purposes. Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the 1997 Tax Act, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by regulated investment companies and to sales and exchanges of interests in regulated investment companies, but no such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.



  Further information about the Fund's performance is contained in its Annual Report, Semi-Annual Report and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of class of shares. Other classes of shares may be established from time to time in accordance with the Fund's Declaration of Trust.



  Each class of shares represent an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.


  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------


  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.



  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE

NUMBER--(800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833.


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 847-2424.

VAN KAMPEN AMERICAN CAPITAL
  AGGRESSIVE GROWTH FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
  INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL   DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Aggressive Growth Fund

Custodian

STATE STREET BANK AND
  TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Aggressive Growth Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                               AGGRESSIVE GROWTH

                                      FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                OCTOBER 28, 1997


      ------    A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH    ------
                         VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL UTILITY FUND


  Van Kampen American Capital Utility Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry ("Utility Securities"). Companies engaged in the utilities industry include those involved in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods and services. Under normal market conditions, at least 80% of the Fund's total assets will be invested in Utility Securities. The Fund may invest up to 35% of its assets in foreign currency denominated securities issued by non-U.S. issuers. There can be no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
The Fund and the Trust...................................... B-2
Investment Policies and Restrictions........................ B-3
Additional Investment Considerations........................ B-4
Description of Securities Ratings........................... B-14
Trustees and Officers....................................... B-20
Investment Advisory and Other Services...................... B-29
Custodian and Independent Accountants....................... B-30
Portfolio Transactions and Brokerage Allocation............. B-30
Tax Status of the Fund...................................... B-31
The Distributor............................................. B-32
Distribution and Service Plans.............................. B-32
Legal Counsel............................................... B-33
Transfer Agency............................................. B-33
Performance Information..................................... B-33
Report of Independent Accountants........................... B-36
Financial Statements........................................ B-37
Notes to Financial Statements............................... B-46



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997.

                             THE FUND AND THE TRUST


  Van Kampen American Capital Utility Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Trust is a Delaware business trust established under the laws of the State of Delaware by a Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). At present, the Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Prospector Fund, Van Kampen American Capital Great American Companies Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.


  The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustee can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares with $0.01 par value. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.



  The Fund originally was organized as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and adopted its present name.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

   3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding Shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as deemed advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

UTILITY SECURITIES

  Entities that issue Utility Securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, costs associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Issuers of Utility Securities generally have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of issuers of Utility Securities to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Issuers of Utility Securities are subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of issuers of Utility Securities to service principal, interest and dividend payments. Because of the Trust's policy of investing at least 80% of its total assets in Utility Securities, the Trust is more susceptible than an investment company without such a policy to economic, political, environmental or regulatory occurrences affecting issuers of Utility Securities. See "Investment Objective and Policies" in the Prospectus.

  Electric Utilities. Certain electric utilities ("Electric Utilities") with uncompleted nuclear power facilities may have problems completing and licensing such facilities, and there is public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such Electric Utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to Utility Securities. Electric Utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels. Electric Utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance.

  Gas Utilities. Many gas utilities ("Gas Utilities") generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some Gas Utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the Gas Utility. Gas Utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

  Telecommunications Utilities. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or another formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

LOWER GRADE SECURITIES

  The Fund may invest up to 20% of its assets in lower-grade income securities, including lower-grade fixed-income Utility Securities. Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's. Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

  The Fund's net asset value will change with changes in the value of its portfolio securities. Because the Fund will invest in fixed income securities, the Fund's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

  The Adviser values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Fund may invest, there may be relatively inactive trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. To the extent that the Fund invests in illiquid securities and securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities are particularly difficult to dispose of.

  Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Fund's portfolio and thus the Fund's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

  Yields on the Fund's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Fund's portfolio and thus in the net asset value of the Fund. Net asset value and market value may be volatile due to the Fund's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Fund's portfolio securities relate.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of such securities held in the Fund's portfolio. The Fund may, if deemed appropriate by the Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.


MONEY MARKET INSTRUMENTS


  Money market instruments include (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Money Market Securities"), (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"), (c) commercial paper (including variable amount master demand notes) rated at least A-3 by S&P or Prime-3 by Moody's or, if not so rated, issued by a corporation which has outstanding debt obligations rated at least AA by S&P or Aa by Moody's and (d) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by S&P or Aa by Moody's. Money market securities are subject, however, to the limitation that they mature within one year of the date of their purchase or are subject to repurchase agreements maturing within one year. Government Money Market Securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and banker's acceptances of domestic banks (or Euro-dollar obligations of foreign branches of such domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as such accounts themselves.

  The Fund's policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, in addition to the factors described in the Prospectus under the heading "Investment Objective and Policies," the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any other NRSRO.

STRATEGIC TRANSACTIONS.

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.


  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.


  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

       A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

      A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B     Issues rated "B" are regarded as having significant speculative characteristics.

      C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

          1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

          2. Nature of, and provisions of, the issue;

          3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
       capacity to pay the preferred stock obligations.
  AA   A preferred stock issue rated "AA" also qualifies as a
       high-quality, fixed income security. The capacity to pay
       preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
       susceptible to the adverse effects of changes in
       circumstances and economic conditions.
  BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
       economic conditions or changing circumstances are more
       likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
       category.
  BB   Preferred stock rated "BB", "B", and "CCC" are regarded, on
  B    balance, as predominantly speculative with respect to the
  CCC  issuer's capacity to pay preferred stock obligations. "BB"
       indicates the lowest degree of speculation and "CCC" the
       highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
       uncertainties or major risk exposures to adverse conditions.
  CC   The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
       currently paying.
  C    A preferred stock rated "C" is a nonpaying issue.
  D    A preferred stock rated "D" is a nonpaying issue with the
       issuer in default on debt instruments.
  NR:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or
       that S&P does not rate a particular type of obligation as a matter of policy.
       PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short- term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "B" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Advisers and its affiliates.

                                    OFFICERS


  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.


  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.


                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30, 1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr.
    Nelson, $25,550; Mr. Rees, $2,735; Mr. Robinson, $24,693; Dr. Sisto, $4,243;
    and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000

                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0



                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0



                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                            -----------------------------------------------------------------------------
FUND NAME                                   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON    ROONEY    SISTO
---------                                   --------   -----    -------   -------   ------   ------   --------    ------    -----
 Aggressive Growth Fund....................   1996      1996     1996      1996      1996     1996       1996      1997     1996
 Great American Companies Fund.............   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Growth Fund...............................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Prospector Fund...........................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Utility Fund..............................   1995      1995     1995      1993      1993     1993       1993      1997     1995
 Value Fund................................   1995      1995     1995      1995      1995     1995       1995      1997     1995


FUND NAME                                    WHALEN   WOODSIDE
---------                                    ------   --------
 Aggressive Growth Fund....................   1996      1996
 Great American Companies Fund.............   1995      1995
 Growth Fund...............................   1995      1995
 Prospector Fund...........................   1995      1995
 Utility Fund..............................   1993      1995
 Value Fund................................   1995      1995



  As of October 6, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 6, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.


  As of October 6, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     AMOUNT OF
                                                   OWNERSHIP AT      CLASS OF    PERCENTAGE
          NAME AND ADDRESS OF HOLDER              OCTOBER 6, 1997     SHARES     OWNERSHIP
          --------------------------              ---------------    --------    ----------
Van Kampen American Capital Trust Company.....        265,967           A            9.05%
  2800 Post Oak Blvd.                                 376,178           B            8.17%
  Houston, TX 77056                                    14,864           C            5.29%
Smith Barney Inc. ............................         31,459           C           11.19%
  00167318495
  388 Greenwich Street
  New York, NY 10013-2375


  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


  The investment advisory agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement for the Fund will continue in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.


  The investment advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1997, 1996, and 1995 the Fund recognized advisory expenses of $937,503, $1,009,003, and $874,190, respectively.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.



  For the years ended June 30, 1997, 1996 and 1995 the Fund recognized expenses of approximately $30,200, $12,300, and $8,800, respectively, representing the Adviser's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the fund's. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended June 30, 1997, 1996 and 1995 the Fund recognized expenses of approximately $9,800, $10,100, and $9,200, respectively, representing Van Kampen American Capital, Inc.'s cost of providing legal services.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund, or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.


  During the year ended June 30, 1997, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                           AFFILIATED BROKERS
                                                                      ----------------------------
                                                           BROKERS    MORGAN STANLEY   DEAN WITTER
                                                           --------   --------------   -----------
Commissions paid:
  Fiscal year 1995.......................................  $497,132        N/A             N/A
  Fiscal year 1996.......................................  $630,128        N/A             N/A
  Fiscal year 1997.......................................  $ 85,572        $ 0             $ 0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions........                0%              0%
  Value of brokerage transactions with affiliate to total
     transactions........................................                0%              0%


                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the fund for the fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1997.............................       $ 57,814           $10,057
Fiscal Year Ended June 30, 1996.............................       $108,745           $20,800



                         DISTRIBUTION AND SERVICE PLANS


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Distribution Plan provides that it will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $812,346 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $593,366 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $218,980 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $32,584 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.



  For the period ended June 30, 1997, the Fund recognized expenses under the Plans of $135,884, $859,843 and $33,797 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $135,884, $219,617 and $32,622 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.



  For the year ended June 30, 1996, the Fund recognized expenses under the Plans of $145,428, $930,703 and $40,805 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $120,117, $191,546 and $17,100 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.



                                 LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                                TRANSFER AGENCY



  During the fiscal periods ended June 30, 1997 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $196,000 and $217,100, respectively, for these services. These services are provided at cost plus a profit.


                            PERFORMANCE INFORMATION


  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period, and yield is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares, redeemed during the first year after their issuance may be subject to a CDSC in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.



  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The average total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1997 was 6.71% and (ii) the period from July 28, 1993 (the commencement of investment operations of the Fund) through June 30, 1997 was 6.66%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 28.84%.



  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 36.68%.


CLASS B SHARES


  The average total return, including the payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1997 was 8.30% and
(ii) the period from July 28, 1993 (the commencement of investment operations of the Fund) through June 30, 1997 was 6.92%.



  The Fund's cumulative non-standardized total return, including the payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 30.08%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 32.58%.


CLASS C SHARES


  The average total return, including the payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1997 was 11.37% and (ii) the period from August 13, 1993 (the commencement of distribution of the Class C Shares) through June 30, 1997 was 7.23%.



  The Fund's cumulative non-standardized total return, including the payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 31.13%.



  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 31.13%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Utility Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Utility Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Utility Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

                    Security Description                       Shares   Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  85.0%
ELECTRIC UTILITIES  44.1%
AES Corp. (a)...............................................    50,000  $  3,537,500
Boston Edison Co. ..........................................   120,000     3,165,000
Cinergy Corp. ..............................................    93,000     3,237,562
CMS Energy Corp. ...........................................   110,000     3,877,500
DTE Energy Co. .............................................    50,000     1,381,250
Duke Power Co. .............................................    66,420     3,184,009
Edison International........................................   157,000     3,905,375
Florida Progress Corp. .....................................    96,000     3,006,000
FPL Group, Inc. ............................................    74,000     3,408,625
GPU, Inc. ..................................................   104,175     3,737,278
Houston Industries, Inc. ...................................   129,000     2,765,438
Illinova Corp. .............................................    65,000     1,430,000
MDU Resources Group, Inc. ..................................    56,000     1,344,000
OGE Energy Corp. ...........................................    72,000     3,276,000
Ohio Edison Co. ............................................   138,000     3,010,125
Pinnacle West Capital Corp. ................................    93,400     2,807,838
Public Service Co. of Colorado .............................    79,000     3,278,500
Public Service Co. of New Mexico ...........................    78,000     1,394,250
SCANA Corp. ................................................   139,000     3,448,937
Sierra Pacific Resources....................................   100,000     3,200,000
Southern Co. ...............................................   163,000     3,565,625
                                                                        ------------
                                                                          61,960,812
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  2.9%
Equitable Resources, Inc. ..................................    50,000     1,418,750
National Fuel Gas Co. NJ ...................................    31,000     1,300,063
Wicor, Inc. ................................................    36,000     1,401,750
                                                                        ------------
                                                                           4,120,563
                                                                        ------------
OIL, GAS, PIPELINE AND DISTRIBUTION  8.2%
Coastal Corp. ..............................................    34,000     1,808,375
Columbia Gas Systems, Inc. .................................    28,000     1,827,000
El Paso Natural Gas Co. ....................................    50,000     2,750,000
Nicor, Inc. ................................................    50,000     1,793,750
Southwest Gas Corp. ........................................   100,000     1,987,500
Williams Cos., Inc. - Convertible Preferred.................    13,000     1,339,000
                                                                        ------------
                                                                          11,505,625
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

                    Security Description                       Shares   Market Value
------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS  4.0%
Excel Reality Trust, Inc. - Convertible Preferred...........    50,000  $  1,362,500
Meditrust...................................................    75,000     2,985,937
Prentiss Properties Trust...................................    50,000     1,281,250
                                                                        ------------
                                                                           5,629,687
                                                                        ------------
TELECOMMUNICATIONS  25.8%
Airtouch Communications, Inc. (a)...........................    50,000     1,368,750
Ameritech Corp. ............................................    48,000     3,261,000
AT&T Corp. .................................................    38,600     1,353,413
BellSouth Corp. ............................................    67,000     3,107,125
Cable & Wireless, PLC - ADR (United Kingdom)................   136,000     3,799,500
Cincinnati Bell, Inc. ......................................    86,000     2,709,000
Nynex Corp. ................................................    51,000     2,938,875
Portugal Telecom SA - ADR (Portugal)........................    58,000     2,327,250
SBC Communications, Inc. ...................................    53,000     3,279,375
Sprint Corp. ...............................................    33,000     1,736,625
Stet Societa' Finanziaria Telefonica - ADR (Italy)..........    37,000     2,159,875
Tele Danmark A/S ADR (Denmark)..............................    50,000     1,306,250
Telecomunicacoes Brasileiras - ADR (Brazil).................    12,000     1,821,000
Teleport Communications Group Class A (a)...................    62,000     2,115,750
U.S. West Media Group.......................................    81,000     3,052,687
                                                                        ------------
                                                                          36,336,475
                                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS.....................................   119,553,162
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  11.6%
         CABLE TELEVISION  1.5%
$1,000   Continental Cablevision, Inc. ..................   8.300%  05/15/06  $  1,062,580
 1,000   Cox Communications, Inc. .......................   6.875   06/15/05       990,300
                                                                              ------------
                                                                                 2,052,880
                                                                              ------------
         ELECTRIC UTILITIES  3.1%
  500    Idaho Power Co. ................................   8.000   03/15/04       530,775
  700    Iowa Electric Light & Pwr Co. ..................   8.625   05/15/01       740,320
1,000    Texas Utilities Electric Co. ...................   8.250   04/01/04     1,070,480
1,000    Union Electric Co. .............................   7.375   12/15/04     1,027,650
1,000    Virginia Electric & Pwr Co. ....................   6.625   04/01/03       994,800
                                                                              ------------
                                                                                 4,364,025
                                                                              ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  3.7%
  500    Colorado Interstate Gas Co. ....................  10.000   06/15/05       592,100
1,000    Enron Corp. ....................................   7.125   05/15/07     1,010,700
  330    Laclede Gas Co. ................................   8.500   11/15/04       360,294
1,000    NGC Corp. ......................................   6.750   12/15/05       978,700
  500    Panhandle Eastern Pipeline Co. .................   7.875   08/15/04       529,850
  400    Southwest Gas Corp. ............................   9.750   06/15/02       444,920
  100    Texas Eastern Transmission Corp. ...............   8.000   07/15/02       103,715
1,090    Texas Gas Transmission Corp. ...................   8.625   04/01/04     1,191,261
                                                                              ------------
                                                                                 5,211,540
                                                                              ------------
         TELECOMMUNICATIONS  3.3%
1,000    360 Communications..............................   7.125   03/01/03     1,001,000
  900    GTE Corp. ......................................   9.375   12/01/00       973,620
1,000    Sprint Corp. ...................................   8.125   07/15/02     1,055,300
  617    United Telecommunications Kansas................   9.750   04/01/00       663,738
1,000    Worldcom, Inc. .................................   7.750   04/01/07     1,024,250
                                                                              ------------
                                                                                 4,717,908
                                                                              ------------
TOTAL FIXED INCOME SECURITIES...............................................    16,346,353
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $122,992,481).......................................................   135,899,515
SHORT-TERM INVESTMENTS  3.6%
  (Cost $5,064,156).........................................................     5,064,156
                                                                              ------------
TOTAL INVESTMENTS  100.2%
  (Cost $128,056,637).......................................................   140,963,671
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)...............................      (288,340)
                                                                              ------------
NET ASSETS  100.0%..........................................................  $140,675,331
                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $128,056,637).......................  $140,963,671
Cash........................................................         4,144
Receivables:
  Fund Shares Sold..........................................     2,225,227
  Dividends.................................................       382,759
  Interest..................................................       237,429
Unamortized Organizational Costs............................        24,658
Other.......................................................         4,734
                                                              ------------
      Total Assets..........................................   143,842,622
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,598,716
  Fund Shares Repurchased...................................       208,176
  Distributor and Affiliates................................       154,534
  Investment Advisory Fee...................................        74,259
Accrued Expenses............................................        50,179
Deferred Compensation and Retirement Plans..................        81,427
                                                              ------------
      Total Liabilities.....................................     3,167,291
                                                              ------------
NET ASSETS..................................................  $140,675,331
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $119,920,894
Net Unrealized Appreciation.................................    12,907,034
Accumulated Net Realized Gain...............................     7,464,449
Accumulated Undistributed Net Investment Income.............       382,954
                                                              ------------
NET ASSETS..................................................  $140,675,331
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $52,481,801
    and 3,192,071 shares of beneficial interest issued and
    outstanding)............................................  $      16.44
    Maximum sales charge (5.75%* of offering price).........          1.00
                                                              ------------
    Maximum offering price to public........................  $      17.44
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $83,275,491 and
    5,067,268 shares of beneficial interest issued and
    outstanding)............................................  $      16.43
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,918,039 and
    299,404 shares of beneficial interest issued and
    outstanding)............................................  $      16.43
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $163,806)....    $ 6,439,432
Interest....................................................      1,414,846
                                                                -----------
    Total Income............................................      7,854,278
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $133,260, $859,236 and $48,593,
  respectively).............................................      1,041,089
Investment Advisory Fee.....................................        937,503
Shareholder Services........................................        269,499
Merger Costs................................................        156,573
Custody.....................................................         60,590
Trustees Fees and Expenses..................................         37,907
Legal.......................................................         23,985
Amortization of Organizational Costs........................         22,995
Other.......................................................        182,840
                                                                -----------
    Total Expenses..........................................      2,732,981
    Less Expenses Reimbursed................................          5,041
                                                                -----------
    Net Expenses............................................      2,727,940
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,126,338
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $10,817,404
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,904,947
  End of the Period:
    Investments.............................................     12,907,034
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,002,087
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $11,819,491
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $16,945,829
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $ 5,126,338      $ 4,873,693
Net Realized Gain........................................       10,817,404       12,374,245
Net Unrealized Appreciation
  During the Period......................................        1,002,087       11,585,780
                                                               -----------      -----------
Change in Net Assets from Operations.....................       16,945,829       28,833,718
                                                               -----------      -----------
Distributions from Net Investment Income:
  Class A Shares.........................................       (2,064,034)      (2,717,536)
  Class B Shares.........................................       (2,700,742)      (3,509,438)
  Class C Shares.........................................         (153,673)        (129,256)
                                                               -----------      -----------
                                                                (4,918,449)      (6,356,230)
                                                               -----------      -----------
Distributions from Net Realized Gain:
  Class A Shares.........................................         (683,737)             -0-
  Class B Shares.........................................       (1,114,278)             -0-
  Class C Shares.........................................          (63,379)             -0-
                                                               -----------      -----------
                                                                (1,861,394)             -0-
                                                               -----------      -----------
Total Distributions......................................       (6,779,843)      (6,356,230)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       10,165,986       22,477,488
                                                               -----------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................       50,324,196       44,796,872
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................        5,538,900        5,057,133
Cost of Shares Repurchased...............................      (80,912,740)     (49,434,577)
                                                               -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......      (25,049,644)         419,428
                                                               -----------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................      (14,883,658)      22,896,916
NET ASSETS:
Beginning of the Period..................................      155,558,989      132,662,073
                                                               -----------      -----------
End of the Period (Including accumulated undistributed
  net investment income of $382,954 and $17,591,
  respectively)..........................................     $140,675,331     $155,558,989
                                                              ============     ============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 From July 28, 1993
                                                                                      (Commencement
                                                  Year Ended June 30,                 of Investment
                                              ---------------------------            Operations) to
               Class A Shares                  1997      1996      1995               June 30, 1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $15.298   $13.386   $12.906            $  14.300
                                               ------    ------    ------               ------
Net Investment Income.......................     .637      .538      .595                 .479
Net Realized and Unrealized Gain/Loss.......    1.317     2.077      .485               (1.513)
                                               ------    ------    ------               ------
Total from Investment Operations............    1.954     2.615     1.080               (1.034)
                                               ------    ------    ------               ------
Less:
  Distributions from Net Investment
    Income..................................     .610      .703      .600                 .323
  Distributions from Net Realized Gain......     .201       -0-       -0-                 .037
                                               ------    ------    ------               ------
Total Distributions.........................     .811      .703      .600                 .360
                                               ------    ------    ------               ------
Net Asset Value, End of the Period..........  $16.441   $15.298   $13.386            $  12.906
                                               ======    ======    ======               ======
Total Return (a)............................   13.20%    19.93%     8.70%                (7.38%)*
Net Assets at End of the Period
  (In millions).............................    $52.5     $57.7     $50.4                $51.5
Ratio of Expenses to Average Net Assets
  (b).......................................    1.41%     1.38%     1.34%                1.34%
Ratio of Net Investment Income to Average
  Net Assets (b)............................    4.03%     3.61%     4.55%                4.10%
Portfolio Turnover..........................     102%      121%      109%                 102%*
Average Commission Paid Per Equity Share
  Traded (c)................................  $.0601    $.0590        --                   --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            From July 28, 1993
                                                                                 (Commencement
                                                  Year Ended June 30,            of Investment
                                              ---------------------------       Operations) to
               Class B Shares                  1997      1996      1995          June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $15.296   $13.356   $12.880        $      14.300
                                              -------   -------   -------              -------
Net Investment Income.......................     .519      .426      .507                 .394
Net Realized and Unrealized Gain/Loss.......    1.314     2.080      .461               (1.519)
                                              -------   -------   -------              -------
Total from Investment Operations............    1.833     2.506      .968               (1.125)
                                              -------   -------   -------              -------
Less:
  Distributions from Net Investment
    Income..................................     .494      .566      .492                 .258
  Distributions from Net Realized Gain......     .201       -0-       -0-                 .037
                                              -------   -------   -------              -------
Total Distributions.........................     .695      .566      .492                 .295
                                              -------   -------   -------              -------
Net Asset Value, End of the Period..........  $16.434   $15.296   $13.356           $   12.880
                                              =======   =======   =======              =======
Total Return (a)............................   12.30%    19.08%     7.80%              (8.02%)*
Net Assets at End of the Period
  (In millions).............................    $83.3     $92.9     $81.0                $83.7
Ratio of Expenses to Average Net Assets
  (b).......................................    2.17%     2.13%     2.05%                2.06%
Ratio of Net Investment Income to Average
  Net Assets (b)............................    3.27%     2.86%     3.84%                3.36%
Portfolio Turnover..........................     102%      121%      109%                 102%*
Average Commission Paid Per Equity Share
  Traded (c)................................   $.0601    $.0590        --                   --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        From August 13, 1993
                                              Year Ended June 30,              (Commencement
                                          ---------------------------       Distribution) to
             Class C Shares                1997      1996      1995            June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................  $15.290   $13.356   $12.868         $14.460
                                          -------   -------   -------         -------
Net Investment Income...................     .503      .470      .482            .330
Net Realized and Unrealized Gain/Loss...    1.328     2.030      .498          (1.627)
                                          -------   -------   -------         -------
Total from Investment Operations........    1.831     2.500      .980          (1.297)
                                          -------   -------   -------         -------
Less:
  Distributions from Net Investment
    Income..............................     .494      .566      .492            .258
  Distributions from Net Realized
    Gain................................     .201       -0-       -0-            .037
                                          -------   -------   -------         -------
Total Distributions.....................     .695      .566      .492            .295
                                          -------   -------   -------         -------
Net Asset Value, End of the Period......  $16.426   $15.290   $13.356         $12.868
                                          =======   =======   =======         =======
Total Return (a)........................   12.37%    19.00%     7.88%          (9.11%)*
Net Assets at End of the Period (In
  millions).............................     $4.9      $5.0      $1.3            $1.1
Ratio of Expenses to Average Net Assets
  (b)...................................    2.17%     2.13%     2.09%           2.05%
Ratio of Net Investment Income to
  Average Net Assets (b)................    3.23%     2.78%     3.80%           3.38%
Portfolio Turnover......................     102%      121%      109%            102%*
Average Commission Paid Per Equity Share
  Traded (c)............................   $.0601    $.0590        --              --

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to June 30, 1995.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

                                 June 30, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $128,056,637; the aggregate gross unrealized appreciation is $14,626,362 and the aggregate gross unrealized depreciation is $1,719,328, resulting in net unrealized appreciation of $12,907,034.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $901 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additional permanent differences relating to the recognition of Fund merger expenses totaling $156,573 were reclassified from accumulated undistributed net investment income to capital.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

    For the year ended June 30, 1997, $608,705 of the distributions from realized gains made by the Fund were long-term capital gains. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

                                 June 30, 1997
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $10,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $40,000 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $196,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,620,830   $ 41,844,771
  Class B..........................................       496,213      7,650,734
  Class C..........................................        55,249        828,691
                                                       ----------   ------------
Total Sales........................................     3,172,292   $ 50,324,196
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       146,956   $  2,266,380
  Class B..........................................       203,976      3,135,954
  Class C..........................................         8,882        136,566
                                                       ----------   ------------
Total Dividend Reinvestment........................       359,814   $  5,538,900
                                                       ==========   ============
Repurchases:
  Class A..........................................    (3,344,356)  $(53,090,333)
  Class B..........................................    (1,709,336)   (26,459,861)
  Class C..........................................       (89,228)    (1,362,546)
                                                       ----------   ------------
Total Repurchases..................................    (5,142,920)  $(80,912,740)
                                                       ==========   ============

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $53,821,005, $86,795,620 and $4,510,486 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,081,909   $ 14,643,191
  Class B..........................................     1,829,596     24,638,568
  Class C..........................................       391,241      5,515,113
                                                       ----------   ------------
Total Sales........................................     3,302,746   $ 44,796,872
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       150,482   $  2,178,398
  Class B..........................................       193,231      2,794,761
  Class C..........................................         5,689         83,974
                                                       ----------   ------------
Total Dividend Reinvestment........................       349,402   $  5,057,133
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,228,535)  $(17,887,971)
  Class B..........................................    (2,010,741)   (29,087,995)
  Class C..........................................      (167,791)    (2,458,611)
                                                       ----------   ------------
Total Repurchases..................................    (3,407,067)  $(49,434,577)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                                 June 30, 1997
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,700 and CDSC on redeemed shares of approximately $164,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $141,749,073 and $169,893,143, respectively.

5. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $620,500.

                                 June 30, 1997
--------------------------------------------------------------------------------

6. FUND MERGERS

    On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Utilities Income Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 606,825, 1,173,732 and 219,180 shares of Classes A, B and C valued at $8,495,564, $16,432,324 and $3,068,523, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $357,695 which is included in accumulated net realized gain/loss on securities and cumulative book and tax basis timing differences of $2,408 which is a component of undistributed net investment income. The shares issued in connection with this transaction are included in common share sales for the current period. Combined net assets on the date of acquisition were $160,940,399.

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND


  Van Kampen American Capital Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks capital growth. The Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer investors above average potential for capital growth. There is no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for the Fund dated October 28, 1997, (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-3
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-11
Trustees and Officers.......................................    B-17
Legal Counsel...............................................    B-26
Transfer Agency.............................................    B-26
Investment Advisory and Other Services......................    B-27
Custodian and Independent Accountants.......................    B-28
Portfolio Transactions and Brokerage Allocation.............    B-28
Tax Status of the Fund......................................    B-29
The Distributor.............................................    B-29
Distribution and Service Plans..............................    B-30
Performance Information.....................................    B-30
Report of Independent Accountants...........................    B-33
Financial Statements........................................    B-34
Notes to Financial Statements...............................    B-43



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997

                             THE FUND AND THE TRUST


  Van Kampen American Capital Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the trust will be treated as a separate corporation for federal income tax purposes.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merrit Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.



  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.


  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding voting shares or (ii) 67% or more of the Fund's voting shares present at a meeting at which the holders of more than 50% of the outstanding voting shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.



  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (iii) an exemption or other relief from the provisions of the 1940 Act.


  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING


  The Fund may borrow up to 33 1/3% of the value of its total assets from banks (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.


STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic

Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with the futures commission merchant or with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.


  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having significant speculative characteristics.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

        SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the law of bankruptcy and other laws affecting creditors' rights.

  AAA  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
       capacity to pay the preferred stock obligations.
  AA   A preferred stock issue rated "AA" also qualifies as a
       high-quality, fixed income security. The capacity to pay
       preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
       susceptible to the adverse effects of changes in
       circumstances and economic conditions.
  BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
       economic conditions or changing circumstances are more
       likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
       category.
  BB   Preferred stock rated "BB", "B", and "CCC" are regarded, on
  B    balance, as predominantly speculative with respect to the
  CCC  issuer's capacity to pay preferred stock obligations. "BB"
       indicates the lowest degree of speculation and "CCC" the
       highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
       uncertainties or major risk exposures to adverse conditions.
  CC   The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
       currently paying.
  C    A preferred stock rated "C" is a nonpaying issue.
  D    A preferred stock rated "D" is a nonpaying issue with the
       issuer in default on debt instruments.
  NR   This indicates that no rating has been requested, that there is insufficient information on which to base a rating or
       that S&P does not rate a particular type of obligation as a matter of policy.
       PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated 'A' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated 'BAA' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated 'B' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.



---------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Adviser or its affiliates.



                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30,

    1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr. Nelson, $25,550; Mr. Rees, $2,735; Mr.
    Robinson, $24,693; Dr. Sisto, $4,243; and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000



                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0



                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0

                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                              TRUSTEE
                           ---------------------------------------------
FUND NAME                  BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER
---------                  --------   -----   -------   -------   ------
 Aggressive Growth Fund...   1996     1996     1996      1996      1996
 Great American Companies
   Fund...................   1995     1995     1995      1995      1995
 Growth Fund..............   1995     1995     1995      1995      1995
 Prospector Fund..........   1995     1995     1995      1995      1995
 Utility Fund.............   1995     1995     1995      1993      1993
 Value Fund...............   1995     1995     1995      1995      1995

                                                   TRUSTEE
                            ------------------------------------------------------
FUND NAME                   NELSON   ROBINSON   ROONEY   SISTO   WHALEN   WOODSIDE
---------                   ------   --------   ------   -----   ------   --------
 Aggressive Growth Fund...   1996      1996      1997    1996     1996      1996
 Great American Companies
   Fund...................   1995      1995      1997    1995     1995      1995
 Growth Fund..............   1995      1995      1997    1995     1995      1995
 Prospector Fund..........   1995      1995      1997    1995     1995      1995
 Utility Fund.............   1993      1993      1997    1995     1993      1995
 Value Fund...............   1995      1995      1997    1995     1995      1995



  As of October 6, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 6, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



  As of October 6, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                   AMOUNT OF
                                                                 OWNERSHIP AT      CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                     OCTOBER 6, 1997     SHARES     OWNERSHIP
                 --------------------------                     ---------------    --------    ----------
BENEFICIAL AND RECORD HOLDER:
Goodness Limited............................................        233,781           A            7.79%
  Lyford Cay
  P.O. Box N-7776
  Nassau Bahamas
MLPF&S for the Sole Benefit of Its Customers................         96,334           C           22.31%
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 3rd Fl.
  Jacksonville, FL 32246-6484
Prudential Securities Inc. FBO..............................         29,292           C            6.78%
  Mr. Charles J. Greco
  Equity Account
  1155 Bodine Rd.
  Chester Springs, PA 19425-2006
RECORD HOLDER ONLY:
Van Kampen American Capital Trust Company...................        605,806           A           20.19%
  2800 Post Oak Blvd.                                               534,151           B           17.13%
  Houston, TX 77056



  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                                TRANSFER AGENCY



  During the fiscal periods ended June 30, 1997 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $215,900, and $0, respectively, for these services. These services are provided at cost plus a profit.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital") which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.


  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.


  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.



  For the year ended June 30, 1997 and the period ended June 30, 1996, the Fund recognized advisory expenses after fee waivers of $0 and $0, respectively.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in 25% of the cost of providing such services, with 25% of the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.



  For the year ended June 30, 1997 and the period ended June 30, 1996, the Fund paid expenses of approximately $19,600 and $0, representing the Adviser's cost of providing accounting services, respectively.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the year ended June 30, 1997 and the period ended June 30, 1996, the Fund paid expenses of approximately $0 and $0, representing Van Kampen American Capital's cost of providing legal services, respectively.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  During the year ended June 30, 1997, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                             AFFILIATED BROKERS
                                                                        ----------------------------
                                                             BROKERS    MORGAN STANLEY   DEAN WITTER
                                                             --------   --------------   -----------
Commissions paid:
  Fiscal year 1995.........................................    N/A         N/A               N/A
  Fiscal year 1996.........................................  $    247      N/A               N/A
  Fiscal year 1997.........................................  $131,274       $6               $ 0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions..........               0.01%            0%
  Value of brokerage transactions with affiliate to total
     transactions..........................................                0%              0%


                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1997.............................      $1,336,549          $204,700
Fiscal Year Ended June 30, 1996.............................      $        0          $      0



                         DISTRIBUTION AND SERVICE PLANS



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. The Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $161,218 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $137,128 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $24,090 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $29,692 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $29,692 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first five years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.


  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.



  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all type of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.



  The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. As discussed herein, the Fund may, from time to time, reopen and close the offering of its shares to new investors as market conditions permit. The Fund's Adviser believes that the

Fund's portfolio prior to February 3, 1997 was managed in a manner substantially the same as if the Fund had been open for a broader distribution to public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during such period if the Fund had been broadly distributed. The Fund's investment results are based on historical performance and are not intended to indicate future performance.


CLASS A SHARES


  The Fund's average total return, including payment of the maximum sales charge, for (i) the one year period ended June 30, 1997 was 28.15% and (ii) the approximate one year, six month period from December 27, 1995, the commencement of investment operations for Class A Shares of the Fund, through June 30, 1997 was 45.20%



  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 75.61%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 86.33%.


CLASS B SHARES


  The Fund's average total return, including payment of the maximum sales charge, for (i) the one year period ended June 30, 1997 was 30.32% and (ii) the approximate one year, six month period from December 27, 1995, the commencement of investment operations for Class A Shares of the Fund, through June 30, 1997 was 48.34%



  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class B Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 81.39%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 85.39%.


CLASS C SHARES


  The Fund's average total return, including payment of the maximum sales charge, for (i) the one year period ended June 30, 1997 was 34.32% and (ii) the approximate one year, six month period from December 27, 1995, the commencement of investment operations for Class A Shares of the Fund, through June 30, 1997 was 50.50%



  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class C Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 85.39%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 85.39%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Growth Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS  87.8%
CONSUMER DISTRIBUTION  11.1%
Bed Bath & Beyond, Inc. (a).................................   21,350   $    648,506
CDW Computer Centers, Inc. (a)..............................   20,000      1,061,250
Eagle Hardware & Garden, Inc. (a)...........................   37,000        846,375
Home Depot, Inc.............................................   18,000      1,240,875
Ross Stores, Inc............................................   38,900      1,271,544
Safeway, Inc. (a)...........................................   24,200      1,116,225
Stein Mart, Inc. (a)........................................   35,000      1,050,000
Tech Data Corp. (a).........................................   55,500      1,744,781
TJX Cos., Inc...............................................   93,800      2,473,975
U.S. Office Products Co. (a)................................   48,300      1,476,169
                                                                        ------------
                                                                          12,929,700
                                                                        ------------
CONSUMER NON-DURABLES  7.8%
Borders Group, Inc. (a).....................................   33,000        796,125
Intimate Brands, Inc. Class A...............................   45,000        945,000
Nautica Enterprises, Inc. (a)...............................   40,100      1,060,143
Philip Morris Cos., Inc.....................................  117,000      5,191,875
Tommy Hilfiger Corp. (a)....................................   25,700      1,032,819
                                                                        ------------
                                                                           9,025,962
                                                                        ------------
CONSUMER SERVICES  6.1%
AccuStaff, Inc. (a).........................................   63,000      1,492,313
Firstplus Financial Group, Inc. (a).........................   30,000      1,020,000
HFS, Inc. (a)...............................................   35,500      2,059,000
Imperial Credit Industries, Inc. (a)........................   56,100      1,153,556
Metro Networks, Inc. (a)....................................   33,200        805,100
Rental Service Corp. (a)....................................   20,000        525,000
                                                                        ------------
                                                                           7,054,969
                                                                        ------------
ENERGY  0.5%
Hanover Compressor Co. (a)..................................   30,000        585,000
                                                                        ------------
FINANCE  10.1%
AMBAC, Inc..................................................   17,200      1,313,650
Conseco, Inc................................................  122,800      4,543,600
Everest Reinsurance Holdings, Inc...........................   32,000      1,268,000
Finova Group, Inc...........................................   22,900      1,751,850
Green Tree Financial Corp...................................   34,700      1,236,187
Money Store, Inc............................................   19,600        562,275
SunAmerica, Inc.............................................   22,400      1,092,000
                                                                        ------------
                                                                          11,767,562
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------

HEALTHCARE  19.1%
Bristol-Myers Squibb Co.....................................   27,100   $  2,195,100
ESC Medical Systems Ltd. (a)................................   56,300      1,435,650
HBO & Co....................................................   18,000      1,239,750
Health Management Assn., Inc., Class A (a)..................   39,000      1,111,500
Healthsouth Corp. (a).......................................   67,500      1,683,281
Hologic, Inc. (a)...........................................   43,900      1,168,838
Jones Medical Industries, Inc...............................   13,700        650,750
Lincare Holdings, Inc. (a)..................................   34,100      1,466,300
Medicis Pharmaceutical Corp., Class A (a)...................   11,400        568,575
Merck & Co., Inc............................................   17,050      1,764,675
PacifiCare Health Systems, Class B (a)......................   10,000        638,750
Pfizer, Inc.................................................    8,200        979,900
Renal Treatment Centers, Inc. (a)...........................   28,800        774,000
Schering-Plough Corp........................................   28,000      1,340,500
Tenet Healthcare Corp. (a)..................................   40,000      1,182,500
Universal Health Services, Inc., Class B (a)................   50,900      1,959,650
Wellpoint Health Networks, Inc., Class A (a)................   44,200      2,027,675
                                                                        ------------
                                                                          22,187,394
                                                                        ------------
PRODUCER MANUFACTURING  3.4%
Thermo Instrument Systems, Inc. (a).........................   31,200        955,500
United Waste Systems, Inc. (a)..............................   36,700      1,504,700
USA Waste Services, Inc. (a)................................   39,300      1,517,963
                                                                        ------------
                                                                           3,978,163
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.7%
Praxair, Inc................................................   21,300      1,192,800
Safeskin Corp. (a)..........................................   67,200      1,978,200
                                                                        ------------
                                                                           3,171,000
                                                                        ------------
TECHNOLOGY  27.0%
Adaptec, Inc (a)............................................    8,000        278,000
ADC Telecommunications, Inc. (a)............................    7,500        250,313
Altera Corp. (a)............................................   13,000        656,500
Applied Materials, Inc. (a).................................   12,600        892,238
BMC Industries, Inc.........................................   43,200      1,479,600
BMC Software, Inc. (a)......................................   50,000      2,768,750
Cisco Systems, Inc. (a).....................................   15,000      1,006,875
Compaq Computer Corp. (a)...................................   29,100      2,888,175
Compuware Corp. (a).........................................   19,200        916,800
Data General Corp. (a)......................................   50,000      1,300,000
Dell Computer Corp. (a).....................................   10,000      1,174,375


                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Security
Description                                                   Shares    Market Value
------------------------------------------------------------------------------------


TECHNOLOGY (CONTINUED)
International Business Machines Corp........................   18,000   $  1,623,375
KLA-Tencor Corp. (a)........................................   20,100        979,875
LSI Logic Corp. (a).........................................   31,100        995,200
McAfee Associates, Inc. (a).................................   20,300      1,281,437
National Instruments Corp. (a)..............................   29,800      1,050,450
National Semiconductor Corp. (a)............................   37,000      1,133,125
Oracle Systems Corp. (a)....................................   20,500      1,032,688
Radisys Corp. (a)...........................................   47,000      1,868,250
Sanmina Corp. (a)...........................................   28,200      1,790,700
SCI Systems, Inc. (a).......................................   21,200      1,351,500
Scientific Atlanta, Inc.....................................   45,200        988,750
Spectrian Corp. (a).........................................   28,000      1,032,500
Tellabs, Inc. (a)...........................................   13,750        768,281
Waters Corp. (a)............................................   54,900      1,969,537
                                                                        ------------
                                                                          31,477,294
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  87.8%
  (Cost $94,598,859).................................................    102,177,044
                                                                        ------------
SHORT-TERM INVESTMENTS  13.3%

U.S. GOVERNMENT AGENCIES  7.6%
  Federal National Mortgage Assn., ($2,940,000 par, yielding 5.519%,
    08/15/97  maturity) (b)..........................................      2,919,488
  Tennessee Valley Authority Discount Notes, ($6,000,000 par,
    yielding 5.489%, 09/11/97 maturity)..............................      5,934,300
                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................................      8,853,788

REPURCHASE AGREEMENT  5.7%
  SBC Warburg, Corp. ($6,635,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/97, to
  be sold on 07/01/97 at $6,636,032).................................      6,635,000
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $15,488,545).................................................     15,488,788
                                                                        ------------
TOTAL INVESTMENTS  101.1%
  (Cost $110,087,404)................................................    117,665,832

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1)%........................     (1,242,704)
                                                                        ------------
NET ASSETS  100.0%...................................................   $116,423,128
                                                                        ============


(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open option and futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $110,087,404).......................  $117,665,832
Cash........................................................         4,934
Receivables:
  Fund Shares Sold..........................................        61,098
  Dividends.................................................        57,915
Unamortized Organizational Costs............................        28,103
                                                              ------------
    Total Assets............................................   117,817,882
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       585,000
  Distributor and Affiliates................................       300,742
  Fund Shares Repurchased...................................       282,571
  Organizational Costs......................................        39,250
  Variation Margin on Futures...............................        50,250
Accrued Expenses............................................       113,823
Deferred Compensation and Retirement Plans..................        23,118
                                                              ------------
    Total Liabilities.......................................     1,394,754
                                                              ------------
NET ASSETS..................................................  $116,423,128
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $110,686,302
Net Unrealized Appreciation.................................     7,542,991
Accumulated Net Investment Loss.............................       (23,118)
Accumulated Net Realized Loss...............................    (1,783,047)
                                                              ------------
NET ASSETS..................................................  $116,423,128
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $53,137,178 and 2,972,290 shares of
    beneficial interest issued and outstanding).............  $      17.88
    Maximum sales charge (5.75%* of offering price).........          1.09
                                                              ------------
    Maximum offering price to public........................  $      18.97
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,014,556 and 3,091,364 shares of
    beneficial interest issued and outstanding).............  $      17.80
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,271,394 and 464,855 shares of
    beneficial interest issued and outstanding).............  $      17.79
                                                             =============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   441,633
Dividends...................................................      158,417
                                                              -----------
    Total Income............................................      600,050
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      297,312
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $45,628, $183,191 and $29,799,
  respectively).............................................      258,618
Shareholder Services........................................      251,382
Registration and Filing Fees................................      130,049
Shareholder Reports.........................................       44,669
Trustees Fees and Expenses..................................       28,453
Legal.......................................................       24,576
Custody.....................................................        8,036
Amortization of Organizational Costs........................        7,997
Other.......................................................       37,361
                                                              -----------
    Total Expenses..........................................    1,088,453
    Less:
      Fees Waived and Expenses Reimbursed ($297,312 and
        $97,532, respectively)..............................      394,844
      Credits Earned on Cash Balances.......................        7,335
                                                              -----------
      Net Expenses..........................................      686,274
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (86,224)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,305,944)
  Futures...................................................    1,548,750
                                                              -----------
Net Realized Loss...........................................   (1,757,194)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       58,219
                                                              -----------
  End of the Period:
    Investments.............................................    7,578,428
    Futures.................................................      (35,437)
                                                              -----------
                                                                7,542,991
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,484,772
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,727,578
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,641,354
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Year Ended June 30, 1997 and the Period from
           December 27, 1995 (Commencement of Investment Operations)
                                to June 30, 1996

-------------------------------------------------------------------------------------------

                                                              Year Ended      Period Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................................    $    (86,224)    $   (1,030)
Net Realized Gain/Loss...................................      (1,757,194)        23,514
Net Unrealized Appreciation During the Period............       7,484,772         58,219
                                                             ------------     ----------
Change in Net Assets from Operations.....................       5,641,354         80,703
                                                             ------------     ----------
Distributions from Net Realized Gain.....................         (23,514)           -0-
Distributions in Excess of Net Realized Gain.............          (1,799)           -0-
                                                             ------------     ----------
  Distributions from and in Excess of Net Realized
    Gain*................................................         (25,313)           -0-
Return of Capital Distribution*..........................         (21,887)           -0-
                                                             ------------     ----------
  Total Distributions....................................         (47,200)           -0-
                                                             ------------     ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       5,594,154         80,703
                                                             ------------     ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................     122,206,757         35,843
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................           2,031            -0-
Cost of Shares Repurchased...............................     (11,696,360)           -0-
                                                             ------------     ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     110,512,428         35,843
                                                             ------------     ----------
TOTAL INCREASE IN NET ASSETS.............................     116,106,582        116,546
NET ASSETS:
Beginning of the Period..................................         316,546        200,000
                                                             ------------     ----------
End of the Period (Including accumulated net investment
  loss of $23,118 and $-0-, respectively)................    $116,423,128     $  316,546
                                                             ============     ==========

                                                  Year Ended      Period Ended
*Distributions by Class                          June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.............................    $  (24,246)      $    -0-
  Class B Shares.............................          (537)           -0-
  Class C Shares.............................          (530)           -0-
                                                 ----------            ---
                                                 $  (25,313)      $    -0-
                                                 ==========       ========
Return of Capital Distribution:
  Class A Shares.............................    $  (20,964)      $    -0-
  Class B Shares.............................          (465)           -0-
  Class C Shares.............................          (458)           -0-
                                                 ----------            ---
                                                 $  (21,887)      $    -0-
                                                 ==========       ========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-----------------------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                        Year Ended       Investment Operations)
Class A Shares                                       June 30, 1997(a)       to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............      $13.696               $10.000
                                                          -------               -------
  Net Investment Income/Loss........................         .031                 (.044)
  Net Realized and Unrealized Gain..................        4.810                 3.740
                                                          -------               -------
Total from Investment Operations....................        4.841                 3.696
Less:
  Distributions from and in Excess of Net Realized
    Gain............................................         .353                   -0-
  Return of Capital Distribution....................         .306                   -0-
                                                          -------               -------
Total Distributions.................................         .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period..................      $17.878               $13.696
                                                          =======               =======
Total Return* (b)...................................       36.00%                37.00%**
Net Assets at End of the Period (In millions).......      $  53.1               $    .1
Ratio of Expenses to Average Net Assets* (c)........        1.32%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*...........................................         .19%                 (.79%)
Portfolio Turnover..................................         139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)...............................................      $ .0507               $ .0280
* If certain fees had not been assumed by VKAC,
  Total Return would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average Net Assets (c).........        2.31%                15.69%
Ratio of Net Investment Income to Average Net
  Assets............................................        (.80%)              (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


----------------------------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                         Year Ended      Investment Operations)
Class B Shares                                        June 30, 1997(a)      to June 30, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $13.695               $10.000
                                                          -------               -------
  Net Investment Loss................................       (.093)                (.045)
  Net Realized and Unrealized Gain...................       4.853                 3.740
                                                          -------               -------
Total from Investment Operations.....................       4.760                 3.695
Less:
  Distributions from and in Excess of Net Realized
    Gain.............................................        .353                   -0-
  Return of Capital Distribution.....................        .306                   -0-
                                                          -------               -------
Total Distributions..................................        .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period...................     $17.796               $13.695
                                                          =======               =======
Total Return* (b)....................................      35.32%                37.00%**
Net Assets at End of the Period (In millions)........     $  55.0               $    .1
Ratio of Expenses to Average Net Assets* (c).........       2.07%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*............................................       (.56%)                (.74%)
Portfolio Turnover...................................        139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)................................................     $ .0507               $ .0280
* If certain fees had not been assumed by VKAC, Total
  Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (c)..........       3.04%                15.70%
Ratio of Net Investment Income to Average Net
  Assets.............................................      (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------

                                                                           December 27, 1995
                                                                            (Commencement of
                                                         Year Ended      Investment Operations)
Class C Shares                                        June 30, 1997(a)      to June 30, 1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $13.695               $10.000
                                                          -------               -------
  Net Investment Loss................................       (.096)                (.045)
  Net Realized and Unrealized Gain...................       4.853                 3.740
                                                          -------               -------
Total from Investment Operations.....................       4.757                 3.695
Less:
  Distributions from and in Excess of Net Realized
    Gain.............................................        .353                   -0-
  Return of Capital Distribution.....................        .306                   -0-
                                                          -------               -------
Total Distributions..................................        .659                   -0-
                                                          -------               -------
Net Asset Value, End of the Period...................     $17.793               $13.695
                                                          =======               =======
Total Return* (b)....................................      35.32%                37.00%**
Net Assets at End of the Period (In millions)........        $8.3                   $.1
Ratio of Expenses to Average Net Assets* (c).........       2.07%                 1.46%
Ratio of Net Investment Income to Average Net
  Assets*............................................       (.57%)                (.74%)
Portfolio Turnover...................................        139%                   94%**
Average Commission Paid Per Equity Share Traded
  (d)................................................     $ .0507               $ .0280
* If certain fees had not been assumed by VKAC, Total
  Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets (c)..........       3.04%                15.70%
Ratio of Net Investment Income to Average Net
  Assets.............................................      (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% and .16% for the periods ended on June 30, 1997 and 1996, respectively.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 June 30, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $110,413,419; the aggregate gross unrealized appreciation is $7,578,428 and the aggregate gross unrealized depreciation is $361,452, resulting in net unrealized appreciation of $7,216,976.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified as follows:

Accumulated Undistributed Net Investment Income...  $ 63,106(a)(b)
Accumulated Net Realized Gain/Loss on
  Securities......................................  $ (1,137)(b)(c)
Capital...........................................  $(61,969)(a)(c)

(a) Represents $40,082 of tax basis net operating losses which are not deductible for tax purposes.

(b) Represents short-term gains of $23,024 recognized by the Fund which may be used as an offset against the net operating loss for tax purposes.

(c) $21,887 represents the portion of total distributions paid by the Fund which were recharacterized for tax purposes as return of capital distributions.

G. EXPENSE REDUCTIONS--During the year ended June 30, 1997, the Fund's custody fee was reduced by $7,335 as a result of credits earned on overnight balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    VKAC has agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $24,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $19,600 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $215,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................  3,381,843       $ 57,414,786
  Class B..................................  3,282,280         55,512,272
  Class C..................................    548,147          9,279,699
                                             ---------       ------------
Total Sales................................  7,212,270       $122,206,757
                                             =========       ============
Dividend Reinvestment:
  Class A..................................        132       $      2,031
  Class B..................................        -0-                -0-
  Class C..................................        -0-                -0-
                                             ---------       ------------
Total Dividend Reinvestment................        132       $      2,031
                                             =========       ============
Repurchases:
  Class A..................................   (419,798)      $ (6,901,267)
  Class B..................................   (197,416)        (3,284,564)
  Class C..................................    (89,792)        (1,510,529)
                                             ---------       ------------
Total Repurchases..........................   (707,006)      $(11,696,360)
                                             =========       ============

    For the period ended June 30, 1996, transactions were as follows:

                                                  SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................    3,113         $35,843
                                                  =======       =========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C

                                 June 30, 1997
--------------------------------------------------------------------------------

shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                            CONTINGENT
                                                             DEFERRED
                                                           SALES CHARGE
YEAR OF REDEMPTION                                    CLASS B         CLASS C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $204,700 and CDSC on the redeemed shares of Classes B and C of approximately $67,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $142,025,453 and $44,359,839, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated

                                 June 30, 1997
--------------------------------------------------------------------------------

account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1996................................       -0-
Futures Opened..............................................        45
Futures Closed..............................................        30
                                                                   ---
Outstanding at June 30, 1997................................        15
                                                                   ===

    The futures contracts outstanding as of June 30, 1997, and the description and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
Long Contracts - S&P 500 Index Futures
  December 1997
  (Current notional value of $449,950 per
  contract)....................................         15          $35,437
                                                       ====         ========


6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $167,500.

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND


  Van Kampen American Capital Value Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Fund's investment adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. There is no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-3
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-11
Trustees and Officers.......................................    B-18
Legal Counsel...............................................    B-27
Transfer Agency.............................................    B-27
Investment Advisory and Other Services......................    B-27
Custodian and Independent Accountants.......................    B-28
Portfolio Transactions and Brokerage Allocation.............    B-28
Tax Status of the Fund......................................    B-29
The Distributor.............................................    B-30
Distribution and Service Plans..............................    B-30
Performance Information.....................................    B-31
Report of Independent Accountants...........................    B-33
Financial Statements........................................    B-34
Notes to Financial Statements...............................    B-42



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997.

                             THE FUND AND THE TRUST


  Van Kampen American Capital Value Fund (the "Fund") is a separate, diversified series of the Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated May 10, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust, created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating The Massachusetts Trust's reorganization into a Delaware business Trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other open-end investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.


   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities of other investment companies to the extent permitted by (i) the 1940 Act as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets from banks (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or

Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA                     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
                          capacity to pay the preferred stock obligations.
  AA                      A preferred stock issue rated "AA" also qualifies as a
                          high-quality, fixed income security. The capacity to pay
                          preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A                       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
                          susceptible to the adverse effects of changes in
                          circumstances and economic conditions.
  BBB                     An issue rated "BBB" is regarded as backed by an adequate
                          capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
                          economic conditions or changing circumstances are more
                          likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
                          category.
  BB                      Preferred stock rated "BB", "B", and "CCC" are regarded, on
  B                       balance, as predominantly speculative with respect to the
  CCC                     issuer's capacity to pay preferred stock obligations. "BB"
                          indicates the lowest degree of speculation and "CCC" the
                          highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
                          uncertainties or major risk exposures to adverse conditions.
  CC                      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
                          currently paying.
  C                       A preferred stock rated "C" is a nonpaying issue.
  D                       A preferred stock rated "D" is a nonpaying issue with the
                          issuer in default on debt instruments.
  NR                      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or
                          that S&P does not rate a particular type of obligation as a matter of policy.
                          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Moody's Investors Service -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Adviser or its affiliates.

                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers,
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30, 1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr.
    Nelson, $25,550; Mr. Rees, $2,735; Mr. Robinson, $24,693; Dr. Sisto, $4,243;
    and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000

                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0



                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0



                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                            -----------------------------------------------------------------------------
FUND NAME                                   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON    ROONEY    SISTO
---------                                   --------   -----    -------   -------   ------   ------   --------    ------    -----
 Aggressive Growth Fund....................   1996      1996     1996      1996      1996     1996       1996      1997     1996
 Great American Companies Fund.............   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Growth Fund...............................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Prospector Fund...........................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Utility Fund..............................   1995      1995     1995      1993      1993     1993       1993      1997     1995
 Value Fund................................   1995      1995     1995      1995      1995     1995       1995      1997     1995


FUND NAME                                    WHALEN   WOODSIDE
---------                                    ------   --------
 Aggressive Growth Fund....................   1996      1996
 Great American Companies Fund.............   1995      1995
 Growth Fund...............................   1995      1995
 Prospector Fund...........................   1995      1995
 Utility Fund..............................   1993      1995
 Value Fund................................   1995      1995



  As of October 6, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 6, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



  As of October 6, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                            AMOUNT OF
                                                          OWNERSHIP AT           CLASS         PERCENTAGE
              NAME AND ADDRESS OF HOLDER                 OCTOBER 6, 1997       OF SHARES       OWNERSHIP
              --------------------------                 ---------------       ---------       ----------
Van Kampen American Capital............................      88,367                A              96.24%
  Attn: Dominick Cogliandro                                   6,500                B              99.41%
  One Chase Manhattan Plaza                                   6,500                C                100%
  37th Floor
  New York, NY 10005


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                                TRANSFER AGENCY



  During the fiscal periods ended June 30, 1997 and 1996, ACCESS shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $0, and $0, respectively, for these services. These services are provided at cost plus a profit.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.


  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the periods ended June 30, 1997 and 1996, the Fund recognized no advisory expenses after fee waivers.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.



  For the period ended June 30, 1997 and 1996, the Fund recognized no expenses for Van Kampen American Capital's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the period ended June 30, 1997 and 1996, the Fund recognized no legal services expenses under the Legal Services Agreement.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  During the year ended June 30, 1997, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                             AFFILIATED BROKERS
                                                                        ----------------------------
                                                              BROKERS   MORGAN STANLEY   DEAN WITTER
                                                              -------   --------------   -----------
Commissions paid:
  Fiscal year 1995..........................................     N/A         N/A             N/A
  Fiscal year 1996..........................................  $  291         N/A             N/A
  Fiscal year 1997..........................................  $1,300         $ 6             $ 0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions...........              .46%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................               0%              0%


                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1997.............................          $0                 $0
Fiscal Year Ended June 30, 1996.............................          $0                 $0



                         DISTRIBUTION AND SERVICE PLANS



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $0 or 0.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $0 or 0.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.



                            PERFORMANCE INFORMATION



  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first five years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.


  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1997 was 24.73% and (ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 26.29%.



  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from the Funds inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 42.25%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from the Fund's inception through June 30, 1997 was 50.93%.


CLASS B SHARES


  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1997 was 27.48% and
(ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 29.08%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 47.03%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 51.03%.


CLASS C SHARES


  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1997 was 31.48% and
(ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 31.40%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 51.03%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 51.03%

                      [KPMG PEAT MARWICK LLP LETTERHEAD]


                      REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees and Shareholders of
Van Kampen American Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Capital Value Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG PEAT MARWICK LLP



Chicago, Illinois
August 15, 1997

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

Description                                                Shares   Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.9%
CONSUMER DISTRIBUTION  7.1%
AnnTaylor Stores Corp. (a) .............................    1,060     $    20,670
Federated Department Stores, Inc. (a) ..................      890          30,927
Gap, Inc. ..............................................      700          27,213
Gymboree Corp. (a) .....................................    1,170          28,080
                                                                      -----------
                                                                          106,890
                                                                      -----------
CONSUMER DURABLES  1.8%
Black & Decker Corp. ...................................      100           3,719
Newell Co. .............................................      600          23,775
                                                                      -----------
                                                                           27,494
                                                                      -----------
CONSUMER NON-DURABLES  6.8%
Nabisco Holdings Corp., Class A ........................      870          34,691
Philip Morris Cos., Inc. ...............................      870          38,607
Tommy Hilfiger Corp. (a) ...............................      700          28,131
                                                                      -----------
                                                                          101,429
                                                                      -----------
CONSUMER SERVICES  16.0%
Bell & Howell Co. (a) ..................................    1,890          58,236
Firstplus Financial Group, Inc. (a) ....................    1,150          39,100
H & R Block, Inc. ......................................    1,360          43,860
Landry's Seafood Restaurant, Inc. (a) ..................    1,400          32,200
Lone Star Steakhouse & Saloon (a) ......................    2,580          67,080
                                                                      -----------
                                                                          240,476
                                                                      -----------
ENERGY  2.5%
McDermott International, Inc. ..........................    1,300          37,944
                                                                      -----------
FINANCE  15.0%
American Bankers Insurance Group, Inc. .................      250          15,813
Chase Manhattan Corp. ..................................      380          36,884
Conseco, Inc. ..........................................    1,040          38,480
Equitable Iowa Cos. ....................................      640          35,840
Hartford Life, Inc., Class A ...........................      100           3,750
Hertz Corp., Class A (a) ...............................      100           3,600
PMI Group, Inc. ........................................      400          24,950
Provident Cos., Inc. ...................................      620          33,170
TIG Holdings, Inc. .....................................    1,030          32,187
                                                                      -----------
                                                                          224,674
                                                                      -----------

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                 June 30, 1997
--------------------------------------------------------------------------------

Description                                                                               Shares   Market Value
----------------------------------------------------------------------------------------------------------------
HEALTHCARE  18.7%
Aetna, Inc. ............................................................................     700   $      71,662
Nellcor Puritan Bennett, Inc. (a) ......................................................   2,000          36,250
PacifiCare Health Systems, Class B (a) .................................................     990          63,236
Pharmacia & Upjohn, Inc. ...............................................................     900          31,275
Teva Pharmaceutical Industries Ltd. - ADR (Israel) .....................................     300          19,425
Watson Pharmaceuticals, Inc. (a) .......................................................   1,380          58,305
                                                                                                   -------------
                                                                                                         280,153
                                                                                                   -------------
PRODUCER MANUFACTURING  17.8%
Durco International, Inc. ..............................................................     800          23,400
Fluor Corp. ............................................................................     350          19,315
Johnson Controls, Inc. .................................................................   1,150          47,222
Keystone International, Inc. ...........................................................   1,300          45,094
Philips Electronics N.V. - N.Y. Registered Shares (Netherlands) ........................     670          48,156
Stewart & Stevenson Services, Inc. .....................................................   1,980          51,480
Waste Management, Inc. .................................................................   1,000          32,125
                                                                                                   -------------
                                                                                                         266,792
                                                                                                   -------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.3%
Alumax, Inc. (a) .......................................................................     640          24,280
Boise Cascade Corp. ....................................................................     560          19,775
Crown Cork & Seal, Inc. ................................................................     400          21,375
                                                                                                   -------------
                                                                                                          65,430
                                                                                                   -------------
TECHNOLOGY  6.6%
3Com Corp. (a) .........................................................................   1,150          51,750
Nokia Corp. - ADR (Finland) ............................................................     640          47,200
                                                                                                   -------------
                                                                                                          98,950
                                                                                                   -------------
UTILITIES  2.3%
AT&T Corp. .............................................................................   1,000          35,062
                                                                                                   -------------
TOTAL INVESTMENTS  98.9%
(Cost $1,279,048) ......................................................................               1,485,294
                                                                                                   -------------
OTHER ASSETS IN EXCESS OF LIABILITIES   1.1% ...........................................                  15,916
                                                                                                   -------------
NET ASSETS    100.0% ...................................................................           $   1,501,210
                                                                                                   -------------

(a) Non-income producing security as this stock currently does not declare dividends.


                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:

  Total Investments (Cost $1,279,048) ..................................     $    1,485,294
  Cash .................................................................             13,948
  Receivables:
    Distributor ........................................................             25,300
    Dividends ..........................................................              1,513
  Unamortized Organizational Costs .....................................             28,103
                                                                             --------------
      Total Assets .....................................................          1,554,158
                                                                             --------------

LIABILITIES:

  Organizational Costs Payable .........................................             40,000
  Deferred Compensation and Retirement Plans ...........................             12,948
                                                                             --------------
      Total Liabilities ................................................             52,948
                                                                             --------------
NET ASSETS .............................................................     $    1,501,210
                                                                             ==============
NET ASSETS CONSIST OF:
  Capital ..............................................................     $    1,236,876
  Net Unrealized Appreciation ..........................................            206,246
  Accumulated Net Realized Gain ........................................             62,157
  Accumulated Net Investment Loss ......................................             (4,069)
                                                                             --------------
NET ASSETS                                                                   $    1,501,210
                                                                             ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $1,314,954  and 91,821 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.32
    Maximum sales charge (5.75%* of offering price) ....................               0.87
                                                                             --------------
    Maximum offering price to public ...................................     $        15.19
                                                                             ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $93,128 and 6,500 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.33
                                                                             ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $93,128 and 6,500 shares of beneficial interest issued
    and outstanding) ...................................................     $        14.33
                                                                             ==============


* On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends .............................................................................     $     5,832
                                                                                              -----------

EXPENSES:
  Shareholder Reports ...................................................................          16,400
  Trustees Fees and Expenses ............................................................          16,393
  Shareholder Services ..................................................................          15,600
  Audit .................................................................................          12,250
  Accounting ............................................................................          11,136
  Amortization of Organizational Costs ..................................................           7,997
  Legal .................................................................................           7,500
  Investment Advisory Fee ...............................................................           4,160
  Registration ..........................................................................           2,225
  Custody ...............................................................................           1,023
  Other .................................................................................           1,467
                                                                                              -----------
    Total Expenses ......................................................................          96,151
    Less: Fees Waived and Expenses Reimbursed ($4,160 and $83,698, respectively) ........          87,858
          Earnings Credits on Cash Balances .............................................           1,023
                                                                                              -----------
    Net Expenses ........................................................................           7,270
                                                                                              -----------

NET INVESTMENT LOSS .....................................................................     $    (1,438)
                                                                                              ===========

REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain .....................................................................     $    64,043
                                                                                              -----------

  Unrealized Appreciation/Depreciation:
    Beginning of the Period .............................................................          20,556
    End of the Period ...................................................................         206,246
                                                                                              -----------
  Net Unrealized Appreciation During the Period .........................................         185,690
                                                                                              -----------

NET REALIZED AND UNREALIZED GAIN ........................................................     $   249,733
                                                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................................     $   248,295
                                                                                              ===========

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Year Ended June 30, 1997 and the Period
   December 27, 1995 (Commencement of Investment Operations) to June 30, 1996
--------------------------------------------------------------------------------

                                                                                           Year Ended          Period Ended
                                                                                        June 30, 1997         June 30, 1996
----------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss .........................................................    $     (1,438)         $        495
Net Realized Gain ..................................................................          64,043                 9,524
Net Unrealized Appreciation During the Period ......................................         185,690                20,556
                                                                                        ------------          ------------
Change in Net Assets from Operations ...............................................         248,295                30,575
                                                                                        ------------          ------------

Distributions from Net Investment Income:
    Class A Shares .................................................................            (174)                  -0-
    Class B Shares .................................................................            (111)                  -0-
    Class C Shares .................................................................            (111)                  -0-
                                                                                        ------------          ------------
                                                                                                (396)                  -0-
                                                                                        ------------          ------------

Distributions from Net Realized Gain:
    Class A Shares .................................................................          (6,330)                  -0-
    Class B Shares .................................................................          (4,004)                  -0-
    Class C Shares .................................................................          (4,004)                  -0-
                                                                                        ------------          ------------
                                                                                             (14,338)                  -0-
                                                                                        ------------          ------------

Total Distributions ................................................................         (14,734)                  -0-
                                                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ................................         233,561                30,575
                                                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ..........................................................       1,000,000                35,000
Net Asset Value of Shares Issued Through Dividend Reinvestment .....................           2,074                   -0-
                                                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .................................       1,002,074                35,000
                                                                                        ------------          ------------

TOTAL INCREASE IN NET ASSETS .......................................................       1,235,635                65,575

NET ASSETS:
Beginning of the Period ............................................................         265,575               200,000
                                                                                        ------------          ------------

End of the Period (Including accumulated undistributed net
    investment income/loss of $(4,069) and $495,
    respectively) ..................................................................    $  1,501,210          $    265,575
                                                                                        ============          ============

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                            December 27, 1995
                                                                                                            (Commencement
                                                                                                            of Investment
                                                                                 Year Ended                 Operations) to
Class A Shares                                                                   June 30, 1997              June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period ..............................        $    11.409                      $    10.000
                                                                                 -----------                      -----------
  Net Investment Income/Loss ............................................             (0.014)                           0.018
  Net Realized and Unrealized Gain ......................................              3.559                            1.391
                                                                                 -----------                      -----------
  Total from Investment Operations ......................................              3.545                            1.409
                                                                                 -----------                      -----------
Less:
  Distributions from Net Investment Income ..............................              0.017                              -0-
  Distributions from Net Realized Gain ..................................              0.616                              -0-
                                                                                 -----------                       ----------
Total Distributions .....................................................              0.633                              -0-
                                                                                 -----------                       ----------
Net Asset Value, End of the Period ......................................        $    14.321                      $    11.409
                                                                                 ===========                      ===========
Total Return * (a) ......................................................             32.39%                         14.00%**

Net Assets at End of the Period (In thousands) ..........................        $   1,315.0                      $     117.2

Ratio of Expenses to Average Net Assets* (b) ............................              1.48%                            1.38%

Ratio of Net Investment Income/Loss to Average Net
 Assets* ................................................................              (.31%)                           0.38%

Portfolio Turnover ......................................................                85%                            41%**

Average Commission Paid Per Equity Share Traded (c) .....................        $    0.0369                      $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) .............................             17.01%                           17.57%

Ratio of Net Investment Income/Loss to Average Net
 Assets .................................................................            (16.01%)                         (15.81%)



** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                        December 27, 1995
                                                                            (Commencement
                                                                            of Investment
                                                          Year Ended       Operations) to
Class B Shares                                            June 30, 1997     June 30, 1996
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period .............................   $    11.410        $    10.000
                                                          -----------        -----------
  Net Investment Income/Loss ..........................        (0.017)             0.024
  Net Realized and Unrealized Gain ....................         3.567              1.386
                                                          -----------        -----------
Total from Investment Operations ......................         3.550              1.410
                                                          -----------        -----------
Less:
  Distributions from Net Investment Income ............         0.017                -0-
  Distributions from Net Realized Gain ................         0.616                -0-
                                                          -----------        -----------
Total Distributions ...................................         0.633                -0-
                                                          -----------        -----------
Net Asset Value, End of the Period ....................   $    14.327        $    11.410
                                                          ===========        ===========

Total Return * (a) ....................................        32.48%             14.00%**

Net Assets at End of the Period (In thousands) ........   $      93.1        $      74.2

Ratio of Expenses to Average Net Assets* (b) ..........         1.48%              1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets* .........................................         (.14%)             0.44%

Portfolio Turnover ....................................           85%                41%**

Average Commission Paid Per Equity Share
  Traded (c) ..........................................   $    0.0369        $    0.0250

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) ...........        17.01%             17.57%

Ratio of Net Investment Income/Loss to Average
  Net Assets ..........................................       (15.79%)           (15.75%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                                  December 27, 1995
                                                                                                                 (Commencement
                                                                                                                 of Investment
                                                                               Year Ended                        Operations) to
Class C Shares                                                                 June 30, 1997                     June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period ...................                   $     11.410                      $       10.000
                                                                               ------------                      --------------
  Net Investment Income/Loss ...............................                         (0.017)                              0.024
  Net Realized and Unrealized Gain .........................                          3.567                               1.386
                                                                               ------------                      --------------
Total from Investment Operations ...........................                          3.550                               1.410
                                                                               ------------                      --------------
Less:
  Distributions from Net Investment Income .................                          0.017                                  -0-

  Distributions from Net Realized Gain .....................                          0.616                                  -0-
                                                                               ------------                      --------------
Total Distributions ........................................                          0.633                                  -0-
                                                                               ------------                      --------------
Net Asset Value, End of the Period .........................                   $     14.327                      $       11.410
                                                                               ============                      ==============

Total Return * (a) .........................................                         32.48%                              14.00%**

Net Assets at End of the Period (In thousands) .............                   $       93.1                      $         74.2

Ratio of Expenses to Average Net Assets* (b) ...............                          1.48%                               1.38%

Ratio of Net Investment Income/Loss to Average
  Net Assets* ..............................................                          (.14%)                              0.44%

Portfolio Turnover .........................................                            85%                                 41%**

Average Commission Paid Per Equity Share Traded (c) ........                   $     0.0369                      $       0.0250

*If certain expenses had not been assumed by VKAC, total return been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b) ................                         17.01%                              17.57%

Ratio of Net Investment Income/Loss to Average
  Net Assets ...............................................                        (15.79%)                            (15.75%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .18% and .08% for the periods ended on June 30, 1997 and June 30, 1996, respectively.

(c) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable.


                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of
Trustees.   Short-term securities with remaining maturities of  60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates ("collectively VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

      At June 30, 1997, for federal income tax purposes, the cost of long-term investments is $1,279,048; the gross aggregate unrealized appreciation is $220,706 and the gross aggregate unrealized depreciation is $14,460, resulting in net unrealized appreciation of $206,246.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term gains are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences of $2,928 due to the characterization of distributions for tax purposes have been reclassified from accumulated net realized gain to accumulated net investment loss. In addition, permanent differences of $198 relating to the recognition of certain expenses which are not deductible for tax purposes were reclassified from accumulated distributions in excess of net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30, 1997, the Fund's custody fee was reduced by $1,023 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE NET ASSETS                    % PER ANNUM
-------------------------------- -----------------
First $500 million                           .75%
Next $500 million                            .70%
Over $1 billion                              .65%

                    VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                 JUNE 30, 1997
--------------------------------------------------------------------------------

      For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,600 representing VKAC's. cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been waived by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a
profit.   All of this cost has been assumed by VKAC.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

          The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

      At June 30, 1997, VKAC owned 88,367 shares of Class A and 6,500 shares each of Classes B and C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

         At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:


                                    SHARES           VALUE
--------------------------------------------------------------
Sales:

  Class A........................    81,367      $1,000,000
                                     ======      ==========
Dividend Reinvestment:
    Class A......................       177      $    2,074
                                     ======      ==========

      At June 30, 1996, capital aggregated $105,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996, transactions were as follows:


                                    SHARES            VALUE
--------------------------------------------------------------
Sales:
  Class A........................     3,277         $35,000
                                      =====         =======

      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                         CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                         ---------------------
                                                           CLASS B  CLASS C
YEAR OF REDEMPTION                                         SHARES   SHARES
------------------------------------------------------------------------------
First.........................................              5.00%    1.00%
Second........................................              4.00%     None
Third.........................................              3.00%     None
Fourth........................................              2.50%     None
Fifth.........................................              1.50%     None
Sixth and Thereafter..........................               None     None

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,433,895 and $454,721, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      STATEMENT OF ADDITIONAL INFORMATION

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND


  Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. There is no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-2
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-12
Trustees and Officers.......................................    B-19
Legal Counsel...............................................    B-28
Transfer Agency.............................................    B-28
Investment Advisory and Other Services......................    B-28
Custodian and Independent Accountants.......................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-29
Tax Status of the Fund......................................    B-31
The Distributor.............................................    B-31
Distribution and Service Plans..............................    B-31
Performance Information.....................................    B-32
Report of Independent Accountants...........................    B-34
Financial Statements........................................    B-35
Notes to Financial Statements...............................    B-43



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997.

                             THE FUND AND THE TRUST


  Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a designation of series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. The Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.


   3. Issuer senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation. The Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation regarding illiquid securities are securities of other investment companies to the extent permitted by (i) the 1940 Act as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

FOREIGN SECURITIES

  The Fund may invest up to 5% of the value of its total assets in securities of foreign issuers. Investments in foreign securities will generally be limited to securities issued by foreign companies in developed countries with at least three years of operations or by foreign governments. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization, and confiscatory taxation), the imposition of foreign exchange control regulation or a currency blockage which would prevent cash from being brought back to the United States, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is fluctuation in values of the currencies in which they are denominated relative to the U.S. dollar. In addition, there is less publicly available information about many foreign issuers and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries and their securities markets are less liquid than those in the U.S. Because there is usually less supervision and governmental regulation of exchanges, brokers, and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks (including entering into reverse repurchase agreements) above which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrowing other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currencies, equity or fixed-income market changes, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA                     This is the highest rating that may be assigned by Standard
                          & Poor's to a preferred stock issue and indicates an
                          extremely strong capacity to pay the preferred stock
                          obligations.
  AA                      A preferred stock issue rated "AA" also qualifies as a
                          high-quality fixed income security. The capacity to pay
                          preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A                       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
                          susceptible to the adverse effects of changes in
                          circumstances and economic conditions.
  BBB                     An issue rated "BBB" is regarded as backed by an adequate
                          capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
                          economic conditions or changing circumstances are more
                          likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
                          category.
  BB                      Preferred stock rated "BB", "B", and "CCC" are regarded, on
  B                       balance, as predominantly speculative with respect to the
  CCC                     issuer's capacity to pay preferred stock obligations. "BB"
                          indicates the lowest degree of speculation and "CCC" the
                          highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC                      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
                          currently paying.
  C                       A preferred stock rated "C" is a non-paying issue.
  D                       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
  NR                      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or
                          that Standard & Poor's does not rate a particular type of
                          obligation as a matter of policy.
                          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC"
                          may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated 'A' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated 'BAA' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated 'B' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex advised by Asset Management.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Adviser or its affiliates.

                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers,
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30, 1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr.
    Nelson, $25,550; Mr. Rees, $2,735; Mr. Robinson, $24,693; Dr. Sisto, $4,243;
    and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000

                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0



                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0



                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                            -----------------------------------------------------------------------------
FUND NAME                                   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON    ROONEY    SISTO
---------                                   --------   -----    -------   -------   ------   ------   --------    ------    -----
 Aggressive Growth Fund....................   1996      1996     1996      1996      1996     1996       1996      1997     1996
 Great American Companies Fund.............   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Growth Fund...............................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Prospector Fund...........................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Utility Fund..............................   1995      1995     1995      1993      1993     1993       1993      1997     1995
 Value Fund................................   1995      1995     1995      1995      1995     1995       1995      1997     1995


FUND NAME                                    WHALEN   WOODSIDE
---------                                    ------   --------
 Aggressive Growth Fund....................   1996      1996
 Great American Companies Fund.............   1995      1995
 Growth Fund...............................   1995      1995
 Prospector Fund...........................   1995      1995
 Utility Fund..............................   1993      1995
 Value Fund................................   1995      1995



  As of October 6, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 6, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



  As of October 6, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                   AMOUNT OF
                                                                  OWNERSHIP AT      CLASS OF    PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                     OCTOBER 6, 1997      SHARES     OWNERSHIP
----------------------------------------------------------------------------------------------------------
Van Kampen American Capital.................................         88,566            A            100%
  Attn: Dominick Cogliandro                                           6,500            B            100%
  One Chase Manhattan Plaza                                           6,500            C             94%
  37th Floor
  New York, NY 10005-1401
Van Kampen American Capital TR Cust.........................            398            C              6%
  IRA A/C Richard A. Leeper
  HC 63
  Mt. Pleasant, PA 15666-9808


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                                TRANSFER AGENCY



  During the fiscal periods ended June 30, 1997 and 1996; ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $0, and $0, respectively, for these services. These services are provided at cost plus a profit.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.


  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.



  For the periods ended June 30, 1997 and 1996 the Fund recognized no advisory expenses after fee waivers.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.



  For the periods ended June 30, 1997 and 1996, the Fund recognized no accounting services expenses under the Accounting Services Agreement.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the periods ended June 30, 1997 and 1996, the Fund recognized no legal services expenses under the Legal Services Agreement.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  During the year ended June 30, 1997, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                            AFFILIATED BROKERS
                                                                       ----------------------------
                                                             BROKERS   MORGAN STANLEY   DEAN WITTER
                                                             -------   --------------   -----------
Commissions paid:
  Fiscal year 1995.........................................     N/A         N/A             N/A
  Fiscal year 1996.........................................  $  156         N/A             N/A
  Fiscal year 1997.........................................  $1,117         $10             $ 0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions..........                 .90%              0%
  Value of brokerage transactions with affiliate to total
     transactions..........................................                   0%              0%

                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only those shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Funds' Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that is may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.



                                                                                          AMOUNTS
                                                              TOTAL UNDERWRITING          RETAINED
                                                                 COMMISSIONS           BY DISTRIBUTOR
                                                              ------------------       --------------
Fiscal Year Ended June 30, 1997.............................         $ 0                    $ 0
Fiscal Year Ended June 30, 1996.............................         $ 0                    $ 0
Fiscal Year Ended June 30, 1995.............................         N/A                    N/A



                         DISTRIBUTION AND SERVICE PLANS



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $0 or 0.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $0 or 0.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.



                            PERFORMANCE INFORMATION



  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum front-end sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first five years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge on the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.


  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.



  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) the one-year period ended June 30, 1997 was 24.67% and (ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 27.76%.



  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from the Fund's inception through June 30, 1997 was 44.76%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 was 53.59%.


CLASS B SHARES


  The average total return, including payment of the maximum CDSC, with respect to the Class B Shares for (i) the one-year period ended June 30, 1997 was 27.29 and (ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 30.56%.



  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1997 was 49.59%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class B Shares from the Fund's inception through June 30, 1997 was 53.59%


CLASS C SHARES


  The average total return, including payment of the maximum CDSC, with respect to the Class C Shares for (i) the one-year period ended June 30, 1997 was 31.29% and (ii) the period from December 27, 1995 (the commencement of operations of the Class C Shares) through June 30, 1997 was 32.87%.



  The Fund's cumulative non-standardized total return, including payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1997 was 53.59%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum CDSC, with respect to the Class C Shares from the Fund's inception through June 30, 1997 was 53.59%

                     [KPMG PEAT MARKWICK LLP LETTERHEAD]


                      REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders of
Van Kampen American Capital Great American Companies Fund:


We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Great American Companies Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Great American Companies Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP

Chicago, Illinois
August 15, 1997

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                          PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------


Security Description                                 Shares         Market Value
--------------------------------------------------------------------------------
COMMON STOCK 92.8%
CONSUMER DISTRIBUTION  11.5%
Autozone, Inc. (a)  ................................    1,000         $ 23,562
Dollar General Corp. ...............................      800           30,000
Duckwall-Alco Stores, Inc. (a)  ....................    1,600           20,600
Kroger Co. (a) .....................................    1,200           34,800
Lear Corp. (a) .....................................      600           26,625
Polo Ralph Lauren Corp. (a) ........................      100            2,738
Staples, Inc. (a) ..................................    1,200           27,900
                                                                      --------
                                                                       166,225
                                                                      --------

CONSUMER DURABLES  5.3%
Armstrong World Industries, Inc. ...................      400           29,350
Hasbro, Inc.  ......................................    1,000           28,500
Newell Co.  ........................................      500           19,813
                                                                      --------
                                                                        77,663
                                                                      --------

CONSUMER NON-DURABLES  15.2%
Anheuser Busch Cos., Inc. ..........................      700           29,356
Avon Products, Inc.  ...............................      600           42,337
Canandaigua Wine, Inc., Class A (a)  ...............      500           17,000
CPC International, Inc.  ...........................      400           36,925
Nabisco Holdings Corp., Class A  ...................      800           31,900
Philip Morris Cos., Inc. ...........................      500           22,188
Revlon, Inc., Class A (a) ..........................      800           41,450
                                                                      --------
                                                                       221,156
                                                                      --------

CONSUMER SERVICES  7.5%
Cox Communications, Inc., Class A (a) ..............    1,200           28,800
Gannett, Inc. ......................................      250           24,687
Host Marriott Corp. (a)  ...........................    1,500           26,719
Omnicom Group, Inc.  ...............................      400           24,650
Stewart Enterprises, Inc., Class A  ................      100            4,200
                                                                      --------
                                                                       109,056
                                                                      --------

ENERGY  8.3%
Amoco Corp.  .......................................      350           30,428
Exxon Corp.  .......................................      600           36,900
Unocal Corp. .......................................      800           31,050
Williams Cos., Inc.  ...............................      500           21,875
                                                                      --------
                                                                       120,253
                                                                      --------
FINANCE  16.0%
American International Group, Inc.  ................      125           18,672
Capital One Financial Corp. ........................      700           26,425
Charter One Financial, Inc. ........................      500           26,938
Chase Manhattan Corp. ..............................      300           29,119
Federal National Mortgage Association ..............      700           30,537


                                             See Notes to Financial Statements

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

                          PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------


Security Description                                   Shares      Market Value
--------------------------------------------------------------------------------
FINANCE  (CONTINUED)
Green Tree Financial Corp.  ........................    650     $     23,156
Hartford Life, Inc., Class A (a) ...................    100            3,750
Household International, Inc. ......................    100           11,744
MGIC Investment Corp. ..............................    800           38,350
Nationwide Financial Services, Inc., Class A .......    900           23,906
                                                                ------------
                                                                     232,597
                                                                ------------

HEALTHCARE  7.2%
Aetna, Inc. ........................................    150           15,356
Becton Dickinson & Co. .............................    400           20,250
Bristol-Myers Squibb Co. ...........................    500           40,500
Medpartners, Inc. (a) ..............................  1,300           28,113
                                                                ------------
                                                                     104,219
                                                                ------------

PRODUCER MANUFACTURING  10.2%
Corning, Inc. ......................................    300           16,687
Cummins Engine, Inc. ...............................    300           21,169
Emerson Electric Co. ...............................    650           35,791
Honeywell, Inc. ....................................    400           30,350
Ingersoll-Rand Co. .................................    600           37,050
Kent Electronics Corp. (a) .........................    200            7,337
                                                                ------------
                                                                     148,384
                                                                ------------

RAW MATERIALS/PROCESSING INDUSTRIES  2.6%
Sherwin Williams Co. ...............................  1,200           37,050
                                                                ------------

TECHNOLOGY  7.5%
America Online, Inc. (a) ...........................    300           16,688
BMC Software, Inc. (a) .............................    200           11,075
International Business Machines Corp. ..............    400           36,075
Intuit, Inc. (a) ...................................    400            9,175
Lucent Technologies, Inc. ..........................    500           36,031
                                                                ------------
                                                                     109,044
                                                                ------------

TRANSPORTATION  1.5%
Southwest Airlines Co. .............................    850           21,994
                                                                ------------

TOTAL INVESTMENTS  92.8%
   (Cost $1,149,514)  ..............................               1,347,641
OTHER ASSETS IN EXCESS OF LIABILITIES   7.2% .......                 103,877
                                                                ------------
NET ASSETS    100.0% ...............................            $  1,451,518
                                                                ============


(a) Non-income producing security as this stock does not currently declare dividends.


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,149,514) .....................................................      $   1,347,641
Cash ....................................................................................            108,724
Receivables:
  Distributor ...........................................................................             25,543
  Investments Sold ......................................................................              5,197
  Dividends .............................................................................                771
Unamortized Organizational Costs ........................................................             28,103
                                                                                               -------------

       Total Assets .....................................................................          1,515,979
                                                                                               -------------

LIABILITIES:

Payables:
   Organizational Costs .................................................................             40,000
   Investments Purchased ................................................................             12,079
Deferred Compensation and Retirement Plans ..............................................             12,382
                                                                                               -------------

       Total Liabilities ................................................................             64,461

NET ASSETS  .............................................................................      $   1,451,518
                                                                                               =============
NET ASSETS CONSIST OF:
Capital  ................................................................................      $   1,204,824
Net Unrealized Appreciation  ............................................................            198,127
Accumulated Net Realized Gain ...........................................................             51,566
Accumulated Net Investment Loss .........................................................             (2,999)
                                                                                               -------------

NET ASSETS  .............................................................................      $   1,451,518
                                                                                               =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
       Net asset value and redemption price per share (Based on net assets of
       $1,260,774 and 88,566 shares of beneficial interest issued and outstanding) ......      $       14.24
       Maximum sales charge (5.75%* of offering price) ..................................               0.87
                                                                                               -------------

       Maximum offering price to public .................................................      $       15.11
                                                                                               =============
  Class B Shares:
       Net asset value and offering price per share (Based on net assets of $92,538
       and 6,500 shares of beneficial interest issued and outstanding) ..................      $       14.24
                                                                                               =============
  Class C Shares:
       Net asset value and offering price per share (Based on net assets of $98,206
       and 6,898 shares of beneficial interest issued and outstanding) ..................      $       14.24
                                                                                               =============

       * On sales of $50,000 or more, the sales charge will be reduced.





                                               See Notes to Financial Statements

           VAN VAN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                           STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .......................................................   $   6,139
                                                                    ---------
EXPENSES:

Trustees Fees and Expenses ......................................      15,826
Shareholder Services ............................................      15,450
Shareholder Reports .............................................      13,950
Audit ...........................................................      12,250
Accounting ......................................................      10,820
Amortization of Organizational Costs ............................       7,997
Legal ...........................................................       7,500
Investment Advisory Fee .........................................       3,607
Registration and Filing .........................................       2,225
Custody .........................................................       1,748
Other ...........................................................       1,362
                                                                    ---------

    Total Expenses ..............................................      92,735
    Less: Fees Waived and Expenses Reimbursed ($3,607 and $80,872)     84,479
              Earnings Credits on Cash Balances .................       1,748
                                                                    ---------

      Net Expenses ..............................................       6,508
                                                                    ---------

NET INVESTMENT LOSS .............................................   $    (369)
                                                                    =========
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Gain ...............................................   $  56,138
                                                                    ---------

Unrealized Appreciation/Depreciation:
  Beginning of the Period .......................................      21,475

  End of the Period .............................................     198,127
                                                                    ---------

Net Unrealized Appreciation During the Period                         176,652
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ................................   $ 232,790
                                                                    =========

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 232,421
                                                                    =========


                                               See Notes to Financial Statements

             VAN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                       STATEMENT OF CHANGES IN NET ASSETS

       For the Year Ended June 30, 1997 and the Period December 27, 1995
            (Commencement of Investment Operations) to June 30, 1996
-----------------------------------------------------------------------------

                                                                                        Year Ended           Period Ended
                                                                                     June 30, 1997          June 30, 1996
-------------------------------------------------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss...............................................           $       (369)           $        373
Net Realized Gain........................................................                 56,138                  10,594
Net Unrealized Appreciation During the Period............................                176,652                  21,475
                                                                                    ------------            ------------

Change in Net Assets from Operations.....................................                232,421                  32,442
                                                                                    ------------            ------------

Distributions from and in Excess of Net Investment Income:

  Class A Shares.........................................................                   (133)               ---
  Class B Shares.........................................................                   (123)               ---
  Class C Shares.........................................................                   (123)               ---
                                                                                    ------------            ------------

                                                                                            (379)               ---
                                                                                    ------------            ------------

Distributions from Net Realized Gain:

  Class A Shares.........................................................                 (6,296)               ---
  Class B Shares.........................................................                 (5,847)               ---
  Class C Shares.........................................................                 (5,847)               ---
                                                                                    ------------            ------------

                                                                                         (17,990)               ---
                                                                                    ------------            ------------

    Total Distributions..................................................                (18,369)               ---
                                                                                    ------------            ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......................                214,052                  32,442

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold................................................              1,005,024                ---
                                                                                    ------------            ------------

TOTAL INCREASE IN NET ASSETS.............................................              1,219,076                  32,442

NET ASSETS:
Beginning of the Period..................................................                232,442                 200,000
                                                                                    ------------            ------------
End of the Period (Including accumulated undistributed net investment
  income/loss of $(2,999) and $373, respectively.........................           $  1,451,518            $    232,442
                                                                                    ============            ============


                                               See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

                              FINANCIAL HIGHLIGHTS
       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
           OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
--------------------------------------------------------------------------------

                                                                                      December 27, 1995
                                                                                          (Commencement
                                                                                Year      of Investment
                                                                               Ended     Operations) to
Class A Shares                                                         June 30, 1997      June 30, 1996
-------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of the Period.............................    $  11.622         $   10.000
                                                                           ---------         ----------

    Net Investment Income/Loss.........................................       (0.003)             0.019
    Net Realized and Unrealized Gain...................................        3.535              1.603
                                                                           ---------         ----------

  Total from Investment Operations.....................................        3.532              1.622
                                                                           ---------         ----------

  Less:
    Distributions from and in Excess of Net Investment Income..........        0.019               ---
    Distributions from Net Realized Gain...............................        0.900               ---
                                                                           ---------         ----------

  Total Distributions..................................................        0.919               ---
                                                                           ---------         ----------

  Net Asset Value, End of the Period...................................    $  14.235         $   11.622
                                                                           =========         ==========

  Total Return * (a)...................................................       32.29%             16.10% **

  Net Assets at End of the Period (In thousands).......................    $ 1,260.8              $81.4

  Ratio of Expenses to Average Net Assets* (c).........................        1.59%              1.37%

  Ratio of Net Investment Income to Average Net Assets*................       (0.08%)             0.33%

  Portfolio Turnover...................................................         100%                48% **

  Average Commission Paid Per Equity Share Traded (b)..................    $  0.0320             $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)..........................       17.48%             18.46%

  Ratio of Net Investment Income to Average Net Assets.................      (16.31%)           (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.


                                             See Notes to Financial Statements

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES  FUND

       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
           OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.
-------------------------------------------------------------------------------

                                                                            December 27, 1995
                                                                                (Commencement
                                                                   Year         of Investment
                                                                  Ended        Operations) to
Class B Shares                                            June 30, 1997         June 30, 1996
---------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period................. $   11.622             $   10.000
                                                            ----------             ----------

    Net Investment Income/Loss.............................     (0.007)                 0.019
    Net Realized and Unrealized Gain.......................      3.541                  1.603
                                                            ----------             ----------

  Total from Investment Operations.........................      3.534                  1.622
                                                            ----------             ----------
  Less:
    Distributions from and in Excess of Net Investment
     Income................................................      0.019                  ---

    Distributions from Net Realized Gain...................      0.900                  ---
                                                            ----------             ----------

  Total Distributions......................................      0.919                  ---
                                                            ----------             ----------

  Net Asset Value, End of the Period ...................... $   14.237             $   11.622
                                                            ==========             ==========

  Total Return * (a).......................................     32.29%                 16.10%**

  Net Assets at End of the Period (In thousands)...........      $92.5                  $75.5

  Ratio of Expenses to Average Net Assets* (c).............      1.59%                  1.37%

  Ratio of Net Investment Income to Average Net Assets*....     (0.05%)                 0.33%

  Portfolio Turnover.......................................       100%                    48%**

  Average Commission Paid Per Equity Share Traded(b).......    $0.0320                 $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (c)..............     17.48%                 18.46%

  Ratio of Net Investment Income to Average Net Assets.....    (16.28%)               (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits
    earned on overnight cash balances.   If these credits were reflected
    as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

          VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                            December 27, 1995
                                                                                                                (Commencement
                                                                                         Year                   of Investment
                                                                                        Ended                  Operations) to
Class C Shares                                                                  June 30, 1997                   June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................................  $   11.622                     $   10.000
                                                                                    ----------                     ----------
    Net Investment Income/Loss....................................................      (0.007)                         0.019
    Net Realized and Unrealized Gain..............................................       3.541                          1.603
                                                                                    ----------                     ----------

Total from Investment Operations..................................................       3.534                          1.622
                                                                                    ----------                     ----------

Less:
    Distributions from and in Excess of Net Investment Income.....................       0.019                        ---
    Distributions from Net Realized Gain..........................................       0.900                        ---
                                                                                    ----------                     ----------

Total Distributions...............................................................       0.919                        ---
                                                                                    ----------                     ----------

 Net Asset Value, End of the Period..............................................   $   14.237                     $   11.622
                                                                                    ==========                     ==========

Total Return * (a)................................................................      32.29%                         16.10%**

Net Assets at End of the Period (In thousands)....................................       $98.2                          $75.5

Ratio of Expenses to Average Net Assets* (c)......................................       1.59%                          1.37%

Ratio of Net Investment Income to Average Net Assets*.............................      (0.05%)                         0.33%

Portfolio Turnover................................................................        100%                            48%**

Average Commission Paid Per Equity Share Traded (b)...............................     $0.0320                         $0.025

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).......................................      17.48%                         18.46%

Ratio of Net Investment Income to Average Net Assets..............................     (16.28%)                       (16.76%)

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

(c) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .34% and .13% for the periods ended June 30, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

                          VAN KAMPEN AMERICAN CAPITAL
                         GREAT AMERICAN COMPANIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1997

--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1997, for federal income tax purposes, cost of long-term investments is $1,149,514; the gross aggregate unrealized appreciation is $201,189 and the gross aggregate unrealized depreciation is $3,062, resulting in net unrealized appreciation of $198,127.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and, if any, net realized gains. Distributions from net realized gains for book purpose may include short-term capital gains. All short-term gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences of $2,824 due to the characterization of distributions for tax purposes have been reclassified from accumulated net realized gains to accumulated distributions in excess of net investment income. In addition, permanent differences of $200 relating to the recognition of certain expenses which are not deductible for tax purposes were reclassified from accumulated distributions in excess of net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30, 1997, the Fund's custody fee was reduced by $1,748 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets            % Per Annum
-----------------------------------------
First $500 million ..........   .70 of 1%
Next $500 million ...........   .65 of 1%
Over $1 billion .............   .60 of 1%

                         VAN KAMPEN AMERICAN CAPITAL
                        GREAT AMERICAN COMPANIES FUND
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1997

     For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,300, all of which was subsequently assumed by VKAC, representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Advisor, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     At June 30, 1997, VKAC owned all shares of Classes A and B, respectively, and 6,500 shares of Class C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for
Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:



                                     Shares           Value
--------------------------------------------------------------
Sales:
  Class A .......................    81,566         $1,000,000
  Class B .......................         0                  0
  Class C .......................       398              5,024
                                     ------         ----------
Total Sales .....................    81,964         $1,005,024
                                     ======         ==========

     At December 31, 1996, capital aggregated $70,000, $65,000 and $65,000 for Classes A, B and C, respectively.

     Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.



                                 Contingent  Deferred
                                     Sales Charge
                                 --------------------
                                  Class B    Class C
Year of Redemption                Shares     Shares
-----------------------------------------------------
First .........................    5.00%      1.00%
Second ........................    4.00%      None
Third .........................    3.00%      None
Fourth ........................    2.50%      None
Fifth .........................    1.50%      None
Sixth and Thereafter ..........     None      None


4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,376,390 and $470,624, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND


  Van Kampen American Capital Prospector Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks capital growth and income. The Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser").



  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus for the Fund dated as of the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-3
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-11
Trustees and Officers.......................................    B-17
Legal Counsel...............................................    B-26
Transfer Agency.............................................    B-26
Investment Advisory and Other Services......................    B-26
Custodian and Independent Accountants.......................    B-28
Portfolio Transactions and Brokerage Allocation.............    B-28
Tax Status of the Fund......................................    B-29
The Distributor.............................................    B-29
Distribution and Service Plans..............................    B-30
Performance Information.....................................    B-31
Report of Independent Accountants...........................    B-33
Financial Statements........................................    B-34
Notes to Financial Statements...............................    B-42



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997.

                             THE FUND AND THE TRUST


  Van Kampen American Capital Prospector Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated September 7, 1995. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund and Van Kampen American Capital Aggressive Growth Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust is treated as a separate corporation for federal income tax purposes.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding and cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.



  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. The Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.



   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.


   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation. The Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition. The Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its right under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation on illiquid and restricted securities are securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks, (including entering into reverse repurchase agreements), which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.


  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange. United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.



  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or

Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency controls is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE


  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Not rated.


  R: this symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B    Issues rated "B" are regarded as having significant speculative characteristics.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a nonpaying issue.
  D       A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc, an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex advised by Asset Management.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset

  Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Adviser or its affiliates.



                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. and Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30, 1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr.
    Nelson, $25,550; Mr. Rees, $2,735; Mr. Robinson, $24,693; Dr. Sisto, $4,243;
    and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.

                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000



                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0



                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0

                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                            -----------------------------------------------------------------------------
FUND NAME                                   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON    ROONEY    SISTO
---------                                   --------   -----    -------   -------   ------   ------   --------    ------    -----
 Aggressive Growth Fund....................   1996      1996     1996      1996      1996     1996       1996      1997     1996
 Great American Companies Fund.............   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Growth Fund...............................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Prospector Fund...........................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Utility Fund..............................   1995      1995     1995      1993      1993     1993       1993      1997     1995
 Value Fund................................   1995      1995     1995      1995      1995     1995       1995      1997     1995


FUND NAME                                    WHALEN   WOODSIDE
---------                                    ------   --------
 Aggressive Growth Fund....................   1996      1996
 Great American Companies Fund.............   1995      1995
 Growth Fund...............................   1995      1995
 Prospector Fund...........................   1995      1995
 Utility Fund..............................   1993      1995
 Value Fund................................   1995      1995



  As of October 6, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 6, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



  As of October 6, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                             OWNERSHIP AT      CLASS OF    PERCENTAGE
                NAME AND ADDRESS OF HOLDER                  OCTOBER 6, 1997     SHARES     OWNERSHIP
                --------------------------                  ---------------    --------    ----------
Van Kampen American Capital...............................      91,422            A           100%
Attn: Dominick Cogliandro                                        6,550            B           100%
One Chase Manhattan Plaza                                        6,550            C           100%
37th Floor
New York, NY 10005


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                                TRANSFER AGENCY



  During the fiscal periods ended June 30, 1997 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $0 and $0, respectively, for these services. These services are provided at cost plus a profit.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  For the periods ended June 30, 1997 and 1996, the Fund recognized no advisory expenses after fee waivers.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets per fund.



  For the periods ended June 30, 1997 and 1996, the Fund recognized no accounting services expenses under the Accounting Services Agreement.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital, Inc. provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital, Inc. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the periods ended June 30, 1997 and 1996, the Fund recognized no legal services expenses under the Legal Services Agreement.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  During the year ended June 30, 1997, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.



  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                             AFFILIATED BROKERS
                                                                        ----------------------------
                                                              BROKERS   MORGAN STANLEY   DEAN WITTER
                                                              -------   --------------   -----------
Commissions paid:
  Fiscal year 1995..........................................     N/A          N/A            N/A
  Fiscal year 1996..........................................     N/A          N/A            N/A
  Fiscal year 1997..........................................  $1,972        $   6            $ 0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions...........                 0.30%             0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                    0%             0%


  Although the Fund anticipates that its annual portfolio turnover rate generally will be less than 100%, it is possible that the rate may exceed 100%, which is higher than that of many other investment companies. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. High portfolio activity increases the Fund's transaction costs, including brokerage commissions. If the turnover rate for the Fund reaches or exceeds 100%, the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only those shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last fiscal periods are shown in the chart below.



                                                                                         AMOUNTS
                                                                TOTAL UNDERWRITING       RETAINED
                                                                   COMMISSIONS        BY DISTRIBUTOR
                                                                ------------------    --------------
Fiscal Year Ended June 30, 1997.............................         $10,000                $0
Fiscal Year Ended June 30, 1996.............................         $     0                $0



                         DISTRIBUTION AND SERVICE PLANS



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the periods ended June 30, 1997, 1996 and 1995, the Fund recognized expenses under the Plans of $0, $0 and $0 for the Class A Shares, Class B Shares and Class C Shares, respectively, of which $0, $0 and $0 represent payments to financial intermediaries under the Selling Agreements for Class A Shares, Class B Shares and Class C Shares, respectively.



  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $0 or 0.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $0 or 0.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

                            PERFORMANCE INFORMATION



  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first five years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a CDSC of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.



  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.


  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such contingent deferred sales charge with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.



  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


CLASS A SHARES


  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) the one year period ended June 30, 1997 was 21.67% and (ii) the period from

December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 23.60%.



  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 37.70%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from its inception to June 30, 1997, was 46.11%.


CLASS B SHARES


  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year ended June 30, 1997 was 24.11% and (ii) the period from December 27, 1995 (the commencement of investment operations of the Fund) through June 30, 1997 was 26.20%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 42.11%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to June 30, 1997, was 46.11%.


CLASS C SHARES


  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1997 was 28.11% and
(ii) the period from December 27, 1995 (the commencement of operations of the Class C Shares) through June 30, 1997 was 28.54%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1997 (as calculated in the Prospectus under the heading "Fund Performance") was 46.11%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to June 30, 1997, was 46.11%.

                      [KPMG PEAT MARWICK LLP LETTERHEAD]




                      REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Prospector Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prospector Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prospector Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 27, 1995 (commencement of investment operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

Chicago, Illinois
August 15, 1997

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1997


------------------------------------------------------------------------------------

    Description                                        Shares           Market Value
------------------------------------------------------------------------------------
    COMMON STOCKS
    CONSUMER DISTRIBUTION  5.0%
    Pier 1 Imports, Inc. ........................         2,660         $     70,490
                                                                        ------------
    CONSUMER DURABLES  3.0%
    Cooper Tire & Rubber ........................           600               13,200
    Maytag Corp. ................................           600               15,675
    Newell Co. ..................................           340               13,473
                                                                        ------------
                                                                              42,348
                                                                        ------------
    CONSUMER NON-DURABLES  8.5%
    Dial Corp. ..................................         3,150               49,219
    Philip Morris Cos., Inc. ....................           790               35,056
    RJR Nabisco Holdings Corp....................           695               22,935
    Tambrands, Inc. .............................           250               12,469
                                                                        ------------
                                                                             119,679
                                                                        ------------
    CONSUMER SERVICES  8.1%
    International Game Technology ...............         2,000               35,500
    Outback Steakhouse, Inc. (a) ................           100                2,419
    Tele-Communications International, Inc.,
    Class A (a)..................................         2,630               39,121
    Time Warner, Inc. ...........................           750               36,187
                                                                        ------------
                                                                             113,227
                                                                        ------------
    ENERGY  7.9%
    Atlantic Richfield Co. ......................           200               14,100
    British Petroleum PLC - ADR  (United Kingdom)           440               32,945
    Coflexip SA - ADR (France) (a) ..............           105                3,163
    Duke Power Co. ..............................           741               35,522
    ENI SPA- ADR (Italy) ........................           200               11,300
    YPF Sociedad Anonima - ADR (Argentina),
    Class D......................................           450               13,838
                                                                        ------------
                                                                             110,868
                                                                        ------------
    FINANCE  19.7%
    Aetna, Inc. .................................           320               32,760
    AMBAC, Inc. .................................           495               37,806
    American Bankers Insurance Group, Inc. ......           970               61,352
    Bear Stearns Cos., Inc. .....................           489               16,718
    Chase Manhattan Corp. .......................           130               12,618
    CMAC Investment Corp. .......................           360               17,190
    Conseco, Inc. ...............................           930               34,410
    Everest Reinsurance Holdings, Inc. ..........           430               17,039
    First Union Corp. ...........................           100                9,250
    Hartford Life, Inc., Class A (a) ............           100                3,750
    MBIA, Inc. ..................................           125               14,101
    Nationwide Financial Services, Inc.,
    Class A (a) .................................           100                2,656
    Norwest Corp.................................           300               16,875
                                                                        ------------
                                                                             276,525
                                                                        ------------

    HEALTHCARE  7.4%
    Lincare Holdings, Inc. (a) ..................           310               13,330
    PacifiCare Health Systems, Class B (a) ......           750               47,906
    Pharmacia & Upjohn, Inc. ....................           800               27,800
    Sierra Health Services, Inc. (a) ............           500               15,625
                                                                        ------------
                                                                             104,661
                                                                        ------------

                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            PORTFOLIO OF INVESTMENTS

                                 JUNE 30, 1997


--------------------------------------------------------------------------------

    Description                                        Shares           Market Value
------------------------------------------------------------------------------------
    PRODUCER MANUFACTURING  8.6%
    Bouygues Offshore SA - ADR (France) (a) ..........  2,320         $     29,000
    Cognex Corp. (a) .................................    645               17,092
    LucasVarity PLC - ADR (United Kingdom) (a) .......    800               27,700
    Stewart & Stevenson Services, Inc. ...............    550               14,300
    WMX Technologies, Inc. ...........................  1,000               32,125
                                                                      ------------
                                                                           120,217
                                                                      ------------
    RAW MATERIALS/PROCESSING INDUSTRIES  5.1%
    Boise Cascade Corp. ..............................    825               29,133
    British Steel PLC- ADR (United Kingdom) ..........    600               15,150
    Georgia Pacific Corp. ............................    150               12,806
    USX - U.S. Steel, Inc. ...........................    400               14,025
                                                                      ------------
                                                                            71,114
                                                                      ------------
    TECHNOLOGY  7.7%
    Avnet, Inc. ......................................    410               23,575
    Compaq Computer Corp. (a) ........................    200               19,850
    Dell Computer Corp. (a) ..........................    100               11,744
    Gateway 2000, Inc. (a) ...........................    480               15,570
    Quantum Corp. (a) ................................    500               10,156
    SunGard Data Systems, Inc. (a) ...................    600               27,900
                                                                      ------------
                                                                           108,795
                                                                      ------------
    TRANSPORTATION  3.0%
    Canadian National Railway Co. ....................    950               41,563
                                                                      ------------
    UTILITIES  17.5%
    Cincinnati Bell, Inc. ............................     90                2,835
    CMS Energy Corp. .................................    950               33,487
    Houston Industries, Inc. .........................  1,400               30,013
    Idaho Power Co. ..................................  1,000               31,375
    Illinova Corp. ...................................    560               12,320
    OGE Energy Corp. .................................  1,100               50,050
    Pinnacle West Capital Corp. ......................  1,200               36,075
    Public Service Co. of New Mexico .................    730               13,049
    Texas Utilities Co. ..............................  1,070               36,848
                                                                      ------------
                                                                           246,052
                                                                      ------------
    TOTAL LONG-TERM INVESTMENTS  101.5%
         (Cost $1,266,749) ...........................                   1,425,539

    LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%)......                     (20,490)
                                                                      ------------
    NET ASSETS    100.0% .............................                $  1,405,049
                                                                      ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                             See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1997
-----------------------------------------------------------------------

ASSETS:
  Total Investments, at Market Value (Cost $1,266,749)...............................        $     1,425,539
  Receivables:
    Expense Reimbursement from Adviser...............................................                 26,391
    Dividends........................................................................                  3,796
  Unamortized Organizational Costs...................................................                 28,059
                                                                                             ---------------
      Total Assets...................................................................              1,483,785
                                                                                             ---------------

LIABILITIES:

  Payables:
    Organizational Costs.............................................................                 40,000
    Investments Purchased............................................................                 24,858
    Custodian Bank...................................................................                    929
  Deferred Compensation and Retirement Plans.........................................                 12,949
                                                                                             ---------------

      Total Liabilities..............................................................                 78,736
                                                                                             ---------------

NET ASSETS...........................................................................        $     1,405,049
                                                                                             ===============

NET ASSETS CONSIST OF:
  Capital............................................................................        $     1,204,138
  Net Unrealized Appreciation........................................................                158,790
  Accumulated Net Realized Gain......................................................                 41,519
  Accumulated Undistributed Net Investment Income....................................                    602
                                                                                            ----------------

NET ASSETS...........................................................................        $     1,405,049
                                                                                             ===============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $1,228,961  and 91,217 shares of beneficial interest issued and outstanding......        $         13.47
    Maximum sales charge (5.75%* of offering price)..................................                   0.82
                                                                                             ---------------

    Maximum offering price to public.................................................        $         14.29
                                                                                             ===============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $88,044
    and 6,535 shares of beneficial interest issued and outstanding)..................        $         13.47
                                                                                             ===============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $88,044
    and 6,535 shares of beneficial interest issued and outstanding)..................        $         13.47
                                                                                             ===============

    * On sales of $50,000 or more, the sales charge will be reduced.




                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
-----------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends............................................     $   11,985
                                                          ----------
EXPENSES:
Trustees Fees and Expenses...........................         16,393
Shareholder Reports..................................         16,260
Shareholder Services.................................         15,600
Audit................................................         12,250
Accounting...........................................         11,133
Amortization of Organizational Costs.................          8,000
Legal................................................          7,500
Investment Advisory Fee..............................          3,561
Registration.........................................          2,225
Custody..............................................          1,548
Miscellaneous........................................          1,507
                                                          ----------

    Total Expenses...................................         95,977
    Less: Fees Waived and Expenses Reimbursed
           ($3,561 and $84,457, respectively)........         88,018
           Credits Earned on Overnight Cash Balances.          1,548
                                                          ----------

    Net Expenses.....................................          6,411
                                                          ----------

NET INVESTMENT INCOME................................     $    5,574
                                                          ==========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................     $   50,199
                                                          ----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period............................         17,872
  End of the Period..................................        158,790
                                                          ----------
Net Unrealized Appreciation During the Period........        140,918
                                                          ----------

NET REALIZED AND UNREALIZED GAIN.....................     $  191,117
                                                          ==========

NET INCREASE IN NET ASSETS FROM OPERATIONS............    $  196,691
                                                          ==========

                                        See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the Year Ended June 30, 1997 and
    The Period December 27, 1995 (Commencement of Investment Operations) to
                                 June 30, 1996
------------------------------------------------------------------------------


                                                       Year Ended             Period Ended
                                                      June 30, 1997           June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................         $    5,574                $   1,439
Net Realized Gain............................             50,199                    6,920
Net Unrealized Appreciation
   During the Period.........................            140,918                   17,872
                                                      ----------                ---------
Change in Net Assets from Operations.........            196,691                   26,231
                                                      ----------                ---------
Distributions from Net Investment Income:
  Class A Shares.............................             (4,041)                    (281)
  Class B Shares.............................             (1,023)                    (123)
  Class C Shares.............................             (1,023)                    (123)
                                                      ----------                ---------
                                                          (6,087)                    (527)
                                                      ----------                ---------
Distributions from Net Realized Gain:
  Class A Shares.............................             (5,460)                       0
  Class B Shares.............................             (5,070)                       0
  Class C Shares.............................             (5,070)                       0
                                                      ----------                ---------
                                                         (15,600)                       0
                                                      ----------                ---------
Total Distributions..........................            (21,687)                    (527)
                                                      ----------                ---------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES:................................            175,004                   25,704
                                                      ----------                ---------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................          1,000,000                        0
Net Asset Value of Shares Issued
  Through Dividend Reinvestment..............              4,341                        0
                                                      ----------                ---------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...............................          1,004,341                        0
                                                      ----------                ---------
TOTAL INCREASE IN NET ASSETS.................          1,179,345                   25,704

NET ASSETS:
Beginning of the Period......................            225,704                  200,000
                                                      ----------                ---------

End of the Period (Including accumulated
  undistributed net investment income
  of $602 and $912, respectively)............         $1,405,049                $ 225,704
                                                      ==========                =========



                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

                             FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                        December 27,1995
                                                                                                        (Commencement
                                                                                                          of Investment
                                                                               Year Ended                 Operations) to
Class A Shares                                                              June 30, 1997(A)               June 30, 1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                              $               11.285    $                10.000
                                                                      ----------------------    -----------------------
  Net Investment Income                                                                0.115                      0.072
  Net Realized and Unrealized Gain                                                     2.996                      1.239
                                                                      ----------------------    -----------------------

Total from Investment Operations                                                       3.111                      1.311
                                                                      ----------------------    -----------------------

Less:
  Distributions from Net Investment Income                                             0.143                      0.026
  Distributions from Net Realized Gain                                                 0.780                      0.000
                                                                      ----------------------    -----------------------

Total Distributions                                                                    0.923                      0.026
                                                                      ----------------------    -----------------------

Net Asset Value, End of the Period                                    $               13.473    $                11.285
                                                                      ======================    =======================

Total Return * (b)                                                                    29.11%                   13.10%**

Net Assets at End of the Period (In millions)                                           $1.2                       $0.1

Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

Ratio of Net Investment Income to Average Net Assets*                                  1.19%                      1.34%

Portfolio Turnover                                                                      104%                      69%**

Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                           18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                 (15.97%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                                                        December 27,1995
                                                                                                           (Commencement
                                                                                                           of Investment
                                                                               Year Ended                 Operations) to
Class B Shares                                                              June 30, 1997(a)               June 30, 1996
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                              $               11.285    $                10.000
                                                                      ----------------------    -----------------------
  Net Investment Income                                                                0.113                      0.072
  Net Realized and Unrealized Gain                                                     3.020                      1.239
                                                                      ----------------------    -----------------------

Total from Investment Operations                                                       3.133                      1.311
                                                                      ----------------------    -----------------------

Less:
  Distributions from Net Investment Income                                             0.165                      0.026
  Distributions from Net Realized Gain                                                 0.780                      0.000
                                                                      ----------------------    -----------------------

Total Distributions                                                                    0.945                      0.026
                                                                      ----------------------    -----------------------

Net Asset Value, End of the Period                                    $               13.473    $                11.285
                                                                      ======================    =======================

Total Return * (b)                                                                    29.11%                   13.19%**

Net Assets at End of the Period (In thousands)                                         $88.0                      $73.4

Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

Ratio of Net Investment Income to Average Net Assets*                                  0.86%                      1.34%

Portfolio Turnover                                                                      104%                      69%**

Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                           18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                 (16.30%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.


                                               See Notes to Financial Statements

                 VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

      THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE
          OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                                       DECEMBER 27,1995
                                                                                                          (COMMENCEMENT
                                                                                                          OF INVESTMENT
                                                                               YEAR ENDED                 OPERATIONS) TO
CLASS C SHARES                                                              JUNE 30, 1997(A)              JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of the Period                                       $      11.285               $     10.000
                                                                                 -------------               ------------

    Net Investment Income                                                                0.113                      0.072
    Net Realized and Unrealized Gain on Investments                                      3.020                      1.239
                                                                                 -------------               ------------

  Total from Investment Operations                                                       3.133                      1.311
                                                                                 -------------               ------------
  Less:
    Distributions from Net Investment Income                                             0.165                      0.026
    Distributions from Net Realized Gain on Investments (Note 1)                         0.780                      0.000
                                                                                 -------------               ------------

  Total Distributions                                                                    0.945                      0.026
                                                                                 -------------               ------------

  Net Asset Value, End of the Period                                             $      13.473               $     11.285
                                                                                 =============               ============

  Total Return * (b)                                                                    29.11%                   13.19%**

  Net Assets at End of the Period (In thousands)                                         $88.0                      $73.4

  Ratio of Expenses to Average Net Assets* (c)                                           1.55%                      1.33%

  Ratio of Net Investment Income to Average Net Assets*                                  0.86%                      1.34%

  Portfolio Turnover                                                                      104%                      69%**

  Average Commission Paid Per Equity Share Traded (d)                                  $0.0388                    $0.0319

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                             18.41%                     20.75%

Ratio of Net Investment Income to Average Net Assets                                   (16.30%)                   (18.07%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .30% and .04% for the periods ending on June 30, 1997 and June 30, 1996, respectively.

(d) Represents the average brokerage commissions paid per equity share traded during the periods for trades where commissions were applicable.

                       See Notes to Financial Statements
                                     B-41

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prospector Fund (the "Fund") is organized as a series of Van Kampen American Capital Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

      At June 30, 1997, for federal income tax purposes, cost of long-term investments is $1,266,749; the aggregate gross unrealized appreciation is $170,809, and the unrealized depreciation is $12,019, resulting in net unrealized appreciation of $158,790.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are
distributed annually.   Distributions from net realized gains for book purposes
may include short-term capital gains, which are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

      Permanent book and tax basis differences relating to certain expenses which are not deductible for tax purposes totaling $203 were reclassified from accumulated undistributed net investment income to capital.

G. EXPENSE REDUCTIONS - During the year ended June 30, 1997, the Fund's custody fee was reduced by $1,548 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

          Average Net Assets                  % Per Annum
          ---------------------               ------------
          First $500 million                         .70%

          Next $500 million                          .65%

          Over $1 billion                            .60%

      For the year ended June 30, 1997, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                         VAN KAMPEN AMERICAN CAPITAL
                               PROSPECTOR FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 1997


      For the year ended June 30, 1997, the Fund incurred expenses of approximately $18,000 representing VKAC's cost of providing accounting and legal services to the Fund. These services are provided by VKAC at cost. All of this cost has been assumed by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $15,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this cost has been assumed by VKAC.

      Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

      At June 30, 1997, VKAC owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C. For the year ended June 30, 1997, transactions were as follows:

                                      Shares          Value
---------------------------------------------------------------
 Sales:

  Class A...........................    83,963       $1,000,000

  Class B...........................       -0-              -0-

  Class C...........................       -0-              -0-
                                      --------       ----------
  Total Sales.......................    83,963       $1,000,000
                                      ========       ==========

 Dividend Reinvestment:

  Class A...........................       254       $    3,429

  Class B...........................        35              456

  Class C...........................        35              456
                                      --------       ----------

  Total Dividend Reinvestments......       324       $    4,341
                                      ========       ==========


   At June 30, 1996, capital aggregated $70,000, $65,000 and $65,000 for
Classes A, B and C, respectively. For the period ended June 30, 1996 there were no capital transactions.

      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                       Contingent Deferred
                                          Sales Charge
                                       -------------------
                                      Class B      Class C
         Year of Redemption           Shares       Shares
         ------------------           -------      -------

         First                         5.00%        1.00%

         Second                        4.00%         None

         Third                         3.00%         None

         Fourth                        2.50%         None

         Fifth                         1.50%         None

         Sixth and thereafter           None         None

4.  INVESTMENT TRANSACTIONS
During the year ended June 30, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,528,587 and $507,964 respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                      STATEMENT OF ADDITIONAL INFORMATION

               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND


  Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end investment company. The Fund seeks capital growth. The Fund will seek to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund expects to often have a substantial portion of its assets invested in small and medium sized companies. There is no assurance that the Fund will achieve its investment objective.



  This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-2
Additional Investment Considerations........................    B-4
Description of Securities Ratings...........................    B-11
Trustees and Officers.......................................    B-17
Transfer Agent..............................................    B-26
Legal Counsel...............................................    B-26
Investment Advisory and Other Services......................    B-27
Custodian and Independent Accountants.......................    B-28
Tax Status of the Fund......................................    B-28
The Distributor.............................................    B-28
Distribution and Service Plans..............................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-29
Performance Information.....................................    B-31
Report of Independent Accountants...........................    B-33
Financial Statements........................................    B-34
Notes to Financial Statements...............................    B-45



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1997.

                             THE FUND AND THE TRUST


  Van Kampen American Capital Aggressive Growth Fund (the "Fund") is a separate, diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company. The Fund was established pursuant to a Designation of Series dated April 26, 1996. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund and Van Kampen American Capital Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.


  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, par value $0.01 per share, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  The Trust originally was organized as the Van Kampen Merritt Equity Trust, a Massachusetts business trust created by a Declaration of Trust dated March 26, 1987 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust and adopted its present name on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitation and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its total assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as illiquid or restricted securities by the Fund for purposes of the limitation set forth above. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the Adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are sercurities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with the futures commission merchant or with financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.


  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  SPECULATIVE GRADE

  BB,B,CCC,CC,C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" is currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" is also used for debt subordinated to senior debt which is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  N.R. Not rated.

  R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations ranked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky on interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having significant speculative characteristics.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

4. NOTES

  An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

  - Source of payment -- the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The Preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

  2. Nature of, and provisions of, the issue;

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA                     This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong
                          capacity to pay the preferred stock obligations.
  AA                      A preferred stock issue rated 'AA' also qualifies as a
                          high-quality, fixed income security. The capacity to pay
                          preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.
  A                       An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
                          susceptible to the adverse effects of changes in
                          circumstances and economic conditions.
  BBB                     An issue rated 'BBB' is regarded as backed by an adequate
                          capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
                          economic conditions or changing circumstances are more
                          likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A'
                          category.
  BB                      Preferred stock rated 'BB', 'B', and 'CCC' are regarded, on
  B                       balance, as predominantly speculative with respect to the
  CCC                     issuer's capacity to pay preferred stock obligations. 'BB'
                          indicates the lowest degree of speculation and 'CCC' the
                          highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large
                          uncertainties or major risk exposures to adverse conditions.
  CC                      The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
                          currently paying.
  C                       A preferred stock rated 'C' is a non paying issue.
  D                       A preferred stock rated 'D' is a non paying issue with the issuer in default on debt instruments.
  N.R.                    This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or
                          that S&P does not rate a particular type of obligation as a matter of policy.
                          PLUS (+) or MINUS (-) To provide more detailed indications of preferred stock quality, ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President, Chief Executive Officer and a
2800 Post Oak Blvd.                         Director of VKAC. Chairman, Chief Executive Officer and a
Houston, TX 77056                           Director of the Advisers and the Distributor. Chairman
Date of Birth: 10/19/39                     and a Director of ACCESS. Director or officer of certain
                                            other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November, 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of funds in the Fund Complex advised by
                                            Advisory Corp. and prior to July 1996, President, Chief
                                            Executive Officer and a Trustee of the funds in the Fund
                                            Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, open-end funds advised by Van Kampen American
Date of Birth: 08/22/39                     Capital Management, Inc. and closed-end funds advised by
                                            Advisory Corp. Trustee/Director of each of the funds in
                                            the Fund Complex, open-end funds advised by Van Kampen
                                            American Capital Management, Inc. and closed-end funds
                                            advised by Advisory Corp.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with the Adviser and its affiliates.



                                    OFFICERS



  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     President and a Director of VKAC.
  Date of Birth: 05/20/42                                   President, Chief Operating Officer and a
                                                            Director of the Advisers. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Prior to November 1996, Executive
                                                            Vice President and a Director of VKAC
                                                            Holding. President of each of the funds in
                                                            the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Nicholas Dalmaso............  Assistant Secretary           Vice President and Assistant Secretary of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers and the
                                                            Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated

Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex, except the money market series of the MS Funds, will provide such a retirement plan to its Non-Affiliated Trustees.



  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds is intended to be based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



  The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the

Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                               COMPENSATION TABLE



                                                                                                                TOTAL
                                                                                                            COMPENSATION
                                                             PENSION OR            ESTIMATED MAXIMUM       BEFORE DEFERRAL
                            AGGREGATE COMPENSATION       RETIREMENT BENEFITS        ANNUAL BENEFITS           FROM FUND
                           BEFORE DEFERRAL FROM THE      ACCRUED AS PART OF       FROM THE TRUST UPON       COMPLEX PAID
         NAME(1)                   TRUST(2)                  EXPENSES(3)             RETIREMENT(4)          TO TRUSTEE(5)
         -------           ------------------------      -------------------      -------------------      ---------------
J. Miles Branagan*                  $16,625                    $3,627                    $15,000              $104,875
Linda Hutton Heagy*                  16,625                       391                     15,000               104,875
Dr. Roger Hilsman                     8,000                         0                          0               103,750
R. Craig Kennedy*                    16,625                       259                     15,000               104,875
Donald C. Miller                      8,000                         0                          0               104,875
Jack E. Nelson*                      13,875                     1,808                     15,000                97,875
Jerome L. Robinson*                  16,625                     2,331                      1,250               101,625
Phillip B. Rooney*                    3,250                         0                     15,000                     0
Dr. Fernando Sisto*                  16,625                     6,239                     10,250               104,875
Wayne W. Whalen*                     16,625                     1,268                     15,000               104,875
William S. Woodside                   8,000                         0                          0               104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1997. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The following trustees deferred compensation from the Trust during the fiscal year ended June 30, 1997; the aggregate compensation deferred from all six series of the Trust, including the Fund, is as follows: Mr. Branagan, $9,875; Ms. Heagy, $8,375; Mr. Kennedy, $2,938; Mr. Miller, $6,625; Mr. Nelson, $12,500; Mr. Robinson, $12,500; Dr. Sisto, $2,938; and Mr. Whalen, $12,500. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1997, is as follows: Mr. Branagan, $10,987; Mr. Gaughan, $3,743; Ms. Heagy, $10,952; Mr. Kennedy, $14,576; Mr. Miller, $16,927; Mr.
    Nelson, $25,550; Mr. Rees, $2,735; Mr. Robinson, $24,693; Dr. Sisto, $4,243;
    and Mr. Whalen, $23,966. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by all six series of the Trust, including the Fund, for each trustee with respect to the Trust's fiscal year ended June 30, 1997. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the actual annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the estimated maximum annual benefits payable from all six series of the Trust, including the Fund, in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust based on the earlier of the trustee's anticipated retirement date or the trustee having 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retiring at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



                                                                         TABLE A



     FISCAL YEAR 1997 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    -----------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 4,500    $ 4,500   $2,250    $ 4,500   $2,250   $ 4,000   $ 4,500    $  875
 Great American Companies Fund...........  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Growth Fund.............................  06/30       2,625      2,625    1,000      2,625    1,000     2,125     2,625       875
 Prospector Fund.........................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
 Utility Fund............................  06/30       3,500      3,500    1,750      3,500    1,750     3,250     3,500       750
 Value Fund..............................  06/30       2,000      2,000    1,000      2,000    1,000     1,500     2,000       250
   Trust Total...........................             16,625     16,625    8,000     16,625    8,000    13,875    16,625     3,250

                                                     TRUSTEE
                                           ----------------------------
                FUND NAME                   SISTO    WHALEN    WOODSIDE
                ---------                   -----    ------    --------
 Aggressive Growth Fund..................  $ 4,500   $ 4,500    $2,250
 Great American Companies Fund...........    2,000     2,000     1,000
 Growth Fund.............................    2,625     2,625     1,000
 Prospector Fund.........................    2,000     2,000     1,000
 Utility Fund............................    3,500     3,500     1,750
 Value Fund..............................    2,000     2,000     1,000
   Trust Total...........................   16,625    16,625     8,000



                                                                         TABLE B



             FISCAL YEAR 1997 AGGREGATE COMPENSATION DEFERRED FROM


                           THE TRUST AND EACH SERIES


                                                                                         TRUSTEE
                                             FISCAL    ----------------------------------------------------------------------------
                 FUND NAME                  YEAR-END   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON    ROBINSON   ROONEY
                 ---------                  --------   --------   -----    -------   -------   ------   ------    --------   ------
 Aggressive Growth Fund....................  06/30      $2,875    $3,000     $0      $  875    $2,000   $ 3,750   $ 3,750      $0
 Great American Companies Fund.............  06/30       1,000       500      0         250       750     1,250     1,250       0
 Growth Fund...............................  06/30       1,625     1,125      0         563       750     1,875     1,875       0
 Prospector Fund...........................  06/30       1,000       500      0         250       750     1,250     1,250       0
 Utility Fund..............................  06/30       2,375     2,750      0         750     1,625     3,125     3,125       0
 Value Fund................................  06/30       1,000       500      0         250       750     1,250     1,250       0
   Trust Total.............................              9,875     8,375      0       2,938     6,625    12,500    12,500       0

                                                       TRUSTEE
                                             ---------------------------
                 FUND NAME                   SISTO    WHALEN    WOODSIDE
                 ---------                   -----    ------    --------
 Aggressive Growth Fund....................  $  875   $ 3,750      $0
 Great American Companies Fund.............     250     1,250       0
 Growth Fund...............................     563     1,875       0
 Prospector Fund...........................     250     1,250       0
 Utility Fund..............................     750     3,125       0
 Value Fund................................     250     1,250       0
   Trust Total.............................   2,938    12,500       0



                                                                         TABLE C



       FISCAL YEAR 1997 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)


                         FROM THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                           FISCAL    ------------------------------------------------------------------------------
                FUND NAME                 YEAR-END   BRANAGAN    HEAGY    HILSMAN   KENNEDY   MILLER    NELSON    ROBINSON   ROONEY
                ---------                 --------   --------    -----    -------   -------   ------    ------    --------   ------
 Aggressive Growth Fund..................  06/30     $ 3,197    $ 3,391     $0      $   962   $ 2,141   $ 4,158   $ 4,219      $0
 Great American Companies Fund...........  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Growth Fund.............................  06/30       1,809      1,231      0        1,266     1,366     2,754     2,720       0
 Prospector Fund.........................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
 Utility Fund............................  06/30       2,639      4,692      0        9,603     9,322    12,524    11,706       0
 Value Fund..............................  06/30       1,114        546      0          915     1,366     2,038     2,016       0
   Trust Total...........................             10,987     10,952      0       14,576    16,927    25,550    24,693       0

                                                     TRUSTEE
                                           ---------------------------
                FUND NAME                  SISTO    WHALEN    WOODSIDE
                ---------                  -----    ------    --------
 Aggressive Growth Fund..................  $  951   $ 4,284      $0
 Great American Companies Fund...........     272     2,076       0
 Growth Fund.............................     611     2,770       0
 Prospector Fund.........................     272     2,076       0
 Utility Fund............................   1,865    10,684       0
 Value Fund..............................     272     2,076       0
   Trust Total...........................   4,243    23,966       0

                                                                         TABLE D



        FISCAL YEAR 1997 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES


                         FOR THE TRUST AND EACH SERIES


                                                                                        TRUSTEE
                                                 FISCAL    -----------------------------------------------------------------
                   FUND NAME                    YEAR-END   BRANAGAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON
                   ---------                    --------   --------   -----   -------   -------   ------   ------   --------
 Aggressive Growth Fund........................  06/30      $  556    $ 62      $ 0      $ 40      $  0    $  293    $    0
 Great American Companies Fund.................  06/30         616      66        0        43         0       303         0
 Growth Fund...................................  06/30         616      66        0        43         0       303         0
 Prospector Fund...............................  06/30         616      66        0        43         0       303         0
 Utility Fund..................................  06/30         607      65        0        47         0       303     2,331
 Value Fund....................................  06/30         616      66        0        43         0       303         0
   Trust Total.................................              3,627     391        0       259         0     1,808     2,331

                                                               TRUSTEE
                                                 -----------------------------------
                   FUND NAME                     ROONEY   SISTO    WHALEN   WOODSIDE
                   ---------                     ------   -----    ------   --------
 Aggressive Growth Fund........................    $0     $  955   $ 196       $0
 Great American Companies Fund.................     0      1,060     213        0
 Growth Fund...................................     0      1,060     213        0
 Prospector Fund...............................     0      1,060     213        0
 Utility Fund..................................     0      1,044     220        0
 Value Fund....................................     0      1,060     213        0
   Trust Total.................................     0      6,239   1,268        0



                                                                         TABLE E



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                            -----------------------------------------------------------------------------
FUND NAME                                   BRANAGAN   HEAGY    HILSMAN   KENNEDY   MILLER   NELSON   ROBINSON    ROONEY    SISTO
---------                                   --------   -----    -------   -------   ------   ------   --------    ------    -----
 Aggressive Growth Fund....................   1996      1996     1996      1996      1996     1996       1996      1997     1996
 Great American Companies Fund.............   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Growth Fund...............................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Prospector Fund...........................   1995      1995     1995      1995      1995     1995       1995      1997     1995
 Utility Fund..............................   1995      1995     1995      1993      1993     1993       1993      1997     1995
 Value Fund................................   1995      1995     1995      1995      1995     1995       1995      1997     1995


FUND NAME                                    WHALEN   WOODSIDE
---------                                    ------   --------
 Aggressive Growth Fund....................   1996      1996
 Great American Companies Fund.............   1995      1995
 Growth Fund...............................   1995      1995
 Prospector Fund...........................   1995      1995
 Utility Fund..............................   1993      1995
 Value Fund................................   1995      1995



  As of October 8, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of October 8, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of Morgan Stanley, Dean Witter, Discover & Co. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in Morgan Stanley, Dean Witter, Discover & Co., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.



  As of October 8, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                 AMOUNT OF
                                                               OWNERSHIP AT     CLASS OF   PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                   OCTOBER 8, 1997    SHARES    OWNERSHIP
                 --------------------------                   ---------------   --------   ----------
Van Kampen American Capital Trust Company...................     1,717,993         A         19.31%
  2800 Post Oak Blvd.                                            2,157,089         B         21.55%
  Houston, TX 77056
Merrill Lynch Pierce Fenner & Smith.........................       131,074         C         11.36%
  For The Sole Benefit of Its Customers
  Attn: Book Entry
  4800 Deer Lake Dr. E 3rd Fl.
  Jacksonville, FL 32246-6484



                                 TRANSFER AGENT



  During the fiscal periods ended June 30, 1997 and 1996, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $395,800 and $1,000, respectively, for these services. These services are provided at cost plus a profit.


                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


  The investment advisory agreement provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.


  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.



  For the period ended June 30, 1997, the Fund paid advisory expenses of $617,625.


OTHER AGREEMENTS


  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds advised by the Adviser or its affiliates in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost based proportionally on their respective net assets per fund.



  For the period ended June 30, 1997, the Fund paid $40,196 under the accounting services agreement.



  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel as well as the overhead and expenses related to office space and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the period ended June 30, 1997, the Fund paid no expenses under the legal services agreement.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                             TAX STATUS OF THE FUND


  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders.


                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country.



  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:



                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1997.............................    $   1,691,671      $     284,900
Fiscal Year Ended June 30, 1996.............................    $     980,605      $     147,000

                         DISTRIBUTION AND SERVICE PLANS



  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Class B Plan were $740,867 or 100% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $493,916 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $246,951 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $74,345 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $73,122 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $1,223 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to the review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio may exceed 100% but should generally be less than 200%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.


  During the year ended June 30, 1997, the Fund paid $177,375 in brokerage commissions on transactions totalling $122,452,879 to brokers selected primarily on the basis of research services provided to the Adviser.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser.



                                                                           AFFILIATED BROKERS
                                                                      ----------------------------
                                                           BROKERS    MORGAN STANLEY   DEAN WITTER
                                                           --------   --------------   -----------
Commissions paid:
  Fiscal year 1995.......................................  $497,132          N/A          N/A
  Fiscal year 1996.......................................  $630,128          N/A          N/A
  Fiscal year 1997.......................................  $ 85,572       $2,520           $0
Fiscal year 1997 Percentages:
  Commissions with affiliate to total commissions........                   0.70%           0%
  Value of brokerage transactions with affiliate to total
     transactions........................................                   0.03%           0%



                            PERFORMANCE INFORMATION


  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES


  The average total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares for (i) one year period ended June 30, 1997 was 2.79% and (ii) for the period from May 29, 1996 (the commencement of investment operations of the Fund) through June 30, 1997 was (0.55)%.



  The Fund's cumulative non-standardized total return, including payment of the maximum front-end sales charge, with respect to the Class A Shares from their inception through June 30, 1997 was (0.60)%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum front-end sales charge, with respect to the Class A Shares from its inception to June 30, 1997 was (5.51)%.


CLASS B SHARES


  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) one year period ended June 30, 1997 was 3.34% and (ii) for the period from May 29, 1996 (the commencement of investment operations of the Fund) through June 30, 1997 was (0.61)%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from their inception through June 30, 1997 was (0.67)%.

  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to June 30, 1997 was (4.67)%.


CLASS C SHARES


  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) one year period ended June 30, 1997 was 7.34% and (ii) for the period from May 29, 1996 (the commencement of operations of the Class C Shares) through June 30, 1997 was (4.27)%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from their inception through June 30, 1997 was (4.67)%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to June 30, 1997 was (4.67)%.

                       INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from May 29, 1996 (Commencement of Operations) to June 30, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Aggressive Growth Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from May 29, 1996 (Commencement of Operations) to June 30, 1996, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  8.6%
Amerisource Health Corp., Class A (a).......................  20,000    $    997,500
Barnes & Noble, Inc. (a)....................................  20,000         860,000
Costco Cos., Inc. (a).......................................  50,000       1,643,750
Dollar General Corp. .......................................  50,000       1,875,000
Fine Host Corp. (a).........................................  40,000       1,260,000
Fred Meyer, Inc. (a)........................................  20,000       1,033,750
Genesco, Inc. (a)...........................................  30,000         425,625
Jacor Communications, Inc., Class A (a).....................  30,000       1,147,500
Maximus, Inc. (a)...........................................  26,300         470,112
Miller Herman, Inc. ........................................  60,000       2,160,000
Pacific Sunwear of California (a)...........................  35,000       1,128,750
Tuesday Morning Corp. (a)...................................  60,000       1,207,500
Wet Seal, Inc., Class A (a).................................  30,000         946,875
Williams Sonoma, Inc. (a)...................................  25,000       1,068,750
                                                                        ------------
                                                                          16,225,112
                                                                        ------------
CONSUMER DURABLES  2.9%
Ethan Allen Interiors, Inc. ................................  35,000       1,995,000
Helen Troy Ltd. (a).........................................  60,000       1,537,500
SPX Corp. ..................................................  30,000       1,944,375
                                                                        ------------
                                                                           5,476,875
                                                                        ------------
CONSUMER NON-DURABLES  7.3%
Action Performance Cos., Inc. (a)...........................  55,000       1,333,750
Borders Group, Inc. (a).....................................  80,000       1,930,000
Consolidated Cigar Holdings, Inc. (a).......................  30,000         832,500
Converse, Inc. (a)..........................................  45,000         995,625
General Cigar Holdings, Inc., Class A (a)...................  10,000         294,375
Interstate Bakeries Corp. ..................................  25,000       1,482,813
Jones Apparel Group, Inc. (a)...............................  40,000       1,910,000
Linens N Things, Inc. (a)...................................  35,000       1,036,875
Morningstar Group, Inc. (a).................................  70,000       2,056,250
Smithfield Foods, Inc. (a)..................................  30,000       1,845,000
                                                                        ------------
                                                                          13,717,188
                                                                        ------------
CONSUMER SERVICES  10.0%
Capstar Hotel Co. (a).......................................  60,000       1,920,000
Caribiner International, Inc. (a)...........................  60,000       1,957,500
Clear Channel Communications, Inc. (a)......................  35,000       2,154,687

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Consolidated Graphics, Inc. (a).............................  50,000    $  2,087,500
Corrections Corp. of America (a)............................  25,000         993,750
Foodmaker, Inc. (a).........................................  50,000         818,750
Imax Corp. (a)..............................................  40,000         990,000
Mail Well Holdings, Inc. (a)................................  60,000       1,710,000
Regal Cinemas, Inc. (a).....................................  25,000         825,000
Snyder Communications, Inc. (a).............................  35,000         942,813
Staffmark, Inc. (a).........................................  50,000       1,118,750
Superior Consultant, Inc. (a)...............................  25,000         921,875
TMP Worldwide, Inc. (a).....................................  50,000       1,212,500
Valassis Communications, Inc. (a)...........................  50,000       1,200,000
                                                                        ------------
                                                                          18,853,125
                                                                        ------------
ENERGY  9.3%
Cooper Cameron Corp. (a)....................................  56,000       2,618,000
Diamond Offshore Drilling, Inc. (a).........................  25,000       1,946,875
ENSCO International, Inc. (a)...............................  35,000       1,846,250
EVI, Inc. (a)...............................................  50,000       2,100,000
Falcon Drilling Co., Inc. (a)...............................  20,000       1,152,500
Forcenergy Gas Exploration, Inc. (a)........................  30,000         911,250
Global Marine, Inc. (a).....................................  75,000       1,743,750
Hanover Compressor Co. (a)..................................  50,000         975,000
Key Energy Group, Inc. (a)..................................  50,000         878,125
National Oilwell, Inc. (a)..................................  20,000       1,150,000
Patterson Energy, Inc. (a)..................................  25,000       1,134,375
Smith International, Inc. (a)...............................  20,000       1,215,000
                                                                        ------------
                                                                          17,671,125
                                                                        ------------
FINANCE  4.0%
Bank United Corp., Class A..................................  25,000         950,000
Coast Savings Financial, Inc. (a)...........................  20,000         908,750
Conseco, Inc................................................  45,000       1,665,000
Firstfed Financial Corp. (a)................................  18,000         559,125
Frontier Insurance Group, Inc...............................  20,000       1,295,000
St. Paul Bancorp, Inc.......................................  30,000         993,750
Washington Mutual, Inc......................................  20,000       1,195,000
                                                                        ------------
                                                                           7,566,625
                                                                        ------------

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
HEALTHCARE  9.6%
Dekalb Genetics Corp., Class B..............................  15,000    $  1,196,250
Dura Pharmaceuticals, Inc. (a)..............................  45,000       1,794,375
Guidant Corp................................................  30,000       2,550,000
Healthsouth Corp. (a).......................................  35,000         872,812
Jones Medical Industries, Inc...............................  40,000       1,900,000
Medicis Pharmaceutical Corp., Class A (a)...................  48,562       2,422,030
Oxford Health Plans, Inc. (a)...............................  15,000       1,076,250
Parexel International Corp. (a).............................  40,000       1,270,000
Sabratek Corp. (a)..........................................  50,000       1,400,000
Spine Tech, Inc. (a)........................................  25,000         928,125
Sunrise Assisted Living, Inc. (a)...........................  30,000       1,050,000
Teva Pharmaceutical Industries Ltd. - ADR (Israel)..........  25,000       1,618,750
                                                                        ------------
                                                                          18,078,592
                                                                        ------------
PRODUCER MANUFACTURING  5.6%
Allied Waste Industries, Inc. (a)...........................  50,000         868,750
ASM Lithography Holding NV, (Netherlands) (a)...............  20,000       1,170,000
Ballantyne of Omaha, Inc. (a)...............................  16,000         289,000
Kuhlman Corp. ..............................................  40,000       1,290,000
Kulicke and Soffa Industries, Inc. (a)......................  30,000         974,063
Mastec, Inc. (a)............................................  30,000       1,419,375
Newpark Resources, Inc. (a).................................  60,000       2,025,000
United Waste Systems, Inc. (a)..............................  35,000       1,435,000
USA Waste Services, Inc. (a)................................  31,000       1,197,375
                                                                        ------------
                                                                          10,668,563
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
Maverick Tube Corp. (a).....................................  35,000       1,312,500
                                                                        ------------
TECHNOLOGY  34.1%
AAR Corp....................................................  25,000         807,813
Advanced Fibre Communications, Inc. (a).....................  15,000         905,625
Altera Corp. (a)............................................  50,000       2,525,000
Applied Graphics Technologies, Inc. (a).....................  25,000         993,750
Applied Materials, Inc. (a).................................  30,000       2,124,375
Baan Co. NV, (Netherlands) (a)..............................  40,000       2,755,000
Barra, Inc. (a).............................................  15,000         495,000
BMC Software, Inc. (a)......................................  20,000       1,107,500
Cellstar Corp. (a)..........................................  45,000       1,378,125

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
CHS Electronics, Inc. (a)...................................  40,000    $  1,060,000
Ciena Corp. (a).............................................  35,000       1,649,375
Citrix Systems, Inc. (a)....................................  30,000       1,316,250
Computer Horizons Corp. (a).................................  30,000       1,027,500
Compuware Corp. (a).........................................  80,000       3,820,000
Comverse Technology, Inc. (a)...............................  20,000       1,040,000
Cymer, Inc. (a).............................................  20,000         975,000
Dallas Semiconductor Corp. .................................  55,000       2,158,750
Datum, Inc. (a).............................................  35,000       1,085,000
Dell Computer Corp. (a).....................................  65,000       7,633,437
Discreet Logic, Inc. (a)....................................  60,000         990,000
Engineering Animation, Inc. (a).............................  20,000         675,000
Great Plains Software, Inc (a)..............................  20,000         540,000
Harbinger Corp. ............................................  37,500       1,050,000
HNC Software, Inc. (a)......................................  25,000         953,125
Information Management Resources, Inc. (a)..................  25,000       1,137,500
Jabil Circuit, Inc. (a).....................................  20,000       1,677,500
Keane, Inc. (a).............................................  30,000       1,560,000
Lecroy Corp. (a)............................................  35,000       1,290,625
McAfee Associates, Inc. (a).................................  21,600       1,363,500
Micrel, Inc. (a)............................................  25,000       1,275,000
Micro Linear Corp. (a)......................................  75,000         787,500
Microsoft Corp. (a).........................................  35,000       4,423,125
Peoplesoft, Inc. (a)........................................  20,000       1,055,000
Remec, Inc. (a).............................................  45,000       1,057,500
Teledata Communications, Inc. (a)...........................  25,000         859,375
Teradyne, Inc. (a)..........................................  40,000       1,570,000
Uniphase Corp. (a)..........................................  15,000         873,750
Veeco Instruments, Inc. (a).................................  30,000       1,162,500
Veritas DGC, Inc. (a).......................................  35,000         796,250
Visio Corp. (a).............................................  20,000       1,410,000
Vitesse Semiconductor Corp. (a).............................  52,500       1,716,094
World Access, Inc...........................................  25,000         512,500
Wyman Gordon Co. (a)........................................  35,000         945,000
                                                                        ------------
                                                                          64,538,344
                                                                        ------------

                                               See Notes to Financial Statements

                                June 30, 1997
--------------------------------------------------------------------------------

Description                                                   Shares    Market Value
------------------------------------------------------------------------------------

TRANSPORTATION  2.0%
Airborne Freight Corp.......................................  35,000    $  1,465,625
Halter Marine Group, Inc. (a)...............................  45,000       1,080,000
Ryanair Holdings PLC -- ADR (Ireland) (a)...................  11,000         298,375
U.S. Airways Group, Inc. (a)................................  25,000         875,000
                                                                        ------------
                                                                           3,719,000
                                                                        ------------
UTILITIES  2.5%
AES Corp....................................................  30,000       2,122,500
Genesys Telecommunications Laboratory, Inc. (a).............  25,000         693,750
Telco Communications Group, Inc. (a)........................  35,000       1,137,500
U.S. Long Distance Corp. (a)................................  50,000         862,500
                                                                        ------------
                                                                           4,816,250
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $143,521,923)...............................................     182,643,299
REPURCHASE AGREEMENT  3.9%
  BankAmerica Securities ($7,420,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 06/30/97,
    to be sold on 07/01/97 at $7,421,253)...........................       7,420,000
                                                                        ------------
TOTAL INVESTMENTS  100.5%
  (Cost $150,941,923)...............................................     190,063,299
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%).......................      (1,035,397)
                                                                        ------------
NET ASSETS  100.0%..................................................    $189,027,902
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $150,941,923).......................  $190,063,299
Receivables:
  Investments Sold..........................................     1,922,767
  Fund Shares Sold..........................................       552,548
  Expense Reimbursement by Adviser..........................       228,359
  Dividends.................................................        20,156
Unamortized Organizational Costs............................        82,274
                                                              ------------
      Total Assets..........................................   192,869,403
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,825,000
  Fund Shares Repurchased...................................     1,666,538
  Investment Advisory Fee...................................       112,684
  Custodian Bank............................................           399
Accrued Expenses............................................       202,002
Deferred Compensation and Retirement Plans..................        34,878
                                                              ------------
      Total Liabilities.....................................     3,841,501
                                                              ------------
NET ASSETS..................................................  $189,027,902
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $176,681,743
Net Unrealized Appreciation.................................    39,121,376
Accumulated Net Investment Loss.............................       (34,878)
Accumulated Net Realized Loss...............................   (26,740,339)
                                                              ------------
NET ASSETS..................................................  $189,027,902
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $83,965,004 and 8,440,294 shares of
    beneficial interest issued and outstanding).............  $       9.95
    Maximum sales charge (5.75%* of offering price).........           .61
                                                              ------------
Maximum offering price to public............................  $      10.56
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $94,224,121 and 9,548,967 shares of
    beneficial interest issued and outstanding).............  $       9.87
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,838,777 and 1,098,257 shares of
    beneficial interest issued and outstanding).............  $       9.87
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $    546,602
Dividends...................................................       152,321
                                                              ------------
    Total Income............................................       698,923
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,050,716
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $168,042, $658,556 and $74,345,
  respectively).............................................       900,943
Shareholder Services........................................       521,554
Trustees Fees and Expenses..................................        39,778
Legal.......................................................        14,366
Amortization of Organizational Costs........................        21,411
Custody.....................................................         2,341
Other.......................................................       264,517
                                                              ------------
    Total Expenses..........................................     2,815,626
    Less Fees Waived........................................       433,091
                                                              ------------
    Net Expenses............................................     2,382,535
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,683,612)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(25,868,909)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        48,334
  End of the Period.........................................    39,121,376
                                                              ------------
Net Unrealized Appreciation During the Period...............    39,073,042
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 13,204,133
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 11,520,521
                                                              ============

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended June 30, 1997 and the Period Ended June 30, 1996
--------------------------------------------------------------------------------

                                                                             May 29, 1996
                                                                           (Commencement of
                                                       Year Ended       Investment Operations)
                                                      June 30, 1997        to June 30, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................   $ (1,683,612)           $   (26,170)
Net Realized Loss..................................    (25,868,909)              (871,430)
Net Unrealized Appreciation During the Period......     39,073,042                 48,334
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     11,520,521               (849,266)
                                                      ------------            -----------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold..........................    183,003,605             61,468,641
Cost of Shares Repurchased.........................    (65,305,867)              (812,561)
                                                      ------------            -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    117,697,738             60,656,080
                                                      ------------            -----------
TOTAL INCREASE IN NET ASSETS.......................    129,218,259             59,806,814

NET ASSETS:
Beginning of the Period............................     59,809,643                  2,829
                                                      ------------            -----------
End of the Period (Including accumulated net
  investment loss of $34,878 and $5,125,
  respectively)....................................   $189,027,902            $59,809,643
                                                      ============            ===========

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           May 29, 1996
                                                                          (Commencement
                                                                          of Investment
                                                            Year Ended   Operations) to
Class A Shares                                           June 30, 1997    June 30, 1996
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................     $9.118          $9.430
                                                            -------          ------
  Net Investment Loss...................................      (.065)          (.002)
  Net Realized and Unrealized Gain/Loss.................       .895           (.310)
                                                            -------          ------
Total from Investment Operations........................       .830           (.312)
                                                            -------          ------
Net Asset Value, End of the Period......................     $9.948          $9.118
                                                            =======          ======
Total Return (a)........................................       9.10%          (3.29%)*
Net Assets at End of the Period (In millions)...........      $84.0           $30.3
Ratio of Expenses to Average Net Assets (b).............       1.30%           1.29%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................       (.81%)          (.50%)
Portfolio Turnover......................................        186%              4%*
Average Commission Paid Per Equity Share Traded (c).....     $.0568          $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 1.61% and (1.12%) for the year ended June 30, 1997 and 2.05% and (1.25%) for the period ended June 30, 1996.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

* Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 29, 1996
                                                                         (Commencement
                                                                         of Investment
                                                          Year Ended     Operations) to
Class B Shares                                           June 30, 1997   June 30, 1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $9.112           $9.430
                                                            ------           ------
  Net Investment Loss...................................     (.105)           (.006)
  Net Realized and Unrealized Gain/Loss.................      .860            (.312)
                                                            ------           ------
Total from Investment Operations........................      .755            (.318)
                                                            ------           ------
Net Asset Value, End of the Period......................    $9.867           $9.112
                                                            ======           ======
Total Return (a)........................................      8.34%           (3.39%)*
Net Assets at End of the Period (In millions)...........     $94.2            $25.5
Ratio of Expenses to Average Net Assets (b).............      2.05%            2.06%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................     (1.55%)          (1.28%)
Portfolio Turnover......................................       186%               4%*
Average Commission Paid Per Equity Share Traded (c).....    $.0568           $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.35% and (1.86%) for the year ended June 30, 1997 and 2.81% and (2.04%) for the period ended June 30, 1996.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

*Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          May 29, 1996
                                                                         (Commencement
                                                                         of Investment
                                                          Year Ended     Operations) to
Class C Shares                                           June 30, 1997   June 30, 1996
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................    $9.113           $9.430
                                                            ------           ------
  Net Investment Loss...................................     (.103)           (.006)
  Net Realized and Unrealized Gain/Loss.................      .859            (.311)
                                                            ------           ------
Total from Investment Operations........................      .756            (.317)
                                                            ------           ------
Net Asset Value, End of the Period......................    $9.869           $9.113
                                                            ======           ======
Total Return (a)........................................     8.34%           (3.39%)*
Net Assets at End of the Period (In millions)...........     $10.8             $3.9
Ratio of Expenses to Average Net Assets (b).............     2.05%            2.05%
Ratio of Net Investment Loss to Average Net Assets
  (b)...................................................    (1.54%)          (1.28%)
Portfolio Turnover......................................      186%               4%*
Average Commission Paid Per Equity Share Traded (c).....    $.0568           $.0310

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) If certain expenses had not been assumed by VKAC, the Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would have been 2.35% and (1.85%) for the year ended June 30, 1997 and 2.81% and (2.04%) for the period ended June 30, 1996.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

*Non-Annualized

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                                June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                June 30, 1997
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $6,166,547 which will expire on June 30, 2005.
     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.
     At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $150,941,923; the aggregate gross unrealized appreciation is $40,041,964 and the aggregate gross unrealized depreciation is $920,588 resulting in net unrealized appreciation of $39,121,376.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

                                June 30, 1997
--------------------------------------------------------------------------------

    For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years net investment income. Therefore, $1,653,859 of net operating loss generated by the Fund has been reclassified from accumulated net investment loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $14,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $40,200, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

    ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $395,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    For the year ended June 30, 1997, the Fund paid brokerage commissions to Morgan Stanley Group, Inc., an affiliate of VKAC, totaling $2,520.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

                                June 30, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A...................................   9,770,450   $ 92,970,307
  Class B...................................   8,682,864     81,053,761
  Class C...................................     950,840      8,979,537
                                              ----------   ------------
Total Sales.................................  19,404,154   $183,003,605
                                              ==========   ============
Repurchases:
  Class A...................................  (4,658,667)  $(44,877,839)
  Class B...................................  (1,934,698)   (17,864,738)
  Class C...................................    (284,968)    (2,563,290)
                                              ----------   ------------
Total Repurchases...........................  (6,878,333)  $(65,305,867)
                                              ==========   ============

    At June 30, 1996, capital aggregated $30,826,758, $25,826,587 and $3,984,519 for Classes A, B, and C, respectively. For the period ended June 30, 1996, transactions were as follows:

                                                 SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A.....................................  3,364,245   $31,165,017
  Class B.....................................  2,845,703    26,235,112
  Class C.....................................    441,454     4,068,512
                                                ---------   -----------
Total Sales...................................  6,651,402   $61,468,641
                                                =========   ===========
Repurchases:
  Class A.....................................    (35,834)  $  (327,971)
  Class B.....................................    (45,002)     (400,997)
  Class C.....................................     (9,169)      (83,593)
                                                ---------   -----------
Total Repurchases.............................    (90,005)  $  (812,561)
                                                =========   ===========

                                June 30, 1997
--------------------------------------------------------------------------------

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $284,900 and CDSC on redeemed shares of approximately $263,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $355,120,097 and $239,404,607, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $568,500.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
    List all financial statements and exhibits as part of the Registration Statement.

     (A) FINANCIAL STATEMENTS:
         For each of the following Funds:
         Van Kampen American Capital Utility Fund

         Van Kampen American Capital Growth Fund

         Van Kampen American Capital Value Fund
         Van Kampen American Capital Great American Companies Fund Van Kampen American Capital Prospector Fund
         Van Kampen American Capital Aggressive Growth Fund

        Included in Part A of the Registration Statement:

         Financial Highlights

        Included in Part B of the Registration Statement:

         Independent Accountants' Report
         Financial Statements
         Notes to Financial Statements

     (B) EXHIBITS:

           (1)(a) Agreement and Declaration of Trust(28)


               (b) Amended and Restated Certificate of Designation For:

                     (i) Van Kampen American Capital Utility Fund+

                (ii) Van Kampen American Capital Growth Fund+


                (iii) Van Kampen American Capital Value Fund+


                (iv) Van Kampen American Capital Great American Companies Fund+

                (v) Van Kampen American Capital Prospector Fund+
                (vi) Van Kampen American Capital Aggressive Growth Fund+

           (2) By-Laws(28)

           (4) Specimen share certificates of beneficial interest in:

               (a) Van Kampen American Capital Utility Fund(28)


               (b) Van Kampen American Capital Growth Fund(28)


               (c) Van Kampen American Capital Value Fund(28)


               (d) Van Kampen American Capital Great American Companies Fund(28)


               (e) Van Kampen American Capital Prospector Fund(28)


               (f) Van Kampen American Capital Aggressive Growth Fund(28)

           (5)  Investment Advisory Agreement for:
               (a) Van Kampen American Capital Utility Fund+

               (b) Van Kampen American Capital Growth Fund+


               (c) Van Kampen American Capital Value Fund+


               (d) Van Kampen American Capital Great American Companies Fund+


               (e) Van Kampen American Capital Prospector Fund+


               (f) Van Kampen American Capital Aggressive Growth Fund+

           (6)(a) Distribution and Service Agreement for:
                     (i) Van Kampen American Capital Utility Fund+

                     (ii) Van Kampen American Capital Growth Fund+


                    (iii) Van Kampen American Capital Value Fund+


                    (iv) Van Kampen American Capital Great American Companies Fund+


                     (v) Van Kampen American Capital Prospector Fund+

                    (vi) Van Kampen American Capital Aggressive Growth Fund+
               (b) Form of Dealer Agreement(23)

               (c) Form of Broker Fully Disclosed Selling Agreement(23)


               (d) Form of Bank Fully Disclosed Selling Agreement(23)

           (8)(a) Custodian Contract+


               (b) Transfer Agency and Service Agreement+


           (9)(a) Fund Accounting Agreement+


               (b) Amended and Restated Legal Services Agreement+

          (10)  Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom:
               (a) Van Kampen American Capital Utility Fund(23)

               (b) Van Kampen American Capital Growth Fund(25)


               (c) Van Kampen American Capital Value Fund(25)


               (d) Van Kampen American Capital Great American Companies Fund(25)


               (e) Van Kampen American Capital Prospector Fund(25)


               (f) Van Kampen American Capital Aggressive Growth Fund(26)

          (11)  Consents of KPMG Peat Marwick LLP:
               (a) Van Kampen American Capital Utility Fund+

               (b) Van Kampen American Capital Growth Fund+


               (c) Van Kampen American Capital Value Fund+


               (d) Van Kampen American Capital Great American Companies Fund+


               (e) Van Kampen American Capital Prospector Fund+


               (f) Van Kampen American Capital Aggressive Growth Fund+


          (13) Letter of Understanding relating to initial capital(28)

          (15)(a) Distribution Plan pursuant to Rule 12b-1 for:

                     (i) Van Kampen American Capital Utility Fund(28)


                     (ii) Van Kampen American Capital Growth Fund(28)


                    (iii) Van Kampen American Capital Value Fund(28)


                    (iv) Van Kampen American Capital Great American Companies Fund(28)


                     (v) Van Kampen American Capital Prospector Fund(28)


                    (vi) Van Kampen American Capital Aggressive Growth Fund(28)


               (b) Shareholder Assistance Agreement(28)


               (c) Administrative Services Agreement(28)

               (d) Service Plan for:

                     (i) Van Kampen American Capital Utility Fund(28)


                     (ii) Van Kampen American Capital Growth Fund(28)


                    (iii) Van Kampen American Capital Value Fund(28)


                    (iv) Van Kampen American Capital Great American Companies Fund(28)


                     (v) Van Kampen American Capital Prospector Fund(28)


                    (vi) Van Kampen American Capital Aggressive Growth Fund(28)

          (16)  Computation of Performance Quotations for:
               (a) Van Kampen American Capital Utility Fund+

               (b) Van Kampen American Capital Growth Fund+


               (c) Van Kampen American Capital Value Fund+


               (d) Van Kampen American Capital Great American Companies Fund+


               (e) Van Kampen American Capital Prospector Fund+


               (f) Van Kampen American Capital Aggressive Growth Fund+

          (17)(a) List of certain investment companies in response to Item
29(a)+
               (b) List of Officers and Directors of Van Kampen American Capital
                   Distributors, Inc. in response to Item 29(b)+

          (18) Amended Multi-Class Plan+


          (24) Power of Attorney+

          (27) Financial Data Schedules+
---------------
 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed October 29, 1986.

(13) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed June 8, 1993.

(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File No. 33-8122, filed on August 1, 1995.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement, File No. 33-8122, filed on August 29, 1995.

(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement, File No. 33-8122, filed on October 13, 1995.

(26) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File No. 33-8122, filed on March 15, 1996.


(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File No. 33-8122, filed on October 25, 1996.


  +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     To the best knowledge of Registrant, no person is controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


     As of October 6, 1997:



                                                                    (2)
                            (1)                                  NUMBER OF
                       TITLE OF CLASS                          RECORD HOLDERS
                       --------------                          --------------
Shares of Beneficial Interest of Van Kampen American Capital
  Utility Fund, $0.01 par value
     Class A Shares.........................................           3,966
     Class B Shares.........................................           5,550
     Class C Shares.........................................             328
Shares of Beneficial Interest of Van Kampen American Capital
  Growth Fund, $0.01 par value..............................
     Class A Shares.........................................           8,454
     Class B Shares.........................................           8,831
     Class C Shares.........................................           1,776
Shares of Beneficial Interest of Van Kampen American Capital
  Value Fund, $0.01 par value...............................
     Class A Shares.........................................               4
     Class B Shares.........................................               8
     Class C Shares.........................................               1
Shares of Beneficial Interest of Van Kampen American Capital
  Great American Companies Fund, $0.01 par value............
     Class A Shares.........................................               2
     Class B Shares.........................................               1
     Class C Shares.........................................               2
Shares of Beneficial Interest of Van Kampen American Capital
  Prospector Fund, $0.01 par value..........................
     Class A Shares.........................................               2
     Class B Shares.........................................               1
     Class C Shares.........................................               1
As of October 8, 1997:
Shares of Beneficial Interest of Van Kampen American Capital
  Aggressive Growth Fund, $0.01 par value...................
     Class A Shares.........................................          17,396
     Class B Shares.........................................          18,537
     Class C Shares.........................................           1,344

ITEM 27.  INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8: Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:


     See "Investment Advisory Services" in each Prospectus and "Investment Advisory and Other Services," "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Van Kampen American Capital Investment Advisory Corp., reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc., the only principal underwriter for Registrant, is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Officers and Trustees" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02171, (ii) by the Adviser will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and (iii) by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant provides the information required by Item 5A in the respective annual reports to shareholders of Registrant's series and hereby undertakes to furnish without charge to each person to whom a prospectus is delivered for a particular series with a copy of the latest annual report to shareholders of such series.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF OAKBROOK TERRACE, AND THE STATE OF ILLINOIS ON THE 27TH DAY OF OCTOBER, 1997.

                                        VAN KAMPEN AMERICAN CAPITAL
                                         EQUITY TRUST

                                        By:      /s/  RONALD A. NYBERG
                                           -------------------------------------
                                           Ronald A. Nyberg, Vice President and
                                                         Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON OCTOBER 27, 1997, BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.



                   SIGNATURES                                            TITLE
                   ----------                                            -----
Principal Executive Officer:

           /s/   DENNIS J. MCDONNELL*             President
------------------------------------------------
              Dennis J. McDonnell

Principal Financial Officer:

            /s/   EDWARD C. WOOD III*             Vice President and Chief Financial Officer
------------------------------------------------
               Edward C. Wood III

Trustees:

             /s/   J. MILES BRANAGAN*             Trustee
------------------------------------------------
               J. Miles Branagan

           /s/   RICHARD M. DEMARTINI*            Trustee
------------------------------------------------
              Richard M. DeMartini

                /s/   LINDA H. HEAGY*             Trustee
------------------------------------------------
                 Linda H. Heagy

              /s/   R. CRAIG KENNEDY*             Trustee
------------------------------------------------
                R. Craig Kennedy

                /s/   JACK E. NELSON*             Trustee
------------------------------------------------
                 Jack E. Nelson

                 /s/   DON G. POWELL*             Trustee
------------------------------------------------
                 Don G. Powell

            /s/   JEROME L. ROBINSON*             Trustee
------------------------------------------------
               Jerome L. Robinson

             /s/   PHILLIP B. ROONEY*             Trustee
------------------------------------------------
               Phillip B. Rooney

                /s/   FERNANDO SISTO*             Trustee
------------------------------------------------
                 Fernando Sisto

              /s/   WAYNE W. WHALEN*              Trustee
------------------------------------------------
                Wayne W. Whalen

---------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.
               /s/  RONALD A. NYBERG                                    October 27, 1997
------------------------------------------------
                Ronald A. Nyberg
                Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO


                    POST-EFFECTIVE AMENDMENT 28 TO FORM N-1A


                    SUBMITTED TO THE SECURITIES AND EXCHANGE


                         COMMISSION ON OCTOBER 28, 1997



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
   EXHIBIT
   NUMBER                                      EXHIBIT
   -------                                     -------
        (1)   (b)    Amended and Restated Certificate of Designation For:
                     (i) Van Kampen American Capital Utility Fund
                     (ii) Van Kampen American Capital Growth Fund
                     (iii) Van Kampen American Capital Value Fund
                     (iv) Van Kampen American Capital Great American Companies
                     Fund
                     (v) Van Kampen American Capital Prospector Fund
                     (vi) Van Kampen American Capital Aggressive Growth Fund
        (5)          Investment Advisory Agreement for:
              (a)    Van Kampen American Capital Utility Fund
              (b)    Van Kampen American Capital Growth Fund
              (c)    Van Kampen American Capital Value Fund
              (d)    Van Kampen American Capital Great American Companies Fund
              (e)    Van Kampen American Capital Prospector Fund
              (f)    Van Kampen American Capital Aggressive Growth Fund
        (6)   (a)    Distribution and Service Agreement for:
                     (i) Van Kampen American Capital Utility Fund
                     (ii) Van Kampen American Capital Growth Fund
                     (iii) Van Kampen American Capital Value Fund
                     (iv) Van Kampen American Capital Great American Companies
                     Fund
                     (v) Van Kampen American Capital Prospector Fund
                     (vi) Van Kampen American Capital Aggressive Growth Fund
        (8)   (a)    Custodian Contract
              (b)    Transfer Agency and Service Agreement
        (9)   (a)    Fund Accounting Agreement
              (b)    Amended and Restated Legal Services Agreement
       (11)   Consents of KPMG Peat Marwick LLP:
              (a)    Van Kampen American Capital Utility Fund
              (b)    Van Kampen American Capital Growth Fund
              (c)    Van Kampen American Capital Value Fund
              (d)    Van Kampen American Capital Great American Companies Fund
              (e)    Van Kampen American Capital Prospector Fund
              (f)    Van Kampen American Capital Aggressive Growth Fund
       (16)   Computation of Performance Quotations for:
              (a)    Van Kampen American Capital Utility Fund
              (b)    Van Kampen American Capital Growth Fund
              (c)    Van Kampen American Capital Value Fund
              (d)    Van Kampen American Capital Great American Companies Fund
              (e)    Van Kampen American Capital Prospector Fund
              (f)    Van Kampen American Capital Aggressive Growth Fund
       (17)   (a)    List of certain investment companies in response to Item
                     29(a)
              (b)    List of Officers and Directors of Van Kampen American
                     Capital Distributors, Inc. in response to Item 29(b)
       (18)   Amended Multi-Class Plan
       (24)   Power of Attorney
       (27)   Financial Data Schedules
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